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                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                           Dated as of March 30, 2000

                                 $380,079,912.57

                       Mortgage Pass-Through Certificates
                                  Series 2000-2

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

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Acts of Holders...............................................
Section 1.03  Effect of Headings and Table of Contents......................
Section 1.04  Benefits of Agreement.........................................


                                   ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by Trustee.........................................
Section 2.03  Representations and Warranties of the Master Servicer and
               the Seller...................................................
Section 2.04  Execution and Delivery of Certificates........................
Section 2.05  Designation of Certificates; Designation of Startup Day
               and Latest Possible Maturity Date............................


                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account...........................................
Section 3.02  Permitted Withdrawals from the Certificate Account............
Section 3.03  Advances by Master Servicer and Trustee.......................
Section 3.04  Trustee to Cooperate; Release of Owner Mortgage Loan
               Files........................................................
Section 3.05  Reports to the Trustee; Annual Compliance Statements..........
Section 3.06  Title, Management and Disposition of Any REO Mortgage
               Loan.........................................................
Section 3.07  Amendments to Servicing Agreements, Modification of
               Standard Provisions..........................................
Section 3.08  Oversight of Servicing........................................
Section 3.09  Termination and Substitution of Servicing Agreements..........
Section 3.10  Application of Net Liquidation Proceeds.......................
Section 3.11  Act Reports...................................................


                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                       PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions.................................................
Section 4.02  Allocation of Realized Losses.................................
Section 4.03  Paying Agent..................................................
Section 4.04  Statements to Certificateholders; Report to the Trustee
               and the Seller...............................................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service........
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Master Servicer...............................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..............................................
Section 5.02  Registration of Certificates..................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 5.04  Persons Deemed Owners.........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.....
Section 5.06  Maintenance of Office or Agency...............................
Section 5.07  Definitive Certificates.......................................
Section 5.08  Notices to Clearing Agency....................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer...............
Section 6.02  Merger or Consolidation of the Seller or the Master
               Servicer.....................................................
Section 6.03  Limitation on Liability of the Seller, the Master
               Servicer and Others..........................................
Section 6.04  Resignation of the Master Servicer............................
Section 6.05  Compensation to the Master Servicer...........................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.........
Section 6.07  Indemnification of Trustee and Seller by Master Servicer......


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.............................................
Section 7.02  Other Remedies of Trustee.....................................
Section 7.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 7.04  Action upon Certain Failures of the Master Servicer and upon Event of Default........................................
Section 7.05  Trustee to Act; Appointment of Successor......................
Section 7.06  Notification to Certificateholders............................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.............................................
Section 8.02  Certain Matters Affecting the Trustee.........................
Section 8.03  Trustee Not Required to Make Investigation....................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 8.05  Trustee May Own Certificates..................................
Section 8.06  The Master Servicer to Pay Fees and Expenses..................
Section 8.07  Eligibility Requirements......................................
Section 8.08  Resignation and Removal.......................................
Section 8.09  Successor.....................................................
Section 8.10  Merger or Consolidation.......................................
Section 8.11  Authenticating Agent..........................................
Section 8.12  Separate Trustees and Co-Trustees.............................
Section 8.13  Appointment of Custodians.....................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions.................
Section 8.15  Monthly Advances..............................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of
               All Mortgage Loans...........................................
Section 9.02  Additional Termination Requirements...........................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment.....................................................
Section 10.02 Recordation of Agreement......................................
Section 10.03 Limitation on Rights of Certificateholders....................
Section 10.04 Governing Law; Jurisdiction...................................
Section 10.05 Notices.......................................................
Section 10.06 Severability of Provisions....................................
Section 10.07 Special Notices to Rating Agencies............................
Section 10.08 Covenant of Seller............................................
Section 10.09 Recharacterization............................................


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Class A Fixed Pass-Through Rate...............................
Section 11.02 Cut-Off Date..................................................
Section 11.03 Cut-Off Date Aggregate Principal Balance......................
Section 11.04 Original Class A Percentage...................................
Section 11.05 Original Principal Balances of the Classes of Class A
               Certificates.................................................
Section 11.06 Original Class A Non-PO Principal Balance.....................
Section 11.07 Original Subordinated Percentage..............................
Section 11.08 Original Class B-1 Percentage.................................
Section 11.09 Original Class B-2 Percentage.................................
Section 11.10 Original Class B-3 Percentage.................................
Section 11.11 Original Class B-4 Percentage.................................
Section 11.12 Original Class B-5 Percentage.................................
Section 11.13 Original Class B-6 Percentage.................................
Section 11.14 Original Class B Principal Balance............................
Section 11.15 Original Principal Balances of the Classes of Class B
               Certificates.................................................
Section 11.16 Original Class B-1 Fractional Interest........................
Section 11.17 Original Class B-2 Fractional Interest........................
Section 11.18 Original Class B-3 Fractional Interest........................
Section 11.19 Original Class B-4 Fractional Interest........................
Section 11.20 Original Class B-5 Fractional Interest........................
Section 11.21 Closing Date..................................................
Section 11.22 Right to Purchase.............................................
Section 11.23 Wire Transfer Eligibility.....................................
Section 11.24 Single Certificate............................................
Section 11.25 Servicing Fee Rate............................................
Section 11.26 Master Servicing Fee Rate.....................................


                                    EXHIBITS
                                    --------

EXHIBIT A-1       -     Form of Face of Class A-1 Certificate
EXHIBIT A-2       -     Form of Face of Class A-2 Certificate
EXHIBIT A-3       -     Form of Face of Class A-3 Certificate
EXHIBIT A-4       -     Form of Face of Class A-4 Certificate
EXHIBIT A-5       -     Form of Face of Class A-5 Certificate
EXHIBIT A-6       -     Form of Face of Class A-6 Certificate
EXHIBIT A-7       -     Form of Face of Class A-7 Certificate
EXHIBIT A-8       -     Form of Face of Class A-8 Certificate
EXHIBIT A-9       -     Form of Face of Class A-9 Certificate
EXHIBIT A-10      -     Form of Face of Class A-10 Certificate
EXHIBIT A-11      -     Form of Face of Class A-11Certificate
EXHIBIT A-12      -     Form of Face of Class A-12 Certificate
EXHIBIT A-PO      -     Form of Face of Class A-PO Certificate
EXHIBIT A-R       -     Form of Face of Class A-R Certificate
EXHIBIT B-1       -     Form of Face of Class B-1 Certificate
EXHIBIT B-2       -     Form of Face of Class B-2 Certificate
EXHIBIT B-3       -     Form of Face of Class B-3 Certificate
EXHIBIT B-4       -     Form of Face of Class B-4 Certificate
EXHIBIT B-5       -     Form of Face of Class B-5 Certificate
EXHIBIT B-6       -     Form of Face of Class B-6 Certificate
EXHIBIT C         -     Form of Reverse of Series 2000-2 Certificates
EXHIBIT D         -     Reserved
EXHIBIT E         -     Custodial Agreement
EXHIBIT F-1       -     Schedule of Mortgage Loans Serviced by Norwest
                        Mortgage in locations other than Frederick, Maryland
EXHIBIT F-2       -     Schedule of Mortgage Loans Serviced by Norwest
                         Mortgage in Frederick, Maryland
EXHIBIT F-3       -     Schedule of Mortgage Loans Serviced by Other Servicers
EXHIBIT G         -     Request for Release
EXHIBIT H         -     Affidavit Pursuant to Section 860E(e)(4) of the
                        Internal Revenue Code of 1986, as amended, and for
                        Non-ERISA Investors
EXHIBIT I         -     Letter from Transferor of Residual Certificates
EXHIBIT J         -     Transferee's Letter (Class [A-PO][B-4][B-5][B-6]
                        Certificates)
EXHIBIT K         -     Transferee's Letter (Class [B-1][B-2][B-3]
                        Certificates)
EXHIBIT L         -     Servicing Agreements
EXHIBIT M         -     Form of Special Servicing Agreement

            This Pooling and Servicing Agreement, dated as of March 30, 2000 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and FIRST UNION NATIONAL BANK, as Trustee.

                               WITNESSETH THAT:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Directed Certificates: The Class A-1, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11 Certificates.

            Accretion Termination Date: (A) for the Class A-2 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class A-1, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11 Certificates have been reduced to zero or
(ii) the Cross-Over Date; (B) for the Class A-8 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-7 Certificates has been reduced to zero or
(ii) the Cross-Over Date; and (C) for the Class A-11 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-9 Certificates has been reduced to zero or (ii) the Cross-Over Date.

            Accrual Certificates: The Class A-2, Class A-8 and Class A-11 Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and any Class of Accrual Certificates, an amount equal to the sum of (i) the Class A Interest Percentage of such Class of Accrual Certificates of the Current Class A Interest Distribution Amount and
(ii) the Class A Interest Shortfall Percentage of such Class of Accrual Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a) on such Distribution Date. As to any Distribution Date on or after the applicable Accretion Termination Date, zero.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for all the Classes of Class A Certificates.

            Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Liquidation Profits: As to any Distribution Date, the aggregate amount of Liquidation Profits with respect to all of the Mortgage Loans.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates and Class A-12 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-PO Certificates or Class A-R Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-2, Class A-8, Class A-11 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a). As to the Class A-2, Class A-8 and Class A-11 Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a) and Paragraph third clause (A) of Section 4.01(a) and (b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a) including, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates); and (ii) with respect to each Class of Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Accrual Certificates, the Original Principal Balance of such Class if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

      (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

      (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

            Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a).

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the Accrual Distribution Amounts, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            Class A Pass-Through Rate: As to the Class A-1, Class A-2, Class A-4, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11 and Class A-R Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-5 Certificates, 6.250% per annum. As to the Class A-6 Certificates, 7.750% per annum. As to the Class A-3 and Class A-12 Certificates, 8.000% per annum. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in March 2005, 100%. As to any Distribution Date subsequent to March 2005 to and including the Distribution Date in March 2006, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2006 to and including the Distribution Date in March 2007, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2007 to and including the Distribution Date in March 2008, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2008 to and including the Distribution Date in March 2009, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2009, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the March preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including April 2005 and March 2006, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including April 2006 and March 2007,
(3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including April 2007 and March 2008, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including April 2008 and March 2009, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after April 2009. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-PO Certificates and Class A-R Certificate.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

            Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

            Class A-9 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit C hereto.

            Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

            Class A-10 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit C hereto.

            Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

            Class A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit C hereto.

            Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

            Class A-12 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit C hereto.

            Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
      2.02 or 2.03;

      (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: As to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: As to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class of Class B Certificates by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 7.500% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth, and sixteenth of Section 4.01(a).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: As to any Distribution Date, the lesser of
(a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument is located at 401 South Tryon Street, Charlotte, North Carolina 28202.

            Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

            Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            DCR: Duff and Phelps Credit Rating Co., or its successor in interest.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.500%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

      (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

      (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

      (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

      (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

      (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder:  As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default:  Any of the events specified in Section 7.01.

            Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

            Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

            Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

            Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced in locations other than Frederick, Maryland under the Norwest Servicing Agreement.

            Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced in Frederick, Maryland under the Norwest Servicing Agreement.

            Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond:  As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is April 25, 2030 which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.500%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 7.500%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $7,601,598.25 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder:  See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), (a) the product of (i) 1/12th of the Class A Pass-Through Rate for such Class and (ii) the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (b) the Class A Interest Percentage of such Class of (i) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (ii) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (iii) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate:  As set forth in Section 11.26.

            MERS:  As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            MLCC Additional Collateral: The Additional Collateral, as defined in the MLCC Servicing Agreement.

            MLCC Additional Collateral Mortgage Loans: The Additional Collateral Mortgage Loans, as defined in the MLCC Servicing Agreement.

            MLCC Mortgage Loan Purchase Agreement: The master mortgage loan purchase agreement dated as of April 1, 1998 between Merrill Lynch Credit Corporation, as seller, and Norwest Funding, Inc., as purchaser.

            MLCC Servicing Agreement: The Servicing Agreement executed by Merrill Lynch Credit Corporation, as Servicer.

            MLCC Surety Bond: The Surety Bond, as defined in the MLCC Servicing Agreement.

            Month End Interest: As defined in each Servicing Agreement or with respect to the MLCC Servicing Agreement, the amount defined as "Compensating Interest."

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc., or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage 100sm Pledge Agreement: As defined in the MLCC Servicing Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of March 30, 2000 between Norwest Mortgage, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

      (i)     the Mortgage Loan identifying number;

      (ii)    the city, state and zip code of the Mortgaged Property;

      (iii)   the type of property;

      (iv)    the Mortgage Interest Rate;

      (v)     the Net Mortgage Interest Rate;

      (vi)    the Monthly Payment;

      (vii)   the original number of months to maturity;

      (viii)  the scheduled maturity date;

      (ix)    the Cut-Off Date Principal Balance;

      (x)     the Loan-to-Value Ratio at origination;

      (xi)    whether such Mortgage Loan is a Subsidy Loan;

      (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

      (xiii)  the Servicing Fee Rate;

      (xiv)   the Master Servicing Fee Rate;

      (xv)    Fixed Retained Yield, if applicable; and

      (xvi) for each Exhibit F-3 Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Liquidation Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Liquidation Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder:  As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.500%.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer or delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and
(b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person:  As defined in Section 4.01(f).

            Norwest Mortgage: Norwest Mortgage, Inc., or its successor in interest.

            Norwest Mortgage Correspondents: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

            Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Cass A-12 and Class A-R Certificates, as set forth in Section 11.06.

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.14.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.16.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.17.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.18.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.19.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.20.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.08.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.15.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer:  Any of the Servicers other than Norwest Mortgage.

            Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements or, in the case of each Mortgage Loan serviced by Merrill Lynch Credit Corporation, the documents specified in the MLCC Mortgage Loan Purchase Agreement, under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            PAC Certificates:  The Class A-1 and Class A-10 Certificates.

            PAC Principal Amount:  As defined in Section 4.01(b).

            Parent Power(R)Guaranty Agreement for Real Estate: As defined in the MLCC Servicing Agreement.

            Parent Power(R)Guaranty and Security Agreement for Security Account:
As defined in the MLCC Servicing Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan:  As defined in Section 5.02(c).

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j)   Net Liquidation Profits;

            (k)   Month End Interest; and

            (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Classes of the Class A or Class B Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates, the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class (increased in the case of a Class of Accrual Certificates by the Accrual Distribution Amounts with respect to prior Distribution Dates for such Class of Accrual Certificates) less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance will also be reduced (a "Loss Reduction") on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to
Section 4.02(b). After the Cross-Over Date, such Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Priority Amount: For any Distribution Date, the lesser of (i) the Principal Balance of the Class A-4 Certificates and (ii) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the sum of the Scheduled Principal Amount and the Unscheduled Principal Amount.

            Priority Percentage: The Principal Balance of the Class A-4 Certificates divided by (ii) the Class A Non-PO Principal Balance.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates (other than the Class A-R Certificate) are DCR and Moody's. The Rating Agency for the Class A-R, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, P-1+ in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and
(ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reduction Amount:  As defined in Section 4.01(b).

            Relevant Anniversary:  See "Bankruptcy Loss Amount."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date:  As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            Scheduled Certificates:  The Class A-7 and Class A-9 Certificates.

            Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses (y)(i) and (y)(iv) of the definition of Class A Non-PO Optimal Principal Amount.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Norwest Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of Norwest Mortgage, National City Mortgage Co., Chevy Chase Bank, F.S.B., Downey Savings and Loan Association, F.A., HomeSide Lending, Inc., Merrill Lynch Credit Corporation, Hibernia National Bank, The Huntington Mortgage Company, Bank of Oklahoma, N.A., America First Credit Union, Farmers State Bank & Trust Company of Superior and Keystone National Bank as a Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

           Distribution Date Occurring In             Shift Percentage
           ------------------------------             ----------------

April 2000 through March 2005...................             0%
April 2005 through March 2006...................             30%
April 2006 through March 2007...................             40%
April 2007 through March 2008...................             60%
April 2008 through March 2009...................             80%
April 2009 and thereafter.......................            100%

            Similar Law:  As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

            (1)   normal wear and tear;

            (2) infidelity, conversion or other dishonest act on the part of the Trustee, or the Servicer or any of their agents or employees; or

            (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,800,799.13 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

            Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Startup Day:  As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan:  As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses (y)(ii) and (y)(iii) of the definition of Class A Non-PO Optimal Principal Amount.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of
Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            U.S. Person:  As defined in Section 4.01(f).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Holders of each Class of Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            SECTION 1.02      ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, (d) all of the Seller's right, title and interest in and to each Mortgage 100SM Pledge Agreement, each Parent Power(R) Guaranty and Security Agreement for Securities Account and each Parent Power(R) Guaranty Agreement for Real Estate with respect to each MLCC Additional Collateral Mortgage Loan and (f) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, in the states as to which the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make an assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

               (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

               (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

               (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

               (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

               (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

               (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

               (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

               (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

               (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

               (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

               (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

               (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

               (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

               (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

               (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

               (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

               (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

               (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

               (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

               (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

               (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

               (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

               (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is April 25, 2030 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, any amounts received by it upon the sale of any MLCC Additional Collateral pursuant to the terms of the Mortgage 100SM Pledge Agreement, the Parent Power(R) Guaranty and Security Agreement for Securities Account or the Parent Power(R) Guaranty Agreement for Real Estate, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

               (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

               (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02      PERMITTED WITHDRAWALS FROM THE CERTIFICATE
ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

               (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

               (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

               (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

               (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

               (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

               (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

               (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

               (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

               (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

               (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

               (xi) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

               (xii) to pay to Norwest Mortgage from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced by Norwest Mortgage or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder, including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a) and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 TRUSTEE TO COOPERATE; RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer of a Mortgage Loan, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05      REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE
STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07 AMENDMENTS TO SERVICING AGREEMENTS, MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) (i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

               (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08      OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, Norwest Mortgage requests the Seller to repurchase and to sell to Norwest Mortgage to facilitate the exercise of Norwest Mortgage's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

            MLCC Additional Collateral may be liquidated and the proceeds applied to cover any shortfalls upon the liquidation of a Mortgaged Property; provided, however, that the Trust Estate in no event shall acquire ownership of the MLCC Additional Collateral unless the Trustee shall have received an Opinion of Counsel that such ownership shall not cause the Trust Estate to fail to qualify as a REMIC or subject the REMIC to any tax.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09      TERMINATION AND SUBSTITUTION OF SERVICING
AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the Norwest Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11      ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-PO Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01      DISTRIBUTIONS.

            (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Classes of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

                  fifth, to the Class B-1 Certificates in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

                  sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

                  seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eighth, to the Class B-2 Certificates in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

                  ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                  tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eleventh, to the Class B-3 Certificates in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

                  twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                  thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

                  fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                  sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

                  eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

                  nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

                  twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

                  twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

                  twenty-third, to the Holder of the Class A-R Certificate.

            Notwithstanding the foregoing, after the Principal Balance of any Class (other than the Class A-R Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            In addition, Net Liquidation Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their Principal Balances.

            (b) On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Classes of Class A Certificates (other than the Principal Balance of the Class A-PO Certificates) in accordance with the following priorities:

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-2 Certificates, the Accrual Distribution Amount for the Class A-2 Certificates will be allocated sequentially as follows:

            first, concurrently, as follows:

                  (a) 27.0049302579%, sequentially, to the Class A-9, Class A-11 and Class A-10 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero; and

                  (b) 72.9950697421%, sequentially, to the Class A-7, Class A-8 and Class A-1 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero; and

            second, to the Class A-2 Certificates, until the Principal Balance thereof has been reduced to zero;

            II. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-8 Certificates, the Accrual Distribution Amount for the Class A-8 Certificates will be allocated sequentially as follows:

            first, to the Class A-7 Certificates, until the Principal Balance thereof has been reduced to zero; and

            second, to the Class A-8 Certificates, until the Principal Balance thereof has been reduced to zero;

            III. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-11 Certificates, the Accrual Distribution Amount for the Class A-11 Certificates will be allocated sequentially as follows:

            first, to the Class A-9 Certificates, until the Principal Balance thereof has been reduced to zero; and

            second, to the Class A-11 Certificates, until the Principal Balance thereof has been reduced to zero; and

            IV. The Class A Non-PO Principal Amount will be allocated sequentially as follows:

            first, to the Class A-4 Certificates, up to the Priority Amount for such Distribution Date;

            second, to the Class A-R Certificate, until the Principal Balance thereof has been reduced to zero;

            third, concurrently, as follows:

            (a) 27.0049302579%, sequentially, as follows:

                  (i) to the Class A-10 Certificates, up to their PAC Principal
            Amount for such Distribution Date;

                  (ii) to the Class A-9 Certificates, up to their Reduction
            Amount for such Distribution Date;

                  (iii) to the Class A-11 Certificates, until the Principal
            Balance thereof has been reduced to zero;

                  (iv) to the Class A-9 Certificates, without regard to their
            Reduction Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero; and

                  (v) to the Class A-10 Certificates, without regard to their
            PAC Principal Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero;

            (b) 72.9950697421%, sequentially, as follows:

                  (i) to the Class A-1 Certificates, up to their PAC Principal
            Amount for such Distribution Date;

                  (ii) to the Class A-7 Certificates, up to their Reduction
            Amount for such Distribution Date;

                  (iii) to the Class A-8 Certificates, until the Principal
            Balance thereof has been reduced to zero;

                  (iv) to the Class A-7 Certificates, without regard to their
            Reduction Amount, until the Principal Balance thereof has been reduced to zero; and

                  (v) to the Class A-1 Certificates, without regard to their PAC
            Principal Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero;

            fourth, to the Class A-2 Certificates, until the Principal Balance thereof has been reduced to zero;

            fifth, concurrently, as follows:

                  (a) 50.0000000000%, sequentially, to the Class A-3 and the
            Class A-12 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero;

                  (b) 25.0000000000% to the Class A-5 Certificates, until the
            Principal Balance thereof has been reduced to zero; and

                  (c) 25.0000000000% to the Class A-6 Certificates, until the
            Principal Balance thereof has been reduced to zero; and

            sixth, to the Class A-4 Certificates, without regard to the Priority Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero.

            As used above, the "PAC Principal Amount" for any Distribution Date and each Class of PAC Certificates means the amount, if any, that would reduce the Principal Balance of such Class to the percentage of its Original Principal Balance shown in the related table set forth below with respect to such Distribution Date.

            As used above, the "Reduction Amount" for any Distribution Date and each Class of Scheduled Certificates means the amount, if any, that would reduce the Principal Balance of such Class to the percentage of its Original Principal Balance shown in the related table set forth below with respect to such Distribution Date.

            The following tables set forth for each Distribution Date the planned Principal Balances for each Class of PAC Certificates and the scheduled Principal Balances for each Class of Scheduled Certificates, expressed as a percentage of the Original Principal Balance of such Class.

                           PLANNED PRINCIPAL BALANCES
                 AS PERCENTAGES OF INITIAL PRINCIPAL BALANCE

                                              CLASS A-1 CERTIFICATES
-------------------------------------------------------------------------------------------------------------------

                     PERCENTAGE OF                          PERCENTAGE OF                          PERCENTAGE OF
                     INITIAL                                INITIAL                                INITIAL
 DISTRIBUTION DATE   PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE
 -----------------   -----------------   -----------------  -----------------   -----------------  -----------------
Up to and including                     April 2003........      68.39966435    May 2006..........      29.21022899
April 2000........       99.71194486    May 2003..........      67.25280269    June 2006.........      28.26761441
May 2000..........       99.38800214    June 2003.........      66.10980437    July 2006.........      27.32823890
June 2000.........       99.02831129    July 2003.........      64.97065345    August 2006.......      26.39208886
July 2000.........       98.63295236    August 2003.......      63.83533403    September 2006....      25.45915075
August 2000.......       98.20201931    September 2003....      62.70383027    October 2006......      24.52941107
September 2000....       97.73562003    October 2003......      61.57612639    November  2006....      23.60285639
October 2000......       97.23387630    November  2003....      60.45220668    December 2006.....      22.67947333
November  2000....       96.69692374    December 2003.....      59.33205548    January 2007......      21.75924855
December 2000.....       96.12491176    January 2004......      58.21565719    February 2007.....      20.84216879
January 2001......       95.51800353    February 2004.....      57.10299626    March 2007........      19.92822081
February 2001.....       94.87637589    March 2004........      55.99405723    April 2007........      19.05231874
March 2001........       94.20021927    April 2004........      54.88882466    May 2007..........      18.17938489
April 2001........       93.48973764    May 2004..........      53.78728320    June 2007.........      17.30940641
May 2001..........       92.74514841    June 2004.........      52.68941753    July 2007.........      16.44237050
June 2001.........       91.96668228    July 2004.........      51.59521242    August 2007.......      15.57826442
July 2001.........       91.15458319    August 2004.......      50.50465266    September 2007....      14.71707547
August 2001.......       90.30910820    September 2004....      49.41772313    October 2007......      13.85879101
September 2001....       89.43052731    October 2004......      48.33440876    November  2007....      13.00339844
October 2001......       88.51912337    November  2004....      47.25469452    December 2007.....      12.15088521
November  2001....       87.57519194    December 2004.....      46.17856546    January 2008......      11.30123884
December 2001.....       86.59904110    January 2005......      45.10600667    February 2008.....      10.45444686
January 2002......       85.59099132    February 2005.....      44.03700331    March 2008........       9.61049689
February 2002.....       84.55137529    March 2005........      42.97154058    April 2008........       8.80319794
March 2002........       83.48053771    April 2005........      41.96380242    May 2008..........       7.99851743
April 2002........       82.37883517    May 2005..........      40.95954448    June 2008.........       7.19644362
May 2002..........       81.24663588    June 2005.........      39.95875233    July 2008.........       6.39696477
June 2002.........       80.08431952    July 2005.........      38.96141159    August 2008.......       5.60006922
July 2002.........       78.89793326    August 2005.......      37.96750794    September 2008....       4.80574533
August 2002.......       77.71557329    September 2005....      36.97702712    October 2008......       4.01398153
September 2002....       76.53722303    October 2005......      35.98995493    November  2008....       3.22476626
October 2002......       75.36286599    November  2005....      35.00627721    December 2008.....       2.43808802
November  2002....       74.19248571    December 2005.....      34.02597987    January 2009......       1.65393536
December 2002.....       73.02606579    January 2006......      33.04904887    February 2009.....       0.87229687
January 2003......       71.86358994    February 2006.....      32.07547023    March 2009........       0.09316117
February 2003.....       70.70504187    March 2006........      31.10523003    April 2009........
March 2003........       69.55040538    April 2006........      30.15609630       and thereafter.       0.00000000


                                              CLASS A-10 CERTIFICATES
-------------------------------------------------------------------------------------------------------------------

                     PERCENTAGE OF                          PERCENTAGE OF                          PERCENTAGE OF
                     INITIAL                                INITIAL                                INITIAL
 DISTRIBUTION DATE   PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE
 -----------------   -----------------   -----------------  -----------------   -----------------  -----------------
Up to and including                     January 2004......      66.88680466    November  2007....      28.94206106
April 2000........       99.73468575    February 2004.....      65.99512969    December 2007.....      28.18583563
May 2000..........       99.44368956    March 2004........      65.10478184    January 2008......      27.43057449
June 2000.........       99.12713200    April 2004........      64.21575405    February 2008.....      26.67627117
July 2000.........       98.78506295    May 2004..........      63.32803927    March 2008........      25.92291923
August 2000.......       98.41753900    June 2004.........      62.44163045    April 2008........      25.19730872
September 2000....       98.02462346    July 2004.........      61.55652053    May 2008..........      25.19730872
October 2000......       97.60638633    August 2004.......      60.67270246    June 2008.........      23.74862537
November  2000....       97.16290430    September 2004....      59.79016921    July 2008.........      23.02553974
December 2000.....       96.69426073    October 2004......      58.90891373    August 2008.......      22.30328295
January 2001......       96.20054562    November  2004....      58.02892900    September 2008....      21.30328295
February 2001.....       95.68185559    December 2004.....      57.15020797    October 2008......      20.86123031
March 2001........       95.13829385    January 2005......      56.27274363    November  2008....      20.14142167
April 2001........       94.56997019    February 2005.....      55.39652894    December 2008.....      19.42241630
May 2001..........       93.97700092    March 2005........      54.52155689    January 2009......      18.70420782
June 2001.........       93.35950885    April 2005........      53.68880153    February 2009.....      17.98678982
July 2001.........       92.71762325    May 2005..........      52.85728868    March 2009........      17.27015593
August 2001.......       92.05147980    June 2005.........      52.02701161    April 2009........      16.58056313
September 2001....       91.36122057    July 2005.........      51.19796362    May 2009..........      15.89161475
October 2001......       90.64699392    August 2005.......      50.37013798    June 2009.........      15.20330447
November  2001....       89.90895452    September 2005....      49.54352799    July 2009.........      14.51562598
December 2001.....       89.14726326    October 2005......      48.71812694    August 2009.......      13.82857296
January 2002......       88.36208718    November  2005....      47.89392814    September 2009....      13.14213908
February 2002.....       87.55359943    December 2005.....      47.07092491    October 2009......      12.45631804
March 2002........       86.72197924    January 2006......      46.24911055    November  2009....      11.77110348
April 2002........       85.86741180    February 2006.....      45.42847838    December 2009.....      11.08648909
May 2002..........       84.99008822    March 2006........      44.60902174    January 2010......      10.40246852
June 2002.........       84.09020547    April 2006........      43.80435208    February 2010.....       9.71903542
July 2002.........       83.17196779    May 2006..........      43.00083122    March 2010........       9.03618346
August 2002.......       82.25519221    June 2006.........      42.19845255    April 2010........       8.35390628
September 2002....       81.33987161    July 2006.........      41.39720944    May 2010..........       7.67219751
October 2002......       80.42599884    August 2006.......      40.59709532    June 2010.........       6.99105081
November  2002....       79.51356676    September 2006....      39.79810358    July 2010.........       6.31045982
December 2002.....       78.60256823    October 2006......      39.00022764    August 2010.......       5.63041813
January 2003......       77.69299614    November  2006....      38.20346090    September 2010....       4.95091940
February 2003.....       76.78484335    December 2006.....      37.40779681    October 2010......       4.27195724
March 2003........       75.87810276    January 2007......      36.61322877    November  2010....       3.59352526
April 2003........       74.97276724    February 2007.....      35.81975024    December 2010.....       2.91561708
May 2003..........       74.06882970    March 2007........      35.02735464    January 2011......       2.23822629
June 2003.........       73.16628301    April 2007........      34.26318206    February 2011.....       1.56134649
July 2003.........       72.26512010    May 2007..........      33.50002556    March 2011........       0.88497128
August 2003.......       71.36533385    June 2007.........      32.73787865    April 2011........       0.20909424
September 2003....       70.46691718    July 2007.........      31.97673483    May 2011..........
October 2003......       69.56986301    August 2007.......      31.21658764       and thereafter.       0.00000000
November  2003....       68.67416425    September 2007....      30.45743060
December 2003.....       67.77981383    October 2007......      29.69925722


                     SCHEDULED PRINCIPAL BALANCES AS PERCENTAGES OF INITIAL PRINCIPAL BALANCE

                                              CLASS A-7 CERTIFICATES
-------------------------------------------------------------------------------------------------------------------

                     PERCENTAGE OF                          PERCENTAGE OF                          PERCENTAGE OF
                     INITIAL                                INITIAL                                INITIAL
 DISTRIBUTION DATE   PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE
 -----------------   -----------------   -----------------  -----------------   -----------------  -----------------
Up to and including                     November  2001....      74.00036772    July 2003.........      28.40756588
April 2000........       99.54514909    December 2001.....      71.86811053    August 2003.......      26.40501413
May 2000..........       98.99651067    January 2002......      69.67219801    September 2003....      24.43724742
June 2000.........       98.35428914    February 2002.....      67.41541800    October 2003......      22.50377960
July 2000.........       97.61883123    March 2002........      65.10065319    November  2003....      20.60413045
August 2000.......       96.79062636    April 2002........      62.73087591    December 2003.....      18.73782561
September 2000....       95.87030675    May 2002..........      60.30914280    January 2004......      16.90439645
October 2000......       94.85864722    June 2002.........      57.83858926    February 2004.....      15.10338005
November  2000....       93.75656462    July 2002.........      55.33676704    March 2004........      13.33431912
December 2000.....       92.56511712    August 2002.......      52.87662215    April 2004........      11.59676193
January 2001......       91.28550304    September 2002....      50.45758459    May 2004..........       9.89026221
February 2001.....       89.91905947    October 2002......      48.07909129    June 2004.........       8.21437915
March 2001........       88.46726060    November  2002....      45.74058604    July 2004.........       6.56867725
April 2001........       86.93171569    December 2002.....      43.44151942    August 2004.......       4.95272634
May 2001..........       85.31416679    January 2003......      41.18134867    September 2004....       3.36610144
June 2001.........       83.61648619    February 2003.....      38.95953765    October 2004......       1.80838274
July 2001.........       81.84067350    March 2003........      36.77555674    November  2004....       0.27915552
August 2001.......       79.98885257    April 2003........      34.62888278    December 2004.....
September 2001....       78.06326799    May 2003..........      32.51899896       and thereafter.       0.00000000
October 2001......       76.06628144    June 2003.........      30.44539476


                                              CLASS A-9 CERTIFICATES
-------------------------------------------------------------------------------------------------------------------

                     PERCENTAGE OF                          PERCENTAGE OF                          PERCENTAGE OF
                     INITIAL                                INITIAL                                INITIAL
 DISTRIBUTION DATE   PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE   DISTRIBUTION DATE  PRINCIPAL BALANCE
 -----------------   -----------------   -----------------  -----------------   -----------------  -----------------
Up to and including                     September 2001....      76.55543949    March 2003........      31.53095301
April 2000........       99.52983110    October 2001......      74.39921061    April 2003........      29.16265271
May 2000..........       98.95772693    November  2001....      72.16623889    May 2003..........      26.83188711
June 2000.........       98.28390968    December 2001.....      69.85913075    June 2003.........      24.53816785
July 2000.........       97.50874391    January 2002......      67.48059828    July 2003.........      22.28101241
August 2000.......       96.63273684    February 2002.....      65.03345468    August 2003.......      20.05994410
September 2000....       95.65653843    March 2002........      62.52060954    September 2003....      17.87449193
October 2000......       94.58094119    April 2002........      59.94506384    October 2003......      15.72419059
November  2000....       93.40687965    May 2002..........      57.30990484    November  2003....      13.60858034
December 2000.....       92.13542955    June 2002.........      54.61830068    December 2003.....      11.52720700
January 2001......       90.76780684    July 2002.........      51.88920579    January 2004......       9.47962179
February 2001.....       89.30536626    August 2002.......      49.20231743    February 2004.....       7.46538136
March 2001........       87.74959972    September 2002....      46.55709102    March 2004........       5.48404768
April 2001........       86.10213436    October 2002......      43.95298854    April 2004........       3.53518796
May 2001..........       84.36473035    November  2002....      41.38947843    May 2004..........       1.61837462
June 2001.........       82.53927837    December 2002.....      38.86603555    June 2004.........
July 2001.........       80.62779688    January 2003......      36.38214105       and thereafter.       0.00000000
August 2001.......       78.63242906    February 2003.....      33.93728235

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Classes of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

               (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in
Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-R Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a).

            (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

      first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

      second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

      third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

      fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

      fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

      sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

      seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Classes of Class A Certificates or any Classes of Class B Certificates, each outstanding Class to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class of Certificates has been reduced to zero, such Class shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such Recovery allocated to each outstanding Class in accordance with the preceding provisions, each outstanding Class shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan, such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

            SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

               (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

               (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Liquidation Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORT TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

               (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class for such Distribution Date;

               (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class B of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

               (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

               (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

               (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

               (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

               (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

               (x)the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

               (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

               (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

               (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

               (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

               (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

               (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

               (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

               (xxiii)  the Class A-PO Deferred Amount, if any; and

               (xxiv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R Certificate) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE
SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-PO and Class A-R Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-PO and Class A-R Certificates) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-PO, A-R, B-1, B-2, B-3,
B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller; or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 5.07:

               (i) the provisions of this Section 5.01(b) shall be in full force and effect;

               (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

               (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

               (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and
(ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class A-PO, Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class A-PO or Class B Certificate shall be made (other than the transfer of the Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate, or in the form of Exhibit K hereto, in the case of a Class B-1, Class B-2 or Class B-3 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) with respect to the Class B Certificates only, if such transferee is an insurance company, (A) the source of funds used to purchase the Class B Certificates is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B Certificates is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class A-PO or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan,
(A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class A-PO or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class A-PO and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, including, without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including, without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

            SECTION 6.06      ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER
SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07      INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

               (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

               (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

               (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

               (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

               (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

               (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            SECTION 8.04      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05      TRUSTEE MAY OWN CERTIFICATES.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

            SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08      RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09      SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11      AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

               (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

               (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC;
(iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the REMIC property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports;
(vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Clas A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO and Class A-R Certificates and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;
(x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and
(xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be the tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee to, respectively, perform its obligations under this Section 8.14.

            SECTION 8.15      MONTHLY ADVANCES.

            In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of
Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

            (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

            (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and
(iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, such Servicer or a Certificateholder.

            SECTION 10.06     SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07     SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

               (i) any amendment to this Agreement pursuant to Section 10.01(a);

               (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

               (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

               (iv) any resignation of the Master Servicer pursuant to Section 6.04;

               (v) the occurrence of any of the Events of Default described in
      Section 7.01;

               (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

               (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

               (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

               (i) the appointment of a Custodian pursuant to Section 2.02;

               (ii) the resignation or removal of the Trustee pursuant to
      Section 8.08;

               (iii) the appointment of a successor trustee pursuant to Section 8.09; or

               (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c)   The Master Servicer shall deliver to each Rating Agency:

               (i) reports prepared pursuant to Section 3.05; and

               (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08     COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09     RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES



            SECTION 11.01     CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 7.500% per annum.

            SECTION 11.02     CUT-OFF DATE.

            The Cut-Off Date for the Certificates is March 1, 2000.

            SECTION 11.03     CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $380,079,912.57.

            SECTION 11.04     ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 95.98068082%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                            Original
                      Class            Principal Balance
                      -----            -----------------
                    Class A-1            $99,506,000.00
                    Class A-2            $23,309,000.00
                    Class A-3            $10,130,000.00
                    Class A-4            $38,079,000.00
                    Class A-5            $14,877,000.00
                    Class A-6            $14,877,000.00
                    Class A-7            $75,000,000.00
                    Class A-8             $2,272,000.00
                    Class A-9            $29,704,000.00
                    Class A-10           $34,868,000.00
                    Class A-11              $828,000.00
                    Class A-12           $19,624,000.00
                    Class A-PO            $1,801,599.78
                    Class A-R                   $100.00


            SECTION 11.06     ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $363,074,100.00.

            SECTION 11.07     ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 4.01931918%.

            SECTION 11.08     ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.90917633%.

            SECTION 11.09     ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.85413303%.

            SECTION 11.10     ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.50227569%.

            SECTION 11.11     ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.30136541%.

            SECTION 11.12     ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.20117463%.

            SECTION 11.13     ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.25119410%.

            SECTION 11.14     ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $15,204,212.79.

            SECTION 11.15 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                            Original
                      Class            Principal Balance
                      -----            -----------------
                    Class B-1             $7,222,000.00
                    Class B-2             $3,231,000.00
                    Class B-3             $1,900,000.00
                    Class B-4             $1,140,000.00
                    Class B-5               $761,000.00


            SECTION 11.16     ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 2.11014285%.

            SECTION 11.17     ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 1.25600982%.

            SECTION 11.18     ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.75373414%.

            SECTION 11.19     ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.45236872%.

            SECTION 11.20     ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original  Class B-5 Fractional Interest is 0.25119409%.

            SECTION 11.21     CLOSING DATE.

            The Closing Date is March 30, 2000.

            SECTION 11.22     RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $38,007,991.26 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23     WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A Certificates (other than the Class A-PO and Class A-R Certificates) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-PO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R Certificate is not eligible for wire transfer.

            SECTION 11.24     SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-PO and Class A-R Certificates) and each Class of the Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-R Certificate represents a $100 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-PO represents a $1,801,599.78 Denomination.

            SECTION 11.25     SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26     MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    NORWEST ASSET SECURITIES CORPORATION
                                       as Seller


                                       By:____________________________________
                                          Name:   Alan S. McKenney
                                          Title:  Vice President


                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                       as Master Servicer


                                       By:____________________________________
                                          Name:   Brett Handelman
                                          Title:  Assistant Vice President


                                    FIRST UNION NATIONAL BANK
                                       as Trustee


                                       By:____________________________________
                                          Name:
                                          Title:


Attest:
By:___________________________
Name:_________________________
Title:________________________

STATE OF MARYLAND          )
                           )  ss.:
COUNTY OF FREDERICK        )


            On this 30th day of March, 2000, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides at McLean, Virginia; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 30th day of March, 2000, before me, a notary public in and for the State of Maryland, personally appeared Brett Handelman, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is an Assistant Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              )  ss.:
COUNTY OF                     )


            On this 30th day of March, 2000, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

  Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                  Series 2000-2
               Applicable Unscheduled Principal Receipt Period


                                         Full Unscheduled    Partial Unscheduled
                    Servicer            Principal Receipts    Principal Receipts
                    --------            ------------------    ------------------
Norwest Mortgage, Inc. (Exhibit F-1)       Prior Month           Prior Month
Norwest Mortgage, Inc. (Exhibit F-2)        Mid-Month             Mid-Month
National City Mortgage Co.                  Mid-Month            Prior Month
Chevy Chase Bank, F.S.B.                    Mid-Month            Prior Month
Downey Savings & Loan Association, F.A.     Mid-Month            Prior Month
HomeSide Lending, Inc.                     Prior Month           Prior Month
Merrill Lynch Credit Corporation           Prior Month           Prior Month
Hibernia National Bank                      Mid-Month            Prior Month
The Huntington Mortgage Company             Mid-Month            Prior Month
Bank of Oklahoma, N.A.                      Mid-Month            Prior Month
America First Credit Union                  Mid-Month            Prior Month
Farmers State Bank & Trust Company of
  Superior                                  Mid-Month            Prior Month
Keystone National Bank                      Mid-Month            Prior Month

                              EXHIBIT A-1
                [FORM OF FACE OF CLASS A-1 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
         OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
       REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
        REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R V8 9                  First Distribution Date: April 25, 2000

Percentage Interest evidenced           Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-2
                [FORM OF FACE OF CLASS A-2 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                        SERIES 2000-2 CLASS A-2

               evidencing an interest in a pool of fixed
               interest rate, conventional, monthly pay,
                 fully amortizing, first lien, one- to
           four-family residential mortgage loans, which may
               include loans secured by shares issued by
               cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR (EXCEPT AS PROVIDED HEREIN) PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R V9 7                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.500% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-2 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, at an issue price of 91.06317%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 95.99396436%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.64%; and (iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.54626976%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-3
                [FORM OF FACE OF CLASS A-3 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                        SERIES 2000-2 CLASS A-3

               evidencing an interest in a pool of fixed
               interest rate, conventional, monthly pay,
                 fully amortizing, first lien, one- to
           four-family residential mortgage loans, which may
               include loans secured by shares issued by
               cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR (EXCEPT AS PROVIDED HEREIN) PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W2 1                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 8.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W3 9                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 96.11979%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.98438000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.03%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01509944%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W4 7                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 85.93454%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 14.15226333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.88%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03611060%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-6
                [FORM OF FACE OF CLASS A-6 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X7 9                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-7
                [FORM OF FACE OF CLASS A-7 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W5 4                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 99.54167%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 0.56250000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.75%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01443832%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-8
                [FORM OF FACE OF CLASS A-8 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W6 2                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.500% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-8 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, at an issue price of 97.60417%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 46.11652391%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.03%; and (iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.54371842%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-9
                [FORM OF FACE OF CLASS A-9 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                             SERIES 2000-2 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W7 0                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of the Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-10
                [FORM OF FACE OF CLASS A-10 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W8 8                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of the Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-11
                [FORM OF FACE OF CLASS A-11 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R W9 6                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of the Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.500% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-11 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, at an issue price of 97.60417%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 41.03560628%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.08%; and (iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.54765590%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

            By ________________________
   Authorized Officer

                              EXHIBIT A-12
                [FORM OF FACE OF CLASS A-12 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
     OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
   REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X2 0                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of the Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 8.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-PO
                [FORM OF FACE OF CLASS A-PO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2, CLASS A-PO

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

                                         First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds.. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, at an issue price of 59.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 41.0000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.16%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.37491192%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                              EXHIBIT A-R
                [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2, CLASS A-R

               evidencing an interest in a pool of fixed
               interest rate, conventional, monthly pay,
                 fully amortizing, first lien, one- to
           four-family residential mortgage loans, which may
               include loans secured by shares issued by
               cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X3 8                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2, CLASS B-1

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family

      residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X4 6                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 96.30729%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.79687500%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.03%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01584818%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT B-2
                    [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                        SERIES 2000-2, CLASS B-2

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X5 3                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 95.82292%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 4.28125000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.10%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01778176%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X6 1                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT _______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-3 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 91.63542%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 8.46875000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.72%; and
(iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03397173%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                        SERIES 2000-2, CLASS B-4

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X8 7                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 76.66667%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 23.43750000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.36%; and (iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.08345865%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2000-2, CLASS B-5

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R X9 5                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 55.85417%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 44.25000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 16.69%; and (iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.12592216%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                        SERIES 2000-2, CLASS B-6

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                  NORWEST ASSET SECURITIES CORPORATION
            (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  March 1, 2000

CUSIP No.: 66937R Y2 9                   First Distribution Date: April 25, 2000

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  April 25, 2030

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 30, 2000, and based on its issue price of 24.60417%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 5 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 20, 2000 with respect to the offering of the Class A Certificates (other than the Class A-PO Certificates) and Class B-1, Class B-2, and Class B-3 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 75.50000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 36.82%; and (iii) the amount of OID allocable to the short first accrual period (March 30, 2000 to April 25, 2000) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.10675919%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                    EXHIBIT C

            [Form of Reverse of Series 2000-2 Certificates]

                  NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES 2000-2

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
     (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________
________________________________________________________
Social Security or other Identifying Number of Assignee:
________________________________________________________

Dated:


                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor


                                          ______________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ________________________________________________
for the account of ____________________________________________________ account number _____________, or, if mailed by check, to ______________________________
_________________________. Applicable statements should be mailed to __________
________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                      W I T N E S S E T H   T H A T
                      - - - - - - - - - -   - - - -

            WHEREAS, the Seller, the Master Servicer and the Trustee, have entered into a Pooling and Servicing Agreement dated as of March 30, 2000 relating to the issuance of Mortgage Pass-Through Certificates, Series 2000-2 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            CONCERNING THE CUSTODIAN

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                   FIRST UNION NATIONAL BANK

230 South Tryon Street                     By:__________________________________
Charlotte, North Carolina, 28288           Name:________________________________
                                           Title:_______________________________



Address:                                   NORWEST ASSET SECURITIES
                                           CORPORATION

7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

Address:                                   NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION

7485 New Horizon Way
Frederick, Maryland 21703                  By: _________________________________
                                           Name:________________________________
                                           Title:_______________________________
                                           [CUSTODIAN]
Address:
                                           By: _________________________________
                                           Name:________________________________
                                           Title:_______________________________

STATE OF                )
                        )  ss.:
COUNTY OF               )




            On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                         _______________________________________
                                         Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                         _______________________________________
                                         Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                         _______________________________________
                                         Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                         _______________________________________
                                         Notary Public

[NOTARIAL SEAL]

                              EXHIBIT F-1


[Schedule of Mortgage Loans Serviced by Norwest Mortgage from locations other than Frederick, Maryland]


NASCOR
NMI  2000-02  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)         (ii)                                               (iii)          (iv)            (v)            (vi)         (vii)
-----       ---------------------------  -----       -----    --------      --------        --------      ----------    --------
                                                                                              NET
MORTGAGE                                                                    MORTGAGE        MORTGAGE       CURRENT      ORIGINAL
LOAN                                                  ZIP     PROPERTY      INTEREST        INTEREST       MONTHLY       TERM TO
NUMBER      CITY                         STATE       CODE       TYPE          RATE            RATE         PAYMENT      MATURITY
--------    ----------------------------------       -----    --------      --------        --------      ----------    --------
7414014     STEAMBOAT SPRINGS            CO          80477      SFD          7.750           7.483        $ 1,823.27       360
7679121     LACROSSE                     WI          54601      SFD          7.875           7.500        $ 1,845.30       360
7963814     NORMANDY PARK                WA          98166      SFD          7.625           7.358        $ 1,801.33       360
8007135     THOUSAND OAKS                CA          91320      SFD          7.750           7.483        $ 1,823.27       360
8008498     SHAKOPEE                     MN          55379      SFD          7.875           7.500        $ 1,845.30       360



TABLE (CONTINUED)

(i)             (viii)       (ix)               (x)     (xi)        (xii)      (xiii)     (xv)    (xvi)
-----         ----------     --------------    ------   --------- ----------  -------- ----------------------
                             CUT-OFF
MORTGAGE       SCHEDULED     DATE                                  MORTGAGE              MASTER   FIXED
LOAN           MATURITY      PRINCIPAL                            INSURANCE   SERVICE   SERVICE   RETAINED
NUMBER           DATE        BALANCE            LTV     SUBSIDY      CODE       FEE       FEE     YIELD
--------      -----------    --------------    ------   --------- ----------  -------- ----------------------
7414014       1-Dec-29        $ 253,957.65      25.45                           0.250     0.017         0.000
7679121       1-Jan-30        $ 254,047.91      67.87                           0.250     0.017         0.108
7963814       1-Jan-30        $ 254,130.45      61.33                           0.250     0.017         0.000
8007135       1-Jan-30        $ 254,139.60      63.63                           0.250     0.017         0.000
8008498       1-Jan-30        $ 254,148.5       55.33                           0.250     0.017         0.108

                              $ 1,270,424.18



COUNT:                                 5
WAC:                          7.77499815
WAM:                         357.8001001
WALTV:                       54.72520011

                              EXHIBIT F-2


 [Schedule of Mortgage Loans Serviced by Norwest Mortgage in Frederick,
                               Maryland]


NASCOR
NMI / 2000-02  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)            (ii)                                               (iii)      (iv)             (v)              (vi)       (vii)
-----          ---------------------------    -----   -----     --------     --------      --------         ----------   --------
                                                                                              NET
MORTGAGE                                                                     MORTGAGE      MORTGAGE           CURRENT    ORIGINAL
LOAN                                                  ZIP       PROPERTY     INTEREST      INTEREST           MONTHLY    TERM TO
NUMBER         CITY                           STATE   CODE        TYPE       RATE            RATE             PAYMENT    MATURITY
--------       --------------------------------------------     --------     --------      --------         ----------   --------
4808083        LARGO                          FL       33774       SFD       7.750           7.483          $ 1,851.21      360
4833860        LARCHMONT                      NY       10538       SFD       8.375           7.500          $ 3,040.29      360
4866697        FRESNO                         CA       93720       SFD       8.000           7.500          $ 4,519.99      360
4936199        HAILEY                         ID       83333       SFD       8.500           7.500          $ 2,983.39      360
4996758        SWEENY                         TX       77480       SFD       7.625           7.358          $ 1,785.41      360
5006354        BROOKLYN                       NY       11215       HCO       8.375           7.500          $ 2,158.61      360
5010266        NEW YORK                       NY       10022       COP       8.375           7.500          $ 2,280.22      360
5012003        ALEXANDRIA                     NJ       08848       SFD       8.125           7.500          $ 4,826.24      360
5012434        DAVIS                          CA       95616       SFD       8.125           7.500          $ 2,739.81      360
5017689        DAVIS                          CA       95616       SFD       7.500           7.233          $ 2,461.24      360
5036357        RINGOES                        NJ       08551       SFD       7.125           6.858          $ 2,054.85      360
5038487        PLAINSBORO                     NJ       08536       SFD       8.000           7.500          $ 2,274.68      360
5046296        DRAPER                         UT       84020       SFD       8.250           7.500          $ 2,005.29      360
5047565        BEDFORD                        NH       03110       SFD       8.250           7.500          $ 2,070.50      360
5048198        FREEHOLD                       NJ       07728       SFD       8.250           7.500          $ 2,554.31      360
5055833        AUSTIN                         TX       78730       SFD       7.875           7.500          $ 2,537.75      360
5061301        ASHVILLE                       AL       35953       SFD       8.000           7.500          $ 1,625.15      360
5075735        CAMARILLO                      CA       93010       SFD       7.750           7.483          $ 3,582.07      360
5088438        LAS VEGAS                      NV       89128       SFD       8.625           7.500          $ 2,333.37      360
5090986        PEARL RIVER                    NY       10965       SFD       7.625           7.358          $ 1,936.53      360
5093550        SELBYVILLE                     DE       19975       SFD       8.500           7.500          $ 2,691.20      360
5095416        ARMONK                         NY       10504       SFD       7.500           7.233          $ 2,587.10      360
5096803        OLD BROOKVILLE                 NY       11545       SFD       8.375           7.500          $ 4,940.47      360
5100757        MANHATTAN BEACH                CA       90266       SFD       7.875           7.500          $ 2,704.51      360
5100878        DOWINGTOWN                     PA       19335       SFD       7.750           7.483          $ 1,790.82      360
5102072        QUEENS                         NY       11366       SFD       8.250           7.500          $ 2,300.58      240
5105017        HOBOKEN                        NJ       07030       LCO       8.750           7.500          $ 2,092.63      360
5110863        MT. KISCO                      NY       10549       SFD       8.375           7.500          $ 3,040.29      360
5111473        SAN JOSE                       CA       95124       SFD       7.750           7.483          $ 2,488.36      360
5112177        BELLE MEAD                     NJ       08502       SFD       8.125           7.500          $ 2,134.09      360
5112731        ROCKVILLE                      MD       20855       SFD       7.750           7.483          $ 1,820.41      360
5113508        RICHMOND                       VA       23233       SFD       8.375           7.500          $ 2,280.22      360
5113759        CORTLANDT MANOR                NY       10567       SFD       8.000           7.500          $ 3,169.87      360
5114573        NEW YORK                       NY       10028       COP       8.750           7.500          $ 1,258.73      360
5114788        MAHWAH                         NJ       07430       SFD       8.000           7.500          $ 4,455.42      360
5115066        PLAINFIELD                     NJ       07060       SFD       8.500           7.500          $ 2,768.09      360
5115251        SAN DIEGO                      CA       92123       LCO       7.875           7.500          $ 2,208.92      360
5115351        FRIDAY HARBOR                  WA       98250       SFD       8.750           7.500          $ 3,732.89      360
5115404        INDEPENDENCE                   MO       64057       SFD       8.375           7.500          $ 2,547.38      360
5116170        LINCOLN                        NE       68523       SFD       8.125           7.500          $ 2,910.59      360
5116816        PACIFIC GROVE                  CA       93950       SFD       8.125           7.500          $ 2,361.14      360
5116881        CHEVY CHASE                    MD       20815       SFD       8.000           7.500          $ 2,714.93      360
5118107        NEW YORK                       NY       10023       HCO       8.500           7.500           $ 492.11        36
5118197        GLEN COVE                      NY       11542       SFD       8.375           7.500          $ 1,520.15      360
5118254        NEW YORK                       NY       10025       HCO       8.625           7.500          $ 2,313.93      360
5118538        KEW GARDEN HILLS               NY       11367       SFD       8.500           7.500          $ 2,245.23      360
5119728        GRAYSON                        GA       30017       SFD       8.375           7.500          $ 2,707.00      360
5120327        CASTLE ROCK                    CO       80104       SFD       8.250           7.500          $ 3,560.25      360
5120371        NEW YORK                       NY       10011       COP       8.875           7.500          $ 2,386.94      360
5121155        BROOKLYN                       NY       11223       SFD       7.375           7.108          $ 2,610.76      360
5121378        NORMAN                         OK       73072       SFD       8.250           7.500          $ 3,155.32      360
5121895        NEW PRAGUE                     MN       56071       SFD       8.125           7.500          $ 1,960.19      360
5121990        NEW YORK                       NY       10024       COP       8.250           7.500          $ 1,951.79      360
5122136        SCARSDALE                      NY       10583       SFD       7.875           7.500          $ 2,175.21      360
5122155        FLOWER MOUND                   TX       75022       SFD       7.875           7.500          $ 2,537.75      360
5122561        WESTWOOD                       MA       02090       SFD       7.750           7.483          $ 2,234.49      360
5122573        CHEVY CHASE                    MD       20815       SFD       8.000           7.500          $ 3,235.91      360
5122773        CLOVIS                         CA       93611       SFD       7.375           7.108          $ 1,757.77      360
5122832        OSPREY                         FL       34229       SFD       8.500           7.500          $ 2,222.16      360
5122971        MARINA DEL REY                 CA       90292       MF2       8.375           7.500          $ 4,560.44      360
5123462        LONGBOAT KEY                   FL       34228       LCO       8.375           7.500          $ 2,223.22      360
5123748        PFAFFTOWN                      NC       27040       SFD       7.875           7.500          $ 3,088.80      360
5124180        ROGERS                         AR       72758       SFD       8.000           7.500          $ 2,999.63      360
5124624        NISSEQUOGUE                    NY       11780       SFD       8.250           7.500          $ 3,515.93      360
5124742        MORRILTON                      AR       72110       SFD       7.500           7.233          $ 2,097.65      360
5125024        DIX HILLS                      NY       11746       SFD       7.625           7.358          $ 1,801.34      360
5125211        FORT LEE                       NJ       07024       HCO       7.875           7.500          $ 2,668.26      360
5125392        MARIETTA                       GA       30066       SFD       7.875           7.500          $ 1,845.31      360
5125474        ALBUQUERQUE                    NM       87122       SFD       8.250           7.500          $ 2,248.17      360
5125750        CAPE CORAL                     FL       33914       SFD       8.000           7.500          $ 2,788.68      360
5126233        NEW ROCHELLE                   NY       10804       SFD       8.375           7.500          $ 2,280.22      360
5126345        DUNWOODY                       GA       30338       PUD       7.750           7.483          $ 1,970.85      360
5126519        NEW BRAUNFELS                  TX       78130       SFD       8.500           7.500          $ 4,305.92      360
5126580        BASTROP                        TX       78602       SFD       8.000           7.500          $ 2,213.46      352
5126676        GARRETT PARK                   MD       20896       SFD       7.375           7.108          $ 1,757.77      360
5126983        WOODBURY                       NY       11797       SFD       8.000           7.500          $ 2,696.58      360
5127042        ATLANTA                        GA       30327       SFD       8.000           7.500          $ 2,201.30      360
5127146        NORWALK                        CT       06854       LCO       7.750           7.483           $ 608.95        36
5127163        STILLWATER                     MN       55082       SFD       8.000           7.500          $ 2,788.31      360
5127248        AURORA                         CO       80015       SFD       8.000           7.500          $ 2,568.18      360
5127325        LIVERMORE                      CA       94550       SFD       7.625           7.358          $ 1,801.34      360
5127367        RESTON                         VA       20194       SFD       7.750           7.483          $ 1,823.27      360
5127415        AUSTIN                         TX       78705       SFD       7.500           7.233          $ 1,779.51      360
5127499        GREENSBORO                     NC       27455       SFD       7.250           6.983          $ 1,736.14      360
5127510        REHOBOTH BEACH                 DE       19971       SFD       7.875           7.500          $ 1,845.31      360
5127637        MCKINNEY                       TX       75070       SFD       7.625           7.358          $ 1,801.34      360
5127643        BURLINGAME                     CA       94010       SFD       7.750           7.483          $ 1,823.27      360
5127722        NAPLES                         FL       34103       SFD       8.250           7.500          $ 2,178.67      360
5127726        SCARSDALE                      NY       10583       SFD       7.875           7.500          $ 1,845.31      360
5127770        MOORESVILLE                    NC       28117       SFD       7.500           7.233          $ 1,779.51      360
5127874        RANCHO PALOS VERDES            CA       90275       SFD       8.500           7.500          $ 2,652.76      360
5128018        TORRANCE                       CA       90501       SFD       7.875           7.500          $ 1,845.31      360
5128037        JACKSON HEIGHTS                NY       11372       MF2       8.250           7.500          $ 2,839.79      360
5128073        WESTON                         CT       06883       SFD       7.750           7.483          $ 4,655.96      360
5128134        MINNEAPOLIS                    MN       55410       SFD       7.875           7.500          $ 1,908.39      360
5128263        FAIRFIELD                      CT       06430       SFD       7.875           7.500          $ 1,845.31      360
5128434        FLOWER MOUND                   TX       75028       SFD       8.125           7.500          $ 2,895.74      360
5128603        DES MOINES                     IA       50315       SFD       9.000           7.500           $ 498.87        36
5128730        TRUCKEE                        CA       96161       PUD       7.625           7.358          $ 1,801.34      360
5129046        SALEM                          OR       97302       SFD       8.000           7.500          $ 2,766.30      360
5129160        SAN FRANCISCO                  CA       94114       SFD       8.875           7.500          $ 3,031.41      360
5129202        RAMONA                         CA       92065       SFD       7.500           7.233          $ 1,776.01      360
5129213        SAN ANSELMO                    CA       94960       SFD       7.250           6.983          $ 1,736.14      360
5129227        NEW YORK                       NY       10128       HCO       7.875           7.500          $ 2,175.21      360
5129273        LOMBARD                        IL       60148       SFD       8.250           7.500          $ 2,253.81      360
5129299        PENFIELD                       NY       14580       SFD       8.000           7.500          $ 3,521.34      360
5129536        ANNANDALE                      VA       22003       SFD       7.500           7.233          $ 1,779.51      360
5129629        WESTON                         FL       33332       SFD       7.500           7.233          $ 1,779.51      360
5129702        STAMFORD                       CT       06903       SFD       8.250           7.500          $ 2,779.69      360
5129832        CANTON                         GA       30144       SFD       7.500           7.233          $ 1,779.51      360
5129866        HUNTINGTON BEACH               CA       92648       SFD       7.875           7.500          $ 1,968.56      360
5129927        LA HONDA                       CA       94020       SFD       7.500           7.233          $ 1,779.51      360
5129989        GREENWICH                      CT       06830       SFD       7.750           7.483          $ 3,796.99      360
5130226        AUSTIN                         TX       78731       SFD       7.875           7.500          $ 1,845.31      360
5130500        EAST HILLS                     NY       11576       SFD       8.375           7.500          $ 3,116.30      360
5130536        FLUSHING                       NY       11358       MF2       8.750           7.500          $ 2,832.13      360
5130696        BARTONVILLE                    TX       76226       SFD       8.000           7.500          $ 2,758.96      360
5130853        CHERRY GROVE                   NY       11782       SFD       8.250           7.500          $ 1,656.55      360
5130887        WALNUT                         CA       91789       SFD       8.000           7.500          $ 2,201.30      360
5130889        FAIRFIELD                      CA       94533       SFD       7.500           7.233          $ 1,776.01      360
5131154        CHANHASSEN                     MN       55317       SFD       8.000           7.500          $ 2,550.93      360
5131903        DELRAY BEACH                   FL       33483       HCO       8.500           7.500           $ 893.87        36
5131948        BELTON                         TX       76513       SFD       8.250           7.500          $ 2,426.60      360
5132039        CANTON                         MI       48187       SFD       8.375           7.500          $ 2,420.45      360
5132173        CATOOSA                        OK       74015       SFD       8.125           7.500          $ 2,053.00      360
5132226        ATLANTA                        GA       30350       SFD       8.125           7.500          $ 3,059.09      360
5132379        MASON                          OH       45040       SFD       7.500           7.233          $ 3,531.04      360
5132503        EAST HAMPTON                   NY       11937       SFD       8.750           7.500          $ 2,580.38      360
5132576        POUND RIDGE                    NY       10576       SFD       7.750           7.483          $ 1,074.62      360
5132720        ROSLYN                         NY       11576       LCO       8.375           7.500          $ 1,520.15      360
5133332        BIRMINGHAM                     MI       48009       SFD       8.250           7.500          $ 2,253.80      360
5134057        OSSINING                       NY       10562       SFD       8.625           7.500          $ 2,695.05      360
5134281        JENKS                          OK       74037       SFD       8.250           7.500          $ 1,923.24      360
5134347        COS COB                        CT       06807       LCO       8.250           7.500          $ 2,591.87      360
5134574        JACKSONVILLE                   FL       32256       SFD       8.375           7.500          $ 2,815.31      360
5134674        TAMPA                          FL       33647       SFD       8.250           7.500          $ 2,136.29      360
5135166        NEWTOWN SQUARE                 PA       19073       SFD       8.125           7.500          $ 4,826.24      360
5135216        WESTPORT                       CT       06880       SFD       8.500           7.500          $ 2,595.09      360
5135232        STATEN ISLAND                  NY       10308       SFD       8.750           7.500          $ 2,163.43      360
5135341        TULSA                          OK       74132       SFD       7.875           7.500          $ 2,900.28      360
5135630        BROOKLYN                       NY       11230       SFD       8.250           7.500          $ 3,042.63      360
5135995        SLOATSBURG                     NY       10974       SFD       8.625           7.500           $ 864.90        36
5136384        SUNNYVALE                      CA       94087       SFD       8.000           7.500          $ 3,877.95      360
5136508        CHATSWORTH                     CA       91311       SFD       8.875           7.500          $ 2,820.57      360
5136535        MEMPHIS                        TN       38117       SFD       8.000           7.500          $ 2,634.95      360
5136579        LAS VEGAS                      NV       89128       LCO       8.000           7.500           $ 731.38        36
5136597        WESTON                         FL       33331       SFD       8.375           7.500          $ 2,280.22      360
5136634        MOORESVILLE                    NC       28117       SFD       8.625           7.500          $ 3,305.61      360
5136796        FALMOUTH                       ME       04105       SFD       7.875           7.500          $ 2,204.21      360
5136827        BEND                           OR       97701       SFD       7.875           7.500          $ 3,636.95      360
5136946        BREA                           CA       92821       SFD       8.500           7.500          $ 1,951.12      360
5137120        WEST HAMPTON BEACH             NY       11978       SFD       8.250           7.500          $ 2,524.26      360
5137163        BLOOMFIELD HILLS               MI       48302       SFD       8.375           7.500          $ 2,407.80      240
5137322        SUDBURY                        MA       01776       SFD       8.500           7.500          $ 2,632.76      360
5137428        LOS ANGELES                    CA       90046       SFD       9.250           7.500          $ 5,174.63      360
5137440        PITTSBURG                      CA       94565       SFD       8.125           7.500          $ 1,956.48      360
5137472        PACIFICA                       CA       94044       SFD       8.000           7.500          $ 2,311.36      360
5137481        ORINDA                         CA       94563       SFD       8.500           7.500          $ 3,758.45      360
5137785        SAN FRANCISCO                  CA       94103       LCO       7.625           7.358          $ 1,801.34      360
5137793        LAKELAND                       TN       38002       SFD       8.250           7.500          $ 2,008.77      360
5138053        PLANO                          TX       75093       SFD       8.000           7.500          $ 2,066.28      360
5138163        FRESH MEADOWS                  NY       11365       SFD       8.875           7.500          $ 2,112.44      360
5138212        MANSFIELD                      TX       76063       SFD       8.000           7.500          $ 2,641.55      360
5138295        NEW YORK                       NY       10025       HCO       8.000           7.500          $ 2,861.69      360
5138487        FOUNTAIN VALLEY                CA       92708       SFD       8.250           7.500          $ 2,678.27      360
5138505        MISSION VIEJO                  CA       92692       SFD       8.500           7.500          $ 1,450.18      360
5138594        COLLIERVILLE                   TN       38017       SFD       8.375           7.500          $ 3,040.29      360
5138675        CUMMING                        GA       30041       SFD       7.000           6.733          $ 1,796.32      360
5138793        FREMONT                        CA       94536       SFD       7.750           7.483          $ 2,005.96      360
5138806        ATLANTA                        GA       30306       SFD       7.750           7.483          $ 3,402.96      360
5138880        MISSION                        TX       78572       SFD       7.375           7.108          $ 2,762.71      360
5139105        SILVER SPRING                  MD       20910       SFD       8.375           7.500          $ 2,918.68      360
5139149        SCOTTSDALE                     AZ       85260       SFD       8.125           7.500          $ 3,712.49      360
5139188        EAST PALO ALTO                 CA       94303       SFD       8.375           7.500          $ 2,202.31      360
5139199        GATLINBURG                     TN       37738       LCO       8.875           7.500           $ 189.31        36
5139244        POTOMAC                        MD       20854       SFD       8.250           7.500          $ 4,085.02      360
5139293        STILLWATER                     MN       55082       SFD       8.125           7.500          $ 4,826.23      360
5139363        WESTPORT                       CT       06880       SFD       8.250           7.500          $ 2,704.56      360
5139564        GROVELAND                      MA       01834       SFD       8.875           7.500          $ 2,040.83      360
5139602        SCOTTSDALE                     AZ       85255       SFD       7.750           7.483          $ 1,823.27      360
5139669        WALDPORT                       OR       97394       SFD       8.375           7.500          $ 1,932.48      360
5139785        FAIRFIELD                      CT       06430       SFD       8.250           7.500          $ 3,816.44      360
5139814        EASTON                         CT       06612       SFD       8.500           7.500          $ 2,291.37      360
5139979        UNION CITY                     CA       94587       SFD       7.500           7.233          $ 3,382.11      360
5140176        BURBANK                        CA       91505       SFD       8.500           7.500          $ 2,220.24      360
5140241        SAN FRANCISCO                  CA       94127       SFD       8.250           7.500          $ 3,305.57      360
5140308        SPOTSYLVANIA                   VA       22553       SFD       8.500           7.500          $ 2,079.53      360
5140323        WESTON                         FL       33327       SFD       8.250           7.500          $ 1,291.87      360
5140345        MAPLE GROVE                    MN       55311       SFD       8.375           7.500          $ 2,660.26      360
5140411        SAN JOSE                       CA       95125       SFD       7.875           7.500          $ 2,283.97      360
5140515        MIAMI                          FL       33175       SFD       8.250           7.500          $ 2,332.69      360
5140766        HIGHLAND TOWNSHIP              MI       48356       SFD       8.000           7.500          $ 2,348.05      360
5141023        MILL NECK                      NY       11771       SFD       7.875           7.500          $ 2,842.28      360
5141072        NORTHPORT                      NY       11768       SFD       8.250           7.500          $ 2,328.93      360
5141121        NAPLES                         FL       34114       SFD       8.625           7.500           $ 577.12        36
5141195        MIAMI                          FL       33138       SFD       8.500           7.500          $ 2,306.75      360
5141243        BROOKLYN                       NY       11220       SFD       7.875           7.500          $ 1,957.69      360
5141682        SADDLE RIVER                   NJ       07458       SFD       7.625           7.358          $ 4,600.66      360
5141688        REDWOOD CITY                   CA       94065       LCO       8.125           7.500          $ 1,889.66      360
5141701        NEW YORK                       NY       10023       HCO       8.625           7.500          $ 5,005.08      360
5141758        SAN FRANCISCO                  CA       94115       SFD       8.500           7.500          $ 3,075.66      360
5141822        OREM                           UT       84058       SFD       8.125           7.500          $ 2,851.19      360
5142259        SILVER SPRING                  MD       20915       SFD       8.000           7.500          $ 2,257.06      360
5142269        ELLICOTT CITY                  MD       21043       SFD       8.125           7.500          $ 2,013.65      360
5142373        ACTON                          MA       01720       SFD       7.875           7.500          $ 4,495.44      360
5142383        FLOWER MOUND                   TX       75022       SFD       7.750           7.483          $ 2,420.76      360
5143140        MOORPARK                       CA       93021       SFD       8.500           7.500          $ 1,956.89      360
5143272        UNIVERSITY PARK                TX       75225       SFD       8.125           7.500          $ 2,168.09      360
5143273        ALAMO                          CA       94507       SFD       8.125           7.500          $ 2,598.75      360
5143373        SAN MARINO                     CA       91108       SFD       8.000           7.500          $ 4,769.47      360
5143447        NAPERVILLE                     IL       60565       SFD       8.250           7.500          $ 2,091.16      360
5143727        BREVARD                        NC       28712       SFD       8.125           7.500           $ 519.75        36
5143804        WESTON                         FL       33327       SFD       8.125           7.500          $ 2,376.00      360
5143885        DANBURY                        CT       06811       SFD       8.500           7.500          $ 2,739.64      360
5143910        SPARTA                         NJ       07871       SFD       7.875           7.500          $ 2,407.23      360
5143916        PLAINVIEW                      NY       11803       SFD       7.875           7.500          $ 2,145.05      360
5143921        WOODBURY                       NY       11797       SFD       8.000           7.500          $ 3,969.67      360
5143927        NEWTOWN                        CT       06470       SFD       8.500           7.500          $ 2,213.70      360
5143943        MANALAPAN                      NJ       07726       SFD       8.500           7.500          $ 2,037.24      360
5143948        NEW ROCHELLE                   NY       10804       SFD       8.500           7.500          $ 4,828.78      360
5143955        PARKLAND                       FL       33067       SFD       7.750           7.483          $ 2,507.44      360
5143962        SPRINGFIELD                    NJ       07081       SFD       7.750           7.483          $ 1,908.52      360
5143968        SAN FRANCISCO                  CA       94107       LCO       8.125           7.500          $ 2,572.75      360
5143990        SAINT PETERSBURG               FL       33711       SFD       7.875           7.500          $ 2,283.97      360
5144149        NEW YORK                       NY       10128       HCO       8.000           7.500          $ 4,769.47      360
5144362        ORANGE PARK                    FL       32073       SFD       8.250           7.500          $ 2,103.55      360
5144527        BOYNTON BEACH                  FL       33437       SFD       8.125           7.500          $ 2,221.56      360
5144940        STOW                           MA       01775       SFD       8.375           7.500          $ 2,309.86      360
5145132        RANCHO SANTA MARGARITA         CA       92688       SFD       7.875           7.500          $ 1,845.30      360
5145147        CHICAGO                        IL       60610       HCO       6.250           5.983          $ 1,589.47      360
5145200        GLENDALE                       AZ       85310       SFD       8.375           7.500          $ 2,455.04      360
5145249        BRIELLE                        NJ       08730       SFD       8.750           7.500          $ 3,020.93      360
5145269        JERICHO                        NY       11753       SFD       8.375           7.500          $ 2,346.34      360
5145279        ATLANTA                        GA       30327       SFD       8.500           7.500          $ 4,176.74      360
5145565        WEST CHESTER                   PA       19382       SFD       7.000           6.733          $ 1,995.91      360
5145676        WESTON                         CT       06883       SFD       8.625           7.500          $ 4,161.18      360
5145775        UNIVERSITY PARK                TX       75205       SFD       8.125           7.500          $ 2,156.22      360
5146225        WYNNEWOOD                      PA       19096       SFD       8.500           7.500          $ 2,105.29      360
5146385        LITTLETON                      CO       80128       SFD       8.625           7.500          $ 5,055.63      360
5146456        COLLIERVILLE                   TN       38017       SFD       8.625           7.500          $ 2,327.54      360
5146740        CLIFFSIDE PARK                 NJ       07010       HCO       8.750           7.500          $ 2,506.43      360
5146763        ELKO                           MN       55020       SFD       8.375           7.500          $ 2,090.20      360
5146784        WOODMERE                       NY       11598       SFD       8.125           7.500          $ 2,413.12      360
5146990        LITTLE ROCK                    AR       72211       SFD       8.375           7.500          $ 3,949.34      360
5147117        HIGHLANDS RANCH                CO       80126       SFD       8.250           7.500          $ 2,434.10      360
5147194        SAN MARTIN                     CA       95046       SFD       8.500           7.500          $ 1,781.96      360
5147964        LOVELAND                       CO       80537       SFD       8.625           7.500          $ 2,106.25      360
5147973        JAMAICA PLAIN                  MA       02130       SFD       7.750           7.483          $ 2,525.36      360
5147983        HILTON HEAD                    SC       29928       SFD       8.375           7.500          $ 3,078.29      360
5147998        SAN DIEGO                      CA       92128       SFD       8.250           7.500          $ 2,884.11      360
5148007        VAIL                           CO       81657       SFD       8.250           7.500          $ 3,155.32      360
5148014        NEWTON                         MA       02461       SFD       8.250           7.500          $ 2,629.44      360
5148016        ISLAMORADA                     FL       33036       SFD       8.250           7.500          $ 2,253.80      360
5148037        BROOKLINE                      MA       02445       LCO       8.500           7.500          $ 2,311.35      360
5148053        MINNEAPOLIS                    MN       55405       SFD       8.250           7.500          $ 2,073.50      360
5148061        COLORADO SPRINGS               CO       80906       SFD       8.250           7.500          $ 2,765.42      360
5148064        AUSTIN                         TX       78746       SFD       8.375           7.500          $ 2,417.03      360
5148068        NATICK                         MA       01760       SFD       8.250           7.500          $ 2,403.46      360
5148077        N TOPSAIL BEACH                NC       28460       SFD       8.375           7.500          $ 2,280.22      360
5148086        CORINTH                        TX       76208       SFD       8.375           7.500          $ 2,674.69      360
5148090        FOUNTAIN HILLS                 AZ       85268       SFD       8.250           7.500          $ 2,193.70      360
5148091        BOSTON                         MA       02130       SFD       8.375           7.500          $ 2,249.82      360
5148097        MIRAMAR                        FL       33027       SFD       8.875           7.500          $ 2,094.14      360
5148098        JUPITER                        FL       33477       SFD       8.625           7.500          $ 2,737.82      360
5148104        TUCSON                         AZ       85718       SFD       8.875           7.500          $ 3,599.50      360
5148105        DOWNINGTOWN                    PA       19335       SFD       8.750           7.500          $ 2,303.46      360
5148109        PLYMOUTH                       MI       48170       SFD       8.250           7.500          $ 2,223.75      360
5148115        HERNDON                        VA       20170       SFD       8.250           7.500          $ 2,283.85      360
5148258        SAN JOSE                       CA       95148       SFD       8.625           7.500          $ 2,146.70      360
5148267        FORT WASHINGTON                MD       20744       SFD       8.750           7.500          $ 2,792.79      360
5148276        MUNDELEIN                      IL       60060       SFD       8.500           7.500          $ 2,300.98      360
5148277        WOODINVILLE                    WA       98072       SFD       8.250           7.500          $ 2,516.74      360
5148285        CHARLESTOWN                    MA       02129       SFD       8.625           7.500          $ 2,762.71      360
5148291        PERRYSBURG                     OH       43551       SFD       8.500           7.500          $ 2,737.33      360
5148298        DUCK                           NC       27949       SFD       8.500           7.500          $ 2,460.52      360
5148311        ARLINGTON HEIGHTS              IL       60004       SFD       8.250           7.500          $ 2,366.49      360
5148323        SAN JOSE                       CA       95124       SFD       8.250           7.500          $ 2,103.55      360
5148329        MURRIETA                       CA       92562       SFD       8.500           7.500          $ 2,614.31      360
5148336        POWAY                          CA       92064       SFD       8.250           7.500          $ 2,253.80      360
5148348        NEWBURY                        MA       01951       SFD       8.250           7.500          $ 2,554.31      360
5148350        HILTON HEAD ISLAND             SC       29928       HCO       8.625           7.500          $ 2,520.04      360
5148353        LAKEWOOD                       CO       80215       SFD       8.250           7.500          $ 2,013.39      360
5148370        BLOOMFIELD TWP                 MI       48301       SFD       8.750           7.500          $ 2,706.25      360
5148371        WHIPPANY                       NJ       07981       SFD       8.250           7.500          $ 1,927.00      360
5148383        BEDFORD                        MA       01730       SFD       8.250           7.500          $ 3,410.75      360
5148385        NEW ALBANY                     OH       43054       SFD       8.625           7.500          $ 2,003.20      360
5148397        NORTH GOLDEN                   CO       80401       SFD       8.250           7.500          $ 2,321.41      360
5148402        ISLE OF PALMS                  SC       29451       SFD       8.250           7.500          $ 6,761.40      360
5148418        WILMINGTON                     NC       28403       SFD       8.250           7.500          $ 2,033.34      360
5148435        SCOTTSDALE                     AZ       85262       SFD       8.250           7.500          $ 2,253.80      360
5148437        OAKHURST                       NJ       07755       SFD       8.750           7.500          $ 2,328.63      360
5148462        CHICAGO                        IL       60616       SFD       8.625           7.500          $ 2,688.04      360
5148470        PITTSFIELD TWP                 MI       48108       SFD       8.625           7.500          $ 2,632.04      360
5148488        ALPHARETTA                     GA       30005       SFD       8.750           7.500          $ 2,065.09      360
5148499        HERNDON                        VA       20171       SFD       9.375           7.500          $ 2,251.96      360
5148510        SAN DIEGO                      CA       92117       SFD       8.250           7.500          $ 2,259.81      360
5148517        HUDSON                         MA       01749       SFD       8.250           7.500          $ 2,005.51      360
5148519        LOS ANGELES                    CA       91604       SFD       8.250           7.500          $ 2,281.98      360
5148525        SCOTTSDALE                     AZ       85262       SFD       8.250           7.500          $ 3,331.12      360
5148527        NOVI                           MI       48375       SFD       8.375           7.500          $ 3,237.91      360
5148545        EAST GREENWICH                 RI       02818       SFD       8.750           7.500          $ 2,139.82      360
5148552        FLAGSTAFF                      AZ       86004       SFD       8.375           7.500          $ 3,192.30      360
5148565        FOLSOM                         CA       95630       SFD       8.625           7.500          $ 2,097.70      360
5148631        RYE                            NY       10580       COP       8.875           7.500          $ 2,285.89      360
5148668        HUFFMAN                        TX       77336       SFD       8.250           7.500          $ 2,662.49      360
5148688        PERRINEVILLE                   NJ       08535       SFD       8.875           7.500          $ 3,878.77      360
5148696        BOXFORD                        MA       01921       SFD       8.875           7.500          $ 2,609.72      360
5148706        CHICAGO                        IL       60610       HCO       8.625           7.500          $ 2,206.82      360
5148734        LA JOLLA                       CA       92037       SFD       8.250           7.500          $ 4,131.97      360
5148743        GUILFORD                       CT       06437       SFD       8.250           7.500          $ 2,193.70      360
5148768        BLOOMFIELD HILLS               MI       48301       SFD       8.750           7.500          $ 2,360.11      360
5148781        SOUTHERN SHORES                NC       27949       SFD       8.250           7.500          $ 2,089.27      360
5148791        POMPANO BEACH                  FL       33062       SFD       8.250           7.500          $ 2,253.80      360
5148804        CARLSBAD                       CA       92009       SFD       8.500           7.500          $ 2,947.63      360
5148824        FRAMINGHAM                     MA       01701       SFD       8.750           7.500          $ 2,537.11      360
5148842        NEWTON                         MA       02459       SFD       8.750           7.500          $ 3,146.80      360
5149631        CUPERTINO                      CA       95014       SFD       8.250           7.500          $ 2,115.57      360
5149728        SAN CLEMENTE                   CA       92672       SFD       9.250           7.500          $ 7,050.33      360
5149974        VIRGINIA BEACH                 VA       23451       SFD       8.250           7.500          $ 3,020.09      360
5150038        WARREN                         CT       06754       SFD       8.000           7.500          $ 1,001.59      360
5150210        HIGHLANDS RANCH                CO       80126       SFD       8.000           7.500          $ 1,876.24      360
5150218        GAMBRILLS                      MD       21054       SFD       8.000           7.500          $ 1,969.79      360
5150594        BOCA RATON                     FL       33428       SFD       8.625           7.500          $ 2,084.48      360
5150756        COLLEYVILLE                    TX       76034       PUD       8.000           7.500          $ 2,406.75      360
5150968        SUPERIOR                       CO       80027       PUD       8.375           7.500          $ 2,913.36      360
5151120        WASHINGTON                     DC       20009       SFD       8.750           7.500          $ 4,084.55      360
5151520        ROCHESTER                      MI       48307       SFD       8.000           7.500          $ 1,958.79      360
5152164        ISLAMORADA                     FL       33036       SFD       8.375           7.500          $ 3,040.29      360
5153125        SAN JOSE                       CA       95131       SFD       8.375           7.500          $ 2,394.23      360
5153386        BERKELEY                       CA       94703       LCO       7.750           7.483          $ 2,154.61      360
5153438        COLLEYVILLE                    TX       76034       SFD       8.500           7.500          $ 2,245.23      360
5153520        GREAT NECK                     NY       11021       SFD       8.250           7.500          $ 3,005.07      360
5154004        BRIDGEWATER                    NJ       08807       SFD       8.875           7.500          $ 2,326.47      360
5155074        SOUTHLAKE                      TX       76092       SFD       8.625           7.500          $ 2,520.04      360
5155333        KING OF PRUSSIA                PA       19406       SFD       7.750           7.483          $ 2,113.42      360
5155632        PONTE VEDRA BEACH              FL       32082       SFD       8.625           7.500          $ 2,637.88      360
5156745        SEATTLE                        WA       98101       LCO       8.375           7.500          $ 2,365.34      360
5156749        HOLLYWOOD                      FL       33019       SFD       7.750           7.483          $ 1,823.27      360
5156806        ANDOVER                        MN       55304       SFD       7.875           7.500          $ 2,708.14      360
5156888        OYSTER BAY COVE                NY       11771       SFD       8.125           7.500          $ 4,083.74      360
5157408        ORLANDO                        FL       32835       SFD       7.875           7.500          $ 2,710.68      360
5158131        SANTA CLARITA                  CA       91354       SFD       7.875           7.500          $ 2,537.75      360
5158300        RICHMOND                       VA       23236       SFD       7.875           7.500          $ 2,232.93      360
5158306        SAPULPA                        OK       74066       SFD       8.125           7.500          $ 2,285.41      360
5158313        NEWTOWN                        PA       18940       SFD       8.250           7.500          $ 2,191.90      360
5158325        KANSAS CITY                    MO       64116       SFD       7.750           7.483          $ 3,553.41      360
5158328        WAYNE                          PA       19087       SFD       7.875           7.500          $ 3,741.36      360
5158436        HUNTINGDON VALLEY              PA       19006       SFD       7.875           7.500          $ 2,204.21      360
5158442        JOPPA                          MD       21085       SFD       8.000           7.500          $ 2,025.20      360
5158453        MENDOTA HEIGHTS                MN       55118       SFD       7.875           7.500          $ 2,157.09      360
5158456        MONUMENT                       CO       80132       SFD       7.750           7.483          $ 1,991.63      360
5158477        LITTLE ROCK                    AR       72223       SFD       7.875           7.500          $ 4,078.52      360
5158497        HOCKESSIN                      DE       19707       SFD       8.750           7.500          $ 2,819.53      360
5158549        PONTE VEDRA BEACH              FL       32082       SFD       8.250           7.500          $ 2,058.48      360
5158580        RICHMOND                       VA       23233       SFD       8.000           7.500          $ 3,485.39      360
5158619        HADLEY                         MA       01035       SFD       7.625           7.358          $ 1,869.00      360
5158635        HAVERFORD                      PA       19041       SFD       8.375           7.500          $ 2,128.20      360
5158643        STAMFORD                       CT       06905       SFD       7.625           7.358          $ 1,801.34      360
5158673        ROCHESTER                      MN       55902       SFD       8.000           7.500          $ 3,668.83      360
5158682        CHESAPEAKE                     VA       23323       SFD       7.750           7.483          $ 1,977.30      360
5158699        SANTA CRUZ                     CA       95062       PUD       8.250           7.500          $ 3,756.34      360
5158733        ALBUQUERQUE                    NM       87111       SFD       8.000           7.500          $ 1,929.43      360
5159293        KILDEER                        IL       60047       SFD       8.000           7.500          $ 2,384.74      360
5159298        UNION CITY                     CA       94587       SFD       7.875           7.500          $ 2,029.47      360
5159310        NORTHBROOK                     IL       60062       SFD       8.125           7.500          $ 2,572.76      360
5159320        NEWINGTON                      NH       03801       SFD       8.250           7.500          $ 3,305.58      360
5159336        HAGERSTOWN                     MD       21742       SFD       8.250           7.500          $ 2,389.03      360
5159357        BATON ROUGE                    LA       70810       SFD       7.750           7.483          $ 2,739.56      360
5159361        AFTON                          MN       55001       SFD       7.750           7.483          $ 2,220.88      360
5159378        ZIONSVILLE                     IN       46077       SFD       8.125           7.500          $ 2,227.50      360
5159388        FORT COLLINS                   CO       80524       SFD       8.125           7.500          $ 2,305.46      360
5159399        CRESTWOOD                      KY       40014       SFD       8.250           7.500          $ 2,554.31      360
5159402        WEST WINDSOR                   NJ       08550       SFD       7.750           7.483          $ 2,416.89      360
5159412        WYNNEWOOD                      PA       19096       SFD       7.875           7.500          $ 2,088.20      360
5159450        MEMPHIS                        TN       38103       SFD       7.875           7.500          $ 2,059.20      360
5159466        ST PAUL                        MN       55104       SFD       8.125           7.500          $ 2,338.87      360
5159485        ST CLOUD                       MN       56301       SFD       7.875           7.500          $ 2,674.06      360
5159872        LONG BEACH                     CA       90807       SFD       8.375           7.500          $ 3,101.10      360
5160484        CHICAGO                        IL       60607       HCO       9.500           7.500          $ 2,699.15      360
5161664        CHULA VISTA                    CA       91910       SFD       8.750           7.500          $ 2,643.31      360
5161782        FORT WORTH                     TX       76179       SFD       7.750           7.483          $ 2,579.08      360
5161800        BOCA RATON                     FL       33496       SFD       8.250           7.500          $ 2,253.80      360
5162201        HONOLULU                       HI       96825       SFD       8.500           7.500          $ 7,689.13      360
5166709        GREAT NECK                     NY       11023       SFD       8.125           7.500          $ 2,227.49      360
5166987        DAVIDSONVILLE                  MD       21035       SFD       9.000           7.500          $ 2,821.90      360
5167821        SEABROOK                       TX       77586       SFD       8.375           7.500          $ 6,384.61      360
6925337        WRIGHTWOOD                     CA       92397       SFD       8.500           7.500          $ 1,885.76      360
6966007        KINNELON                       NJ       07405       SFD       8.125           7.500          $ 4,677.73      360
7076559        UNION CITY                     CA       94587       SFD       7.250           6.983          $ 2,272.72      360
7204013        LITTLE ROCK                    AR       72223       SFD       8.750           7.500          $ 2,761.32      360
7349061        WASHINGTON                     DC       20016       SFD       7.250           6.983          $ 2,619.22      360
7385249        SOUTH BARRINGTON               IL       60010       SFD       7.375           7.108          $ 4,144.05      360
7428961        FORT WORTH                     TX       76119       SFD       7.375           7.108          $ 2,928.46      360
7461842        HENDERSONVILLE                 TN       37075       SFD       7.625           7.358          $ 2,519.75      360
7473315        MESA                           AZ       85207       SFD       8.250           7.500          $ 2,651.22      360
7507860        FORT COLLINS                   CO       80525       SFD       7.875           7.500          $ 4,712.95      360
7542787        SILVER SPRING                  MD       20902       SFD       7.500           7.233          $ 1,938.22      360
7568501        EL PASO                        TX       79912       SFD       8.250           7.500          $ 2,896.88      360
7570809        BOULDER                        CO       80302       SFD       8.250           7.500          $ 3,944.15      360
7590581        VALRICO                        FL       33594       SFD       6.750           6.483          $ 1,751.21      360
7591649        SAN ANTONIO                    TX       78229       SFD       8.750           7.500          $ 2,078.74      360
7598229        SAN DIEGO                      CA       92131       SFD       8.000           7.500          $ 4,769.47      360
7610556        WEATHERFORD                    TX       76042       SFD       8.125           7.500          $ 2,316.59      360
7611675        SIOUX FALLS                    SD       57108       SFD       8.500           7.500          $ 2,181.25      360
7615441        AMBLER                         PA       19002       SFD       7.250           6.983          $ 2,248.44      360
7628540        BROOMFIELD                     CO       80020       SFD       8.125           7.500          $ 2,962.98      360
7638868        BULVERDE                       TX       78013       SFD       7.625           7.358          $ 2,663.43      360
7647285        BAKERSFIELD                    CA       93309       SFD       7.875           7.500          $ 3,117.80      360
7654759        FORT COLLINS                   CO       80524       SFD       8.250           7.500          $ 3,005.07      360
7655077        GLENWOOD                       MD       21738       SFD       8.125           7.500          $ 2,747.98      360
7657320        CHAPEL HILL                    NC       27516       SFD       6.500           6.233          $ 2,195.10      360
7670872        POTOMAC FALLS                  VA       20165       SFD       7.375           7.108          $ 2,438.08      360
7689208        ANTIOCH                        CA       94509       SFD       8.000           7.500          $ 2,793.07      360
7691726        NEENAH                         WI       54956       SFD       8.500           7.500          $ 2,460.52      360
7695065        PONTE VEDRA                    FL       32082       SFD       8.000           7.500          $ 2,594.78      360
7697913        LAGUNA NIGUEL                  CA       92677       SFD       6.750           6.483          $ 2,399.81      360
7704727        ZEPHYR COVE                    NV       89448       SFD       7.875           7.500          $ 2,936.53      360
7712071        FAIRFAX                        VA       22033       SFD       8.250           7.500          $ 4,583.48      360
7712103        ELLICOTT CITY                  MD       21043       SFD       7.750           7.483          $ 2,378.49      360
7712175        CHICAGO                        IL       60611       HCO       8.500           7.500          $ 3,207.91      360
7717602        HOTCHKISS                      CO       81419       SFD       8.625           7.500          $ 2,831.15      360
7724222        DULUTH                         MN       55811       SFD       7.750           7.483          $ 2,382.07      360
7726690        RENO                           NV       89509       SFD       7.500           7.233          $ 3,496.07      360
7726700        CAVE CREEK                     AZ       85331       SFD       8.500           7.500          $ 3,111.02      360
7731891        ACTON                          CA       93510       SFD       8.250           7.500          $ 2,981.78      360
7744673        GRAND JUNCTION                 CO       81506       SFD       8.125           7.500          $ 2,127.97      360
7749266        BIG SPRING                     TX       79720       SFD       8.125           7.500          $ 3,304.11      360
7750393        BAKERSFIELD                    CA       93312       SFD       8.000           7.500          $ 2,212.05      360
7761468        SOUTH RIDING                   VA       20152       SFD       7.625           7.358          $ 2,228.13      360
7772636        SHOREWOOD                      MN       55331       SFD       8.375           7.500          $ 3,648.35      360
7782062        SAN JOSE                       CA       95135       SFD       7.875           7.500          $ 2,116.48      360
7782093        SAN JOSE                       CA       95135       SFD       7.750           7.483          $ 3,264.19      360
7783848        SOUTH RIDING                   VA       20152       SFD       8.000           7.500          $ 2,622.11      360
7798379        COLUMBIA                       MD       21044       LCO       7.625           7.358           $ 948.44        36
7806082        ANTIOCH                        CA       94509       SFD       7.875           7.500          $ 2,181.01      360
7820293        FREEHOLD                       NJ       07728       SFD       8.500           7.500          $ 2,816.53      360
7822909        CHAPEL HILL                    NC       27514       SFD       8.000           7.500          $ 3,629.20      360
7828038        TIGARD                         OR       97223       SFD       8.375           7.500          $ 2,277.94      360
7829621        FREEHOLD                       NJ       07728       SFD       8.500           7.500          $ 2,690.04      360
7829796        SOLANO                         NM       87746       SFD       8.625           7.500           $ 777.79        36
7830792        VIENNA                         VA       22182       SFD       7.500           7.233          $ 4,330.24      360
7833389        BAKERSFIELD                    CA       93311       SFD       8.250           7.500          $ 3,301.44      360
7835295        PITTSFORD                      NY       14534       SFD       7.875           7.500          $ 2,900.28      360
7844106        COTTAGE GROVE                  MN       55016       SFD       8.375           7.500          $ 1,922.98      360
7853095        FT WORTH                       TX       76107       SFD       8.125           7.500          $ 2,969.99      360
7856125        PORT JEFFERSON                 NY       11777       LCO       8.500           7.500          $ 1,537.83      360
7856415        ESTERO                         FL       33928       SFD       8.125           7.500          $ 2,324.02      360
7859265        HOUSTON                        TX       77024       HCO       7.500           7.233          $ 2,733.93      360
7861809        DANBURY                        CT       06811       SFD       8.000           7.500          $ 2,112.66      360
7868727        MISSION VIEJO                  CA       92692       SFD       7.875           7.500          $ 2,605.54      360
7873106        BELLE MEAD                     NJ       08502       SFD       8.000           7.500          $ 2,348.05      360
7873403        BURBANK                        CA       91505       SFD       8.000           7.500          $ 1,375.81      360
7873642        SAN JOSE                       CA       95123       SFD       7.875           7.500          $ 2,211.46      360
7884879        LAKE ELMO                      MN       55042       SFD       8.500           7.500          $ 2,547.41      360
7885274        ANTIOCH                        CA       94509       SFD       7.875           7.500          $ 2,099.80      360
7885775        SAN DIEGO                      CA       92131       SFD       8.250           7.500          $ 2,902.14      360
7886324        ORADELL                        NJ       07649       SFD       8.625           7.500          $ 2,432.93      360
7888968        MARLBORO                       NJ       07746       SFD       7.375           7.108          $ 2,624.57      360
7890807        ROSEVILLE                      CA       95678       SFD       8.375           7.500          $ 3,162.18      360
7907286        SAN FRANCISCO                  CA       94121       SFD       7.875           7.500          $ 2,059.20      360
7907729        LANDENBERG                     PA       19350       SFD       7.875           7.500          $ 2,118.09      360
7913622        LAGRANGE                       GA       30240       SFD       8.000           7.500          $ 4,769.47      360
7929933        FONTANA                        CA       92336       SFD       8.500           7.500           $ 603.60        36
7933224        MONTVALE                       NJ       07645       SFD       8.250           7.500          $ 2,479.18      360
7934976        EDEN PRAIRIE                   MN       55417       SFD       8.125           7.500          $ 2,672.99      360
7936469        LUBBOCK                        TX       79424       SFD       8.750           7.500          $ 5,900.25      360
7937172        SAN BUENAVENTURA               CA       93003       SFD       7.875           7.500          $ 1,953.74      360
7940314        MENDHAM TOWNSHIP               NJ       07960       SFD       8.625           7.500          $ 2,898.04      360
7941211        SIMI VALLEY                    CA       93065       SFD       7.625           7.358          $ 2,373.71      360
7942545        LAKE FOREST                    IL       60045       SFD       8.500           7.500          $ 4,978.71      360
7944334        PHOENIX                        AZ       85044       SFD       8.000           7.500          $ 6,553.99      360
7944988        DANVILLE                       CA       94506       SFD       8.125           7.500          $ 2,910.59      360
7946908        FORT COLLINS                   CO       80526       SFD       8.125           7.500          $ 2,375.40      360
7953049        BILLINGS                       MT       59106       SFD       8.500           7.500          $ 2,766.44      360
7954134        GALLOWAY TWP.                  NJ       08201       SFD       8.250           7.500          $ 2,157.64      360
7954164        CATOOSA                        OK       74015       SFD       7.375           7.108          $ 2,099.65      360
7955732        NEVILLEWOOD                    PA       15142       SFD       8.000           7.500          $ 2,847.01      360
7957444        WINDSOR                        CO       80550       SFD       8.125           7.500          $ 2,316.59      360
7960168        EDISON                         NJ       08820       SFD       8.250           7.500          $ 4,669.87      360
7964328        WEST DES MOINES                IA       50266       SFD       8.500           7.500          $ 2,545.68      360
7965164        SOUTH ORANGE                   NJ       07079       SFD       8.500           7.500           $ 984.21        36
7970409        MISSION VIEJO                  CA       92691       SFD       7.875           7.500          $ 2,900.28      360
7970936        SANTEE                         CA       92071       SFD       8.000           7.500          $ 1,978.96      360
7972723        TAMPA                          FL       33606       SFD       8.500           7.500          $ 1,950.35      360
7973201        EUGENE                         OR       97405       SFD       7.875           7.500          $ 3,299.07      360
7977228        SAN JOSE                       CA       95125       SFD       8.625           7.500          $ 2,940.05      360
7979139        WOODBRIDGE TWP.                NJ       07095       LCO       8.500           7.500           $ 567.46        36
7979408        CHAPEL HILL                    NC       27516       SFD       8.250           7.500          $ 2,184.68      360
7979757        POTOMAC                        MD       20854       SFD       8.250           7.500          $ 4,883.23      360
7980285        MIAMI                          FL       33156       SFD       7.750           7.483          $ 2,292.52      360
7981207        SAN JOSE                       CA       95120       SFD       8.000           7.500          $ 1,907.79      360
7981656        BOLINAS                        CA       94924       SFD       8.125           7.500          $ 2,227.49      360
7982587        ZEPHYR COVE                    NV       89448       LCO       8.500           7.500          $ 4,367.43      360
7983075        ATLANTA                        GA       30326       HCO       8.125           7.500          $ 2,198.53      360
7983602        SILVER SPRING                  MD       20906       SFD       8.875           7.500          $ 1,238.82      360
7983838        RICHMOND HILL                  NY       11418       SFD       8.750           7.500          $ 2,423.04      360
7985832        BOULDER CREEK                  CA       95006       SFD       8.500           7.500          $ 2,060.69      360
7986018        PLYMOUTH                       MN       55447       SFD       8.500           7.500          $ 2,983.38      360
7986160        BOLTON                         MA       01740       SFD       8.500           7.500          $ 3,475.49      360
7986172        CAMAS                          WA       98607       SFD       8.250           7.500          $ 2,073.91      360
7986723        STATEN ISLAND                  NY       10312       MF2       8.750           7.500          $ 2,753.45      360
7986725        HOUSTON                        TX       77345       SFD       8.875           7.500          $ 2,255.65      360
7988361        LAKEWOOD                       CO       80227       SFD       8.125           7.500          $ 2,071.57      360
7988622        IRVINE                         CA       92618       SFD       8.250           7.500          $ 2,212.48      360
7989232        IRVINE                         CA       92620       SFD       7.750           7.483          $ 3,152.21      360
7989423        DALY CITY                      CA       94080       LCO       8.250           7.500          $ 1,571.81      360
7990171        PERRIS                         CA       92570       SFD       9.000           7.500          $ 2,271.77      360
7992141        SEATTLE                        WA       98199       SFD       8.000           7.500          $ 3,081.81      360
7992371        KOLOA                          HI       96756       LCO       8.500           7.500          $ 1,275.63      360
7993405        OAKLAND                        CA       94611       SFD       8.500           7.500          $ 3,152.55      360
7993784        COLTS NECK                     NJ       07722       SFD       7.625           7.358          $ 1,788.59      360
7994127        CHESTERFIELD                   NJ       08562       SFD       8.750           7.500          $ 2,615.78      360
7994483        WEST WINDSOR                   NJ       08550       SFD       7.625           7.358          $ 2,123.38      360
7995117        HOLLIS                         NH       03049       SFD       8.250           7.500          $ 2,490.45      360
7995378        DES MOINES                     IA       50312       SFD       7.875           7.500          $ 3,149.70      360
7995894        FALLS CHURCH                   VA       22046       SFD       8.250           7.500          $ 3,901.89      360
7996016        SIMI VALLEY                    CA       93065       SFD       7.625           7.358          $ 3,503.58      360
7996066        WASHINGTON TWP                 NJ       08080       SFD       8.250           7.500          $ 2,025.41      360
7996153        LAFAYETTE                      CO       80026       SFD       7.750           7.483          $ 2,758.19      360
7997247        RALEIGH                        NC       27614       SFD       7.875           7.500          $ 2,783.69      360
7999041        PONTE VEDRA BEACH              FL       32082       SFD       8.000           7.500          $ 1,926.13      360
7999145        BRIDGEWATER                    NJ       08807       SFD       8.500           7.500          $ 1,922.28      360
7999247        NAPLES                         FL       34108       SFD       8.250           7.500          $ 4,601.51      360
7999272        DEMAREST                       NJ       07627       SFD       7.500           7.233          $ 5,873.40      360
7999438        MINNEAPOLIS                    MN       55410       LCO       7.875           7.500          $ 3,190.31      360
8000012        CHICAGO                        IL       60614       LCO       8.375           7.500          $ 3,785.16      360
8000339        SANTA CRUZ                     CA       95060       SFD       8.375           7.500          $ 2,122.12      360
8001842        CHAPEL HILL                    NC       27514       SFD       7.875           7.500          $ 3,190.31      360
8002358        CINCINNATI                     OH       45208       SFD       8.375           7.500          $ 2,736.26      360
8002890        TUSTIN                         CA       92781       SFD       8.125           7.500          $ 4,209.96      360
8003093        LADERA RANCH                   CA       92694       SFD       8.125           7.500          $ 2,439.10      360
8003619        BERWYN                         PA       19312       SFD       7.750           7.483          $ 2,722.37      360
8004385        BOULDER                        CO       80304       SFD       8.125           7.500          $ 3,526.86      360
8004394        GIG HARBOR                     WA       98335       SFD       8.125           7.500          $ 2,227.49      360
8005005        COLLEYVILLE                    TX       76034       SFD       7.625           7.358          $ 2,264.94      360
8005595        DENVER                         CO       80220       SFD       7.875           7.500          $ 3,335.32      360
8005730        KIHEI                          HI       96753       SFD       8.375           7.500          $ 6,650.63      360
8005926        NEEDHAM                        MA       02494       SFD       9.250           7.500          $ 3,455.24      360
8006483        WEST HILLS                     CA       91304       SFD       7.875           7.500          $ 2,427.53      360
8006517        CHARLOTTE                      NC       28226       SFD       8.125           7.500          $ 2,969.99      360
8006719        CHEVY CHASE                    MD       20815       SFD       8.250           7.500          $ 2,636.95      360
8009282        RIVER FALLS                    WI       54022       SFD       8.000           7.500          $ 3,563.16      360
8012417        BOTHELL                        WA       98011       LCO       8.250           7.500           $ 691.02        36
8012918        NEW HYDE PARK                  NY       11040       SFD       8.500           7.500          $ 1,542.44      360
8013126        LOS ANGELES                    CA       90046       SFD       8.750           7.500          $ 3,215.64      360
8013226        KENNESAW                       GA       30144       SFD       8.250           7.500          $ 2,381.52      240
8014303        CARLSBAD                       CA       92084       SFD       8.750           7.500          $ 4,720.20      360
8015137        MT. AIRY                       MD       21771       SFD       7.625           7.358          $ 2,154.52      360
8016030        FAIRFAX STATION                VA       22039       SFD       7.750           7.483          $ 2,120.58      360
8016171        NAPERVILLE                     IL       60565       SFD       8.250           7.500          $ 2,649.72      360
8018906        GAITHERSBURG                   MD       20882       SFD       7.875           7.500          $ 2,157.81      360
8019704        WATKINSVILLE                   GA       30677       SFD       8.125           7.500          $ 3,266.99      360
8019966        SILVER SPRING                  MD       20905       PUD       7.625           7.358          $ 3,521.27      360
8020011        SAN JOSE                       CA       95148       SFD       8.750           7.500          $ 1,573.40      360
8020599        ATLANTA                        GA       30319       SFD       8.250           7.500          $ 2,704.56      360
8021090        SAN ANTONIO                    TX       78209       SFD       8.250           7.500           $ 796.34        36
8021553        SUMMIT                         NJ       07901       SFD       9.250           7.500          $ 2,230.68      360
8021564        ORLANDO                        FL       32835       SFD       8.250           7.500           $ 607.02        36
8022237        WEST ROXBURY                   MA       02132       SFD       8.125           7.500          $ 2,762.09      360
8023275        TEMECULA                       CA       92592       SFD       8.250           7.500          $ 2,543.56      360
8023439        CLEMENTS                       CA       95227       SFD       8.250           7.500          $ 3,395.73      360
8023618        PLANO                          TX       75093       SFD       8.375           7.500          $ 4,165.20      360
8023686        MANCHESTER                     CT       06040       SFD       8.750           7.500          $ 2,407.30      360
8024367        W. WINDSOR                     NJ       08550       SFD       9.125           7.500          $ 2,746.01      360
8024553        WALNUT CREEK                   CA       94598       SFD       8.000           7.500          $ 2,453.71      360
8025799        WRIGHTWOOD                     CA       92397       SFD       8.000           7.500          $ 1,915.13      360
8026138        FAYETTEVILLE                   GA       30214       SFD       8.000           7.500          $ 1,915.13      360
8026244        TALLAHASSEE                    FL       32312       SFD       8.625           7.500          $ 3,033.38      360
8026270        BURR RIDGE                     IL       60521       SFD       8.375           7.500          $ 2,812.27      360
8026469        ROCKLIN                        CA       95765       SFD       8.500           7.500          $ 2,036.41      360
8026683        LAKE IN THE HILLS              IL       60102       SFD       8.500           7.500          $ 2,245.23      360
8029041        HENDERSON                      NV       89014       SFD       8.000           7.500          $ 2,663.79      360
8029792        CLEAR LAKE                     MN       55319       SFD       8.250           7.500          $ 2,163.65      360
8030233        LAREDO                         TX       78041       SFD       7.875           7.500          $ 3,262.81      360
8031771        SEATTLE                        WA       98116       SFD       8.500           7.500          $ 2,798.46      360
8032940        RENO                           NV       89502       SFD       8.500           7.500          $ 2,059.92      360
8033189        AVON                           NC       27915       SFD       8.375           7.500          $ 2,333.42      360
8034318        MAHWAH TOWNSHIP                NJ       07430       LCO       8.625           7.500          $ 2,271.15      360
8034382        WASHINGTON                     DC       20016       SFD       7.750           7.483          $ 2,395.68      360
8034877        OAK ISLAND                     NC       28465       SFD       8.375           7.500          $ 2,660.25      360
8035809        CLIFTON                        NJ       07011       MF2       9.000           7.500          $ 1,802.35      360
8036041        LA HONDA                       CA       94020       SFD       8.375           7.500          $ 2,166.21      360
8036062        CANON CITY                     CO       81212       SFD       9.000           7.500          $ 4,023.11      360
8036427        KEY WEST                       FL       33040       SFD       8.875           7.500          $ 3,819.10      360
8037503        ALBANY                         OR       97321       SFD       8.750           7.500           $ 944.04        36
8037638        CHICAGO                        IL       60610       SFD       8.250           7.500          $ 2,986.29      360
8039524        BOULDER                        CO       80302       SFD       8.375           7.500          $ 2,265.02      360
8040054        PORTLAND                       OR       97212       SFD       9.125           7.500          $ 2,472.63      360
8041465        HONOLULU                       HI       96821       SFD       8.375           7.500          $ 3,617.94      360
8043611        BILOXI                         MS       39530       SFD       8.750           7.500           $ 786.70        36
8044236        DENVER                         CO       80231       SFD       8.500           7.500          $ 2,650.27      360
8045852        ORONO                          MN       55356       SFD       8.500           7.500          $ 3,075.65      360
8047381        MALABAR                        FL       32950       SFD       9.250           7.500          $ 2,954.23      360
8047637        EL DORADO HILLS                CA       95762       SFD       8.375           7.500          $ 2,512.42      360
8048338        SAN JOSE                       CA       95110       SFD       8.250           7.500          $ 2,268.83      360
8048551        NEW YORK                       NY       10021       HCO       8.875           7.500          $ 4,853.43      360
8048596        CHICAGO                        IL       60613       MF2       8.750           7.500          $ 2,986.31      360
8048964        WESTERVILLE                    OH       43082       SFD       7.625           7.358          $ 2,901.95      360
8049986        CHAPEL HILL                    NC       27514       SFD       8.500           7.500          $ 2,127.39      360
8052850        TABERNASH                      CO       80478       SFD       8.625           7.500          $ 3,577.83      360
8055156        AVALON                         CA       90704       LCO       8.875           7.500          $ 2,100.50      360
8057860        LA HABRA HEIGHTS               CA       90631       SFD       8.750           7.500          $ 3,964.97      360
8059822        ARLINGTON                      TX       76015       SFD       9.125           7.500          $ 1,128.51      360
8061470        DUCK                           NC       27949       SFD       8.750           7.500          $ 2,643.31      360
8065961        HOUSTON                        TX       77005       SFD       8.250           7.500          $ 1,126.90      360


TABLE (CONTINUED)

(i)             (viii)       (ix)               (x)     (xi)        (xii)        (xiii)     (xv)        (xvi)
-----         ----------     --------------    ------   --------- ----------    -------- ----------   ------------
                             CUT-OFF
MORTGAGE       SCHEDULED     DATE                                  MORTGAGE                 MASTER       FIXED
LOAN           MATURITY      PRINCIPAL                            INSURANCE      SERVICE   SERVICE      RETAINED
NUMBER           DATE        BALANCE            LTV     SUBSIDY      CODE          FEE       FEE        YIELD
--------      -----------    --------------    ------   --------- ----------     -------- ---------   ------------
4808083         1-May-28       $ 251,165.05      80.00                             0.250    0.017           0.000
4833860         1-Feb-30       $ 399,751.38      53.69                             0.250    0.017           0.608
4866697         1-Jul-29       $ 612,615.23      80.00                             0.250    0.017           0.233
4936199         1-Feb-30       $ 387,764.94      74.62                             0.250    0.017           0.733
4996758         1-Dec-28       $ 249,095.29      94.90                  11         0.250    0.017           0.000
5006354         1-Mar-30       $ 284,000.00      80.00                             0.250    0.017           0.608
5010266         1-Feb-30       $ 299,813.53      55.56                             0.250    0.017           0.608
5012003         1-Mar-30       $ 650,000.00      76.47                             0.250    0.017           0.358
5012434         1-Jan-30       $ 368,515.62      90.00                  11         0.250    0.017           0.358
5017689         1-Dec-29       $ 350,607.62      80.00                             0.250    0.017           0.000
5036357         1-Dec-29       $ 304,263.91      59.80                             0.250    0.017           0.000
5038487         1-Jan-30       $ 309,582.59      55.24                             0.250    0.017           0.233
5046296         1-Jan-30       $ 266,518.56      95.00                  01         0.250    0.017           0.483
5047565         1-Feb-30       $ 275,424.25      74.99                             0.250    0.017           0.483
5048198         1-Jan-30       $ 339,564.89      66.28                             0.250    0.017           0.483
5055833         1-Feb-30       $ 349,759.13      64.47                             0.250    0.017           0.108
5061301         1-Jan-30       $ 221,181.77      68.48                             0.250    0.017           0.233
5075735         1-Nov-29       $ 498,574.65      52.63                             0.250    0.017           0.000
5088438         1-Sep-29       $ 298,918.00      93.35                  13         0.250    0.017           0.858
5090986         1-Jan-30       $ 273,202.68      80.00                             0.250    0.017           0.000
5093550         1-Dec-29       $ 349,359.38      58.33                             0.250    0.017           0.733
5095416         1-Jan-30       $ 369,449.08      57.07                             0.250    0.017           0.000
5096803         1-Feb-30       $ 649,595.99      48.15                             0.250    0.017           0.608
5100757         1-Sep-29       $ 371,339.63      66.02                             0.250    0.017           0.108
5100878         1-Sep-29       $ 248,711.24      53.17                             0.250    0.017           0.000
5102072         1-Jan-20       $ 269,108.29      84.38                  06         0.250    0.017           0.483
5105017         1-Feb-30       $ 265,846.95      95.00                  01         0.250    0.017           0.983
5110863         1-Jan-30       $ 399,439.79      76.92                             0.250    0.017           0.608
5111473         1-Jan-30       $ 346,843.11      75.00                             0.250    0.017           0.000
5112177         1-Jan-30       $ 287,042.69      80.00                             0.250    0.017           0.358
5112731         1-Jan-30       $ 253,740.14      70.00                             0.250    0.017           0.000
5113508         1-Jan-30       $ 299,625.75      80.00                             0.250    0.017           0.608
5113759         1-Jan-30       $ 431,122.62      80.00                             0.250    0.017           0.233
5114573         1-Jan-30       $ 159,815.21      66.67                             0.250    0.017           0.983
5114788         1-Jan-30       $ 606,382.44      80.00                             0.250    0.017           0.233
5115066         1-Jan-30       $ 359,562.28      90.00 GD10YR           06         0.250    0.017           0.733
5115251         1-Jan-30       $ 304,194.51      79.99                             0.250    0.017           0.108
5115351         1-Nov-29       $ 473,206.66      65.00                             0.250    0.017           0.983
5115404         1-Nov-29       $ 334,307.99      79.99                             0.250    0.017           0.608
5116170         1-Jan-30       $ 391,485.42      80.00                             0.250    0.017           0.358
5116816         1-Oct-29       $ 316,945.74      80.00                             0.250    0.017           0.358
5116881         1-Jan-30       $ 369,401.16      62.71                             0.250    0.017           0.233
5118107         1-Feb-30        $ 63,961.22      26.78                             0.250    0.017           0.733
5118197         1-Jan-30       $ 199,750.50      66.89                             0.250    0.017           0.608
5118254         1-Mar-30       $ 297,500.00      70.00                             0.250    0.017           0.858
5118538         1-Jan-30       $ 291,644.95      80.00                             0.250    0.017           0.733
5119728         1-Dec-29       $ 355,481.26      85.00                  24         0.250    0.017           0.608
5120327         1-Jan-30       $ 473,293.54      80.00                             0.250    0.017           0.483
5120371         1-Jan-30       $ 299,662.38      52.17                             0.250    0.017           1.108
5121155         1-Feb-30       $ 377,712.36      70.00                             0.250    0.017           0.000
5121378         1-Dec-29       $ 419,191.00      73.68                             0.250    0.017           0.483
5121895         1-Jan-30       $ 263,653.45      75.21                             0.250    0.017           0.358
5121990         1-Jan-30       $ 259,467.54      69.28                             0.250    0.017           0.483
5122136         1-Jan-30       $ 299,585.73      65.36                             0.250    0.017           0.108
5122155         1-Dec-29       $ 349,272.62      67.31                             0.250    0.017           0.108
5122561         1-Jan-30       $ 311,457.57      79.99                             0.250    0.017           0.000
5122573         1-Feb-30       $ 440,704.09      70.00                             0.250    0.017           0.233
5122773         1-Jan-30       $ 254,111.49      82.10                  33         0.250    0.017           0.000
5122832         1-Jan-30       $ 288,547.89      90.00                  33         0.250    0.017           0.733
5122971         1-Feb-30       $ 599,627.06      48.00                             0.250    0.017           0.608
5123462         1-Jan-30       $ 292,135.11      68.82                             0.250    0.017           0.608
5123748         1-Feb-30       $ 425,706.83      78.89                             0.250    0.017           0.108
5124180         1-Dec-29       $ 407,971.61      80.00                             0.250    0.017           0.233
5124624         1-Jan-30       $ 467,401.09      80.00                             0.250    0.017           0.483
5124742         1-Feb-30       $ 299,777.35      75.95                             0.250    0.017           0.000
5125024         1-Jan-30       $ 254,130.43      56.56                             0.250    0.017           0.000
5125211         1-Jan-30       $ 366,785.21      80.00                             0.250    0.017           0.108
5125392         1-Jan-30       $ 254,148.55      78.43                             0.250    0.017           0.108
5125474         1-Dec-29       $ 298,673.58      95.00                  13         0.250    0.017           0.483
5125750         1-Jan-30       $ 379,538.28      70.00                             0.250    0.017           0.233
5126233         1-Jan-30       $ 299,625.76      80.00                             0.250    0.017           0.608
5126345         1-Feb-30       $ 274,905.84      79.97                             0.250    0.017           0.000
5126519         1-Jan-30       $ 559,319.09      80.00                             0.250    0.017           0.733
5126580         1-Jun-29       $ 299,786.54      80.00                             0.250    0.017           0.233
5126676         1-Jan-30       $ 254,111.49      67.88                             0.250    0.017           0.000
5126983         1-Jan-30       $ 366,487.53      75.00                             0.250    0.017           0.233
5127042         1-Jan-30       $ 299,596.06      48.00                             0.250    0.017           0.233
5127146         1-Jan-30        $ 81,494.72      28.81                             0.250    0.017           0.000
5127163         1-Jan-30       $ 379,488.34      69.66                             0.250    0.017           0.233
5127248         1-Jan-30       $ 349,528.73      88.35                  06         0.250    0.017           0.233
5127325         1-Jan-30       $ 254,130.43      75.97                             0.250    0.017           0.000
5127367         1-Jan-30       $ 254,139.60      59.32                             0.250    0.017           0.000
5127415         1-Dec-29       $ 253,929.80      73.77                             0.250    0.017           0.000
5127499         1-Jan-30       $ 254,101.72      78.55                             0.250    0.017           0.000
5127510         1-Jan-30       $ 254,148.55      56.56                             0.250    0.017           0.108
5127637         1-Feb-30       $ 254,315.80      59.65                             0.250    0.017           0.000
5127643         1-Jan-30       $ 254,139.60      52.04                             0.250    0.017           0.000
5127722         1-Jan-30       $ 287,852.83      58.59                             0.250    0.017           0.483
5127726         1-Feb-30       $ 254,324.85      68.78                             0.250    0.017           0.108
5127770         1-Jan-30       $ 253,999.81      73.77                             0.250    0.017           0.000
5127874         1-Jan-30       $ 344,580.50      69.00                             0.250    0.017           0.733
5128018         1-Jan-30       $ 254,147.16      77.12                             0.250    0.017           0.108
5128037         1-Mar-30       $ 378,000.00      90.00                  33         0.250    0.017           0.483
5128073         1-Feb-30       $ 649,441.31      67.70                             0.250    0.017           0.000
5128134         1-Feb-30       $ 263,018.86      80.00                             0.250    0.017           0.108
5128263         1-Feb-30       $ 254,324.85      76.89                             0.250    0.017           0.108
5128434         1-Jan-30       $ 389,488.04      70.91                             0.250    0.017           0.358
5128603         1-Jan-30        $ 61,932.01      49.60                             0.250    0.017           1.233
5128730         1-Jan-30       $ 254,130.43      76.66                             0.250    0.017           0.000
5129046         1-Feb-30       $ 376,747.03      71.81                             0.250    0.017           0.233
5129160         1-Jan-30       $ 380,571.22      60.00                             0.250    0.017           1.108
5129202         1-Jan-30       $ 253,621.80      75.82                             0.250    0.017           0.000
5129213         1-Feb-30       $ 254,301.46      50.90                             0.250    0.017           0.000
5129227         1-Mar-30       $ 300,000.00      46.15                             0.250    0.017           0.108
5129273         1-Jan-30       $ 299,616.06      75.90                             0.250    0.017           0.483
5129299         1-Jan-30       $ 479,253.84      80.00                             0.250    0.017           0.233
5129536         1-Jan-30       $ 254,121.05      77.83                             0.250    0.017           0.000
5129629         1-Jan-30       $ 254,121.05      79.10                             0.250    0.017           0.000
5129702         1-Feb-30       $ 369,764.06      59.68                             0.250    0.017           0.483
5129832         1-Jan-30       $ 254,121.05      78.31                             0.250    0.017           0.000
5129866         1-Oct-29       $ 270,553.46      75.00                             0.250    0.017           0.108
5129927         1-Jan-30       $ 253,970.12      72.16                             0.250    0.017           0.000
5129989         1-Feb-30       $ 529,625.93      55.79                             0.250    0.017           0.000
5130226         1-Jan-30       $ 254,148.55      83.47                  01         0.250    0.017           0.108
5130500         1-Feb-30       $ 409,745.16      62.60                             0.250    0.017           0.608
5130536         1-Jan-30       $ 359,584.23      90.00                  33         0.250    0.017           0.983
5130696         1-Jan-30       $ 375,493.73      80.00                             0.250    0.017           0.233
5130853         1-Feb-30       $ 220,215.94      70.00                             0.250    0.017           0.483
5130887         1-Jan-30       $ 299,596.06      66.33                             0.250    0.017           0.233
5130889         1-Jan-30       $ 253,621.80      89.12                  06         0.250    0.017           0.000
5131154         1-Jan-30       $ 347,179.91      79.99                             0.250    0.017           0.233
5131903         1-Jan-30       $ 116,108.64      75.00                             0.250    0.017           0.733
5131948         1-Feb-30       $ 322,794.03      85.00                  13         0.250    0.017           0.483
5132039         1-Jan-30       $ 317,598.19      79.99                             0.250    0.017           0.608
5132173         1-Feb-30       $ 276,319.14      89.99                  24         0.250    0.017           0.358
5132226         1-Feb-30       $ 411,730.49      80.00                             0.250    0.017           0.358
5132379         1-Jan-30       $ 504,248.08      71.13                             0.250    0.017           0.000
5132503         1-Jan-30       $ 327,621.20      80.00                             0.250    0.017           0.983
5132576         1-Mar-30       $ 150,000.00      27.47                             0.250    0.017           0.000
5132720         1-Feb-30       $ 199,875.68      44.44                             0.250    0.017           0.608
5133332         1-Jan-30       $ 299,616.08      60.00                             0.250    0.017           0.483
5134057         1-Jan-30       $ 346,089.37      90.00                  06         0.250    0.017           0.858
5134281         1-Feb-30       $ 255,836.76      80.00                             0.250    0.017           0.483
5134347         1-Feb-30       $ 344,780.01      63.30                             0.250    0.017           0.483
5134574         1-Jan-30       $ 369,937.94      80.00                             0.250    0.017           0.608
5134674         1-Feb-30       $ 284,176.67      80.00                             0.250    0.017           0.483
5135166         1-Feb-30       $ 649,574.80      67.01                             0.250    0.017           0.358
5135216         1-Feb-30       $ 337,295.53      69.95                             0.250    0.017           0.733
5135232         1-Feb-30       $ 274,841.78      87.58                  33         0.250    0.017           0.983
5135341         1-Jan-30       $ 399,447.63      89.89                  24         0.250    0.017           0.108
5135630         1-Mar-30       $ 405,000.00      65.11                             0.250    0.017           0.483
5135995         1-Jan-30       $ 111,067.69      80.00                             0.250    0.017           0.858
5136384         1-Jan-30       $ 527,788.40      70.00                             0.250    0.017           0.233
5136508         1-Jan-30       $ 354,101.03      64.45                             0.250    0.017           1.108
5136535         1-Jan-30       $ 358,616.49      90.00                  13         0.250    0.017           0.233
5136579         1-Jan-30        $ 99,540.79      75.00                             0.250    0.017           0.233
5136597         1-Jan-30       $ 298,618.78      73.17                             0.250    0.017           0.608
5136634         1-Jan-30       $ 424,496.35      48.02                             0.250    0.017           0.858
5136796         1-Nov-29       $ 303,154.89      80.00                             0.250    0.017           0.108
5136827         1-Aug-29       $ 499,135.49      80.00                             0.250    0.017           0.108
5136946         1-Dec-29       $ 253,285.56      69.52                             0.250    0.017           0.733
5137120         1-Dec-29       $ 334,849.36      80.00                             0.250    0.017           0.483
5137163         1-Jan-20       $ 279,088.78      77.35                             0.250    0.017           0.608
5137322         1-Feb-30       $ 342,192.57      80.00                             0.250    0.017           0.733
5137428         1-Feb-30       $ 628,673.91      84.43                  01         0.250    0.017           1.483
5137440         1-Dec-29       $ 262,979.40      89.95                  17         0.250    0.017           0.358
5137472         1-Dec-29       $ 314,361.68      75.00                             0.250    0.017           0.233
5137481         1-Jan-30       $ 488,205.67      80.00                             0.250    0.017           0.733
5137785         1-Dec-29       $ 253,943.88      79.53                             0.250    0.017           0.000
5137793         1-Jan-30       $ 266,740.77      86.25                  33         0.250    0.017           0.483
5138053         1-Jan-30       $ 281,220.84      80.00                             0.250    0.017           0.233
5138163         1-Mar-30       $ 265,500.00      90.00                  33         0.250    0.017           1.108
5138212         1-Jan-30       $ 359,515.29      70.02                             0.250    0.017           0.233
5138295         1-Feb-30       $ 389,738.31      75.00                             0.250    0.017           0.233
5138487         1-Dec-29       $ 355,813.30      66.26                             0.250    0.017           0.483
5138505         1-Dec-29       $ 187,327.24      58.94                             0.250    0.017           0.733
5138594         1-Jan-30       $ 399,501.02      89.89                  01         0.250    0.017           0.608
5138675         1-Feb-30       $ 269,778.68      89.26                  13         0.250    0.017           0.000
5138793         1-Feb-30       $ 279,802.37      58.70                             0.250    0.017           0.000
5138806         1-Jan-30       $ 474,327.33      67.86                             0.250    0.017           0.000
5138880         1-May-28       $ 392,853.36      51.28                             0.250    0.017           0.000
5139105         1-Mar-30       $ 384,000.00      80.00                             0.250    0.017           0.608
5139149         1-Feb-30       $ 499,672.93      58.82                             0.250    0.017           0.358
5139188         1-Jan-30       $ 289,388.56      95.00                  11         0.250    0.017           0.608
5139199         1-Jan-30        $ 23,766.22      70.00                             0.250    0.017           1.108
5139244         1-Jan-30       $ 543,054.14      74.49                             0.250    0.017           0.483
5139293         1-Jan-30       $ 649,146.74      68.42                             0.250    0.017           0.358
5139363         1-Mar-30       $ 360,000.00      80.00                             0.250    0.017           0.483
5139564         1-Feb-30       $ 256,356.20      75.00                             0.250    0.017           1.108
5139602         1-Dec-29       $ 253,957.65      50.90                             0.250    0.017           0.000
5139669         1-Dec-29       $ 253,772.61      75.00                             0.250    0.017           0.608
5139785         1-Feb-30       $ 507,676.06      80.00                             0.250    0.017           0.483
5139814         1-Mar-30       $ 298,000.00      72.68                             0.250    0.017           0.733
5139979         1-Dec-29       $ 482,616.30      80.00                             0.250    0.017           0.000
5140176         1-Dec-29       $ 288,221.50      75.00                             0.250    0.017           0.733
5140241         1-Jan-30       $ 439,436.93      80.00                             0.250    0.017           0.483
5140308         1-Jan-30       $ 270,111.09      89.99                  13         0.250    0.017           0.733
5140323         1-Jan-30       $ 171,738.94      75.00                             0.250    0.017           0.483
5140345         1-Jan-30       $ 349,563.38      69.15                             0.250    0.017           0.608
5140411         1-Feb-30       $ 314,767.19      70.00                             0.250    0.017           0.108
5140515         1-Jan-30       $ 310,102.64      90.00                  11         0.250    0.017           0.483
5140766         1-Jan-30       $ 319,566.40      76.67                             0.250    0.017           0.233
5141023         1-Feb-30       $ 391,730.22      80.00                             0.250    0.017           0.108
5141072         1-Feb-30       $ 309,802.32      47.69                             0.250    0.017           0.483
5141121         1-Feb-30        $ 74,156.19      70.00                             0.250    0.017           0.858
5141195         1-Feb-30       $ 299,818.25      93.75                  01         0.250    0.017           0.733
5141243         1-Jan-30       $ 269,587.75      77.14                             0.250    0.017           0.108
5141682         1-Mar-30       $ 650,000.00      64.68                             0.250    0.017           0.000
5141688         1-Jan-30       $ 253,944.48      78.31                             0.250    0.017           0.358
5141701         1-Feb-30       $ 643,120.08      65.00                             0.250    0.017           0.858
5141758         1-Jan-30       $ 399,513.63      21.11                             0.250    0.017           0.733
5141822         1-Jan-30       $ 383,495.92      80.00                             0.250    0.017           0.358
5142259         1-Feb-30       $ 307,393.61      80.00                             0.250    0.017           0.233
5142269         1-Jan-30       $ 270,844.00      75.00                             0.250    0.017           0.358
5142373         1-Mar-30       $ 620,000.00      80.00                             0.250    0.017           0.108
5142383         1-Feb-30       $ 337,661.51      79.69                             0.250    0.017           0.000
5143140         1-Dec-29       $ 254,034.17      83.44                  17         0.250    0.017           0.733
5143272         1-Feb-30       $ 291,808.99      80.00                             0.250    0.017           0.358
5143273         1-Feb-30       $ 349,771.04      50.07                             0.250    0.017           0.358
5143373         1-Feb-30       $ 649,563.86      78.79                             0.250    0.017           0.233
5143447         1-Dec-29       $ 277,813.83      95.00                  11         0.250    0.017           0.483
5143727         1-Feb-30        $ 69,954.21      56.45                             0.250    0.017           0.358
5143804         1-Mar-30       $ 320,000.00      54.70                             0.250    0.017           0.358
5143885         1-Dec-29       $ 355,647.85      80.00                             0.250    0.017           0.733
5143910         1-Dec-29       $ 331,310.05      80.00                             0.250    0.017           0.108
5143916         1-Dec-29       $ 295,225.18      80.00                             0.250    0.017           0.108
5143921         1-Dec-29       $ 539,903.72      78.07                             0.250    0.017           0.233
5143927         1-Dec-29       $ 287,373.07      79.99                             0.250    0.017           0.733
5143943         1-Jan-30       $ 264,627.84      84.99                  17         0.250    0.017           0.733
5143948         1-Dec-29       $ 626,850.56      80.00                             0.250    0.017           0.733
5143955         1-Dec-29       $ 349,254.14      60.68                             0.250    0.017           0.000
5143962         1-Dec-29       $ 265,316.06      90.00                  12         0.250    0.017           0.000
5143968         1-Dec-29       $ 345,815.41      90.00                  12         0.250    0.017           0.358
5143990         1-Dec-29       $ 314,345.36      79.75                             0.250    0.017           0.108
5144149         1-Oct-29       $ 647,790.05      66.33                             0.250    0.017           0.233
5144362         1-Feb-30       $ 279,821.45      70.00                             0.250    0.017           0.483
5144527         1-Jan-30       $ 298,663.26      87.03                  11         0.250    0.017           0.358
5144940         1-Mar-30       $ 303,900.00      79.99                             0.250    0.017           0.608
5145132         1-Jan-30       $ 254,148.57      79.04                             0.250    0.017           0.108
5145147         1-Jun-29       $ 255,899.06      69.77                             0.250    0.017           0.000
5145200         1-Feb-30       $ 322,799.23      64.21                             0.250    0.017           0.608
5145249         1-Feb-30       $ 383,779.07      80.00                             0.250    0.017           0.983
5145269         1-Jan-30       $ 308,314.92      70.00                             0.250    0.017           0.608
5145279         1-Jan-30       $ 542,539.53      80.00                             0.250    0.017           0.733
5145565         1-Feb-30       $ 299,754.09      75.06                             0.250    0.017           0.000
5145676         1-Mar-30       $ 535,000.00      30.06                             0.250    0.017           0.858
5145775         1-Feb-30       $ 290,210.03      80.00                             0.250    0.017           0.358
5146225         1-Feb-30       $ 273,634.13      62.23                             0.250    0.017           0.733
5146385         1-Feb-30       $ 649,616.25      45.61                             0.250    0.017           0.858
5146456         1-Feb-30       $ 299,073.32      95.00                  06         0.250    0.017           0.858
5146740         1-Mar-30       $ 318,600.00      90.00                  06         0.250    0.017           0.983
5146763         1-Feb-30       $ 274,829.07      70.88                             0.250    0.017           0.608
5146784         1-Dec-29       $ 324,357.87      69.15                             0.250    0.017           0.358
5146990         1-Feb-30       $ 519,277.04      80.00                             0.250    0.017           0.608
5147117         1-Feb-30       $ 323,793.40      79.99                             0.250    0.017           0.483
5147194         1-Jan-30       $ 231,468.21      75.00                             0.250    0.017           0.733
5147964         1-Oct-29       $ 269,989.06      80.00                             0.250    0.017           0.858
5147973         1-Jan-30       $ 352,000.80      75.00                             0.250    0.017           0.000
5147983         1-Nov-29       $ 403,982.49      50.00                             0.250    0.017           0.608
5147998         1-Jan-30       $ 383,408.73      80.00                             0.250    0.017           0.483
5148007         1-Dec-29       $ 419,191.00      62.31                             0.250    0.017           0.483
5148014         1-Oct-29       $ 348,868.61      53.11                             0.250    0.017           0.483
5148016         1-Dec-29       $ 299,422.14      89.82                  12         0.250    0.017           0.483
5148037         1-Dec-29       $ 300,049.83      90.00                  06         0.250    0.017           0.733
5148053         1-Dec-29       $ 275,468.36      80.00                             0.250    0.017           0.483
5148061         1-Oct-29       $ 366,910.10      90.00                  01         0.250    0.017           0.483
5148064         1-Feb-30       $ 317,802.35      68.39                             0.250    0.017           0.608
5148068         1-Dec-29       $ 319,303.76      80.00                             0.250    0.017           0.483
5148077         1-Sep-29       $ 298,861.48      75.00                             0.250    0.017           0.608
5148086         1-Dec-29       $ 351,239.26      79.99                             0.250    0.017           0.608
5148090         1-Nov-29       $ 291,196.80      80.00                             0.250    0.017           0.483
5148091         1-Dec-29       $ 295,444.18      80.00                             0.250    0.017           0.608
5148097         1-Sep-29       $ 262,265.63      94.99                  06         0.250    0.017           1.108
5148098         1-Nov-29       $ 351,159.73      80.00                             0.250    0.017           0.858
5148104         1-Nov-29       $ 451,374.19      80.00                             0.250    0.017           1.108
5148105         1-Nov-29       $ 292,118.76      89.97                  33         0.250    0.017           0.983
5148109         1-Dec-29       $ 295,352.55      80.00                             0.250    0.017           0.483
5148115         1-Jan-30       $ 303,610.97      80.00                             0.250    0.017           0.483
5148258         1-Oct-29       $ 275,173.46      80.00                             0.250    0.017           0.858
5148267         1-Oct-29       $ 353,656.21      77.17                             0.250    0.017           0.983
5148276         1-Nov-29       $ 298,253.39      89.92                  06         0.250    0.017           0.733
5148277         1-Nov-29       $ 334,136.69      57.27                             0.250    0.017           0.483
5148285         1-Oct-29       $ 354,136.27      80.00                             0.250    0.017           0.858
5148291         1-Nov-29       $ 355,128.15      80.00                             0.250    0.017           0.733
5148298         1-Nov-29       $ 319,216.32      80.00                             0.250    0.017           0.733
5148311         1-Dec-29       $ 314,299.95      69.92                             0.250    0.017           0.483
5148323         1-Dec-29       $ 279,460.67      73.11                             0.250    0.017           0.483
5148329         1-Dec-29       $ 339,377.68      35.79                             0.250    0.017           0.733
5148336         1-Jan-30       $ 299,616.08      43.48                             0.250    0.017           0.483
5148348         1-Dec-29       $ 339,345.09      47.89                             0.250    0.017           0.483
5148350         1-Sep-29       $ 322,831.45      80.00                             0.250    0.017           0.858
5148353         1-Dec-29       $ 267,483.80      80.00                             0.250    0.017           0.483
5148370         1-Dec-29       $ 343,401.91      80.00                             0.250    0.017           0.983
5148371         1-Nov-29       $ 255,838.98      90.00                  06         0.250    0.017           0.483
5148383         1-Dec-29       $ 452,107.52      80.00                             0.250    0.017           0.483
5148385         1-Oct-29       $ 256,778.70      79.99                             0.250    0.017           0.858
5148397         1-Nov-29       $ 308,163.99      64.38                             0.250    0.017           0.483
5148402         1-Nov-29       $ 897,680.62      51.43                             0.250    0.017           0.483
5148418         1-Sep-29       $ 269,601.52      95.00                  01         0.250    0.017           0.483
5148435         1-Nov-29       $ 299,226.88      72.29                             0.250    0.017           0.483
5148437         1-Sep-29       $ 294,959.42      88.36                  06         0.250    0.017           0.983
5148462         1-Nov-29       $ 344,488.86      89.54                  06         0.250    0.017           0.858
5148470         1-Nov-29       $ 337,592.18      90.00                  06         0.250    0.017           0.858
5148488         1-Oct-29       $ 261,733.78      75.00                             0.250    0.017           0.983
5148499         1-Jul-29       $ 269,625.82      95.00                  12         0.250    0.017           1.608
5148510         1-Nov-29       $ 300,024.82      80.00                             0.250    0.017           0.483
5148517         1-Dec-29       $ 266,380.21      79.99                             0.250    0.017           0.483
5148519         1-Dec-29       $ 303,164.90      75.00                             0.250    0.017           0.483
5148525         1-Nov-29       $ 442,257.31      80.00                             0.250    0.017           0.483
5148527         1-Dec-29       $ 425,200.10      79.97                             0.250    0.017           0.608
5148545         1-Oct-29       $ 271,206.08      80.00                             0.250    0.017           0.983
5148552         1-Nov-29       $ 418,944.82      79.85                             0.250    0.017           0.608
5148565         1-Aug-29       $ 268,561.06      95.00                  01         0.250    0.017           0.858
5148631         1-Feb-30       $ 287,138.93      79.81                             0.250    0.017           1.108
5148668         1-Nov-29       $ 353,486.69      65.63                             0.250    0.017           0.483
5148688         1-Sep-29       $ 484,991.34      75.00                             0.250    0.017           1.108
5148696         1-Oct-29       $ 327,066.87      58.05                             0.250    0.017           1.108
5148706         1-Feb-30       $ 283,561.48      90.00                  13         0.250    0.017           0.858
5148734         1-Nov-29       $ 548,582.60      66.67                             0.250    0.017           0.483
5148743         1-Dec-29       $ 291,437.55      80.00                             0.250    0.017           0.483
5148768         1-Nov-29       $ 299,301.98      60.61                             0.250    0.017           0.983
5148781         1-Dec-29       $ 277,564.34      90.00                  06         0.250    0.017           0.483
5148791         1-Oct-29       $ 299,030.26      64.52                             0.250    0.017           0.483
5148804         1-Sep-29       $ 381,623.83      84.98                  12         0.250    0.017           0.733
5148824         1-Feb-30       $ 322,314.45      75.00                             0.250    0.017           0.983
5148842         1-Mar-30       $ 400,000.00      74.49                             0.250    0.017           0.983
5149631         1-Mar-30       $ 281,600.00      80.00                             0.250    0.017           0.483
5149728         1-Feb-30       $ 856,555.71      57.13                             0.250    0.017           1.483
5149974         1-Mar-30       $ 402,000.00      23.65                             0.250    0.017           0.483
5150038         1-Mar-30       $ 136,500.00      65.00                             0.250    0.017           0.233
5150210         1-Jan-30       $ 255,255.05      79.99                             0.250    0.017           0.233
5150218         1-Jan-30       $ 268,088.56      79.99                             0.250    0.017           0.233
5150594         1-Mar-30       $ 268,000.00      80.00                             0.250    0.017           0.858
5150756         1-Feb-30       $ 327,779.92      80.00                             0.250    0.017           0.233
5150968         1-Feb-30       $ 383,061.75      79.98                             0.250    0.017           0.608
5151120         1-Feb-30       $ 518,901.28      80.00                             0.250    0.017           0.983
5151520         1-Feb-30       $ 266,770.88      66.74                             0.250    0.017           0.233
5152164         1-Feb-30       $ 399,566.13      88.89                  06         0.250    0.017           0.608
5153125         1-Feb-30       $ 314,804.21      70.00                             0.250    0.017           0.608
5153386         1-Mar-30       $ 300,750.00      75.00                             0.250    0.017           0.000
5153438         1-Mar-30       $ 292,000.00      80.00                             0.250    0.017           0.733
5153520         1-Feb-30       $ 399,744.93      66.67                             0.250    0.017           0.483
5154004         1-Feb-30       $ 292,236.07      89.97                  13         0.250    0.017           1.108
5155074         1-Feb-30       $ 323,808.71      80.00                             0.250    0.017           0.858
5155333         1-Mar-30       $ 295,000.00      79.80                             0.250    0.017           0.000
5155632         1-Mar-30       $ 339,150.00      84.66                  33         0.250    0.017           0.858
5156745         1-Feb-30       $ 311,006.58      80.00                             0.250    0.017           0.608
5156749         1-Jan-30       $ 254,139.60      72.71                             0.250    0.017           0.000
5156806         1-Jan-30       $ 372,984.23      87.49                  06         0.250    0.017           0.108
5156888         1-Mar-30       $ 550,000.00      73.33                             0.250    0.017           0.358
5157408         1-Jan-30       $ 373,333.74      89.99                  01         0.250    0.017           0.108
5158131         1-Mar-30       $ 350,000.00      60.87                             0.250    0.017           0.108
5158300         1-Jan-30       $ 307,534.73      80.00                             0.250    0.017           0.108
5158306         1-Jan-30       $ 307,395.94      90.00                  13         0.250    0.017           0.358
5158313         1-Jan-30       $ 291,386.62      80.00                             0.250    0.017           0.483
5158325         1-Jan-30       $ 495,297.58      80.00                             0.250    0.017           0.000
5158328         1-Feb-30       $ 515,644.89      80.00                             0.250    0.017           0.108
5158436         1-Dec-29       $ 303,059.73      80.00                             0.250    0.017           0.108
5158442         1-Jan-30       $ 275,628.37      80.00                             0.250    0.017           0.233
5158453         1-Jan-30       $ 297,089.17      85.00                  01         0.250    0.017           0.108
5158456         1-Jan-30       $ 277,606.31      66.83                             0.250    0.017           0.000
5158477         1-Jan-30       $ 561,723.24      75.00                             0.250    0.017           0.108
5158497         1-Oct-29       $ 357,353.87      80.00                             0.250    0.017           0.983
5158549         1-Feb-30       $ 273,825.27      80.00                             0.250    0.017           0.483
5158580         1-Jan-30       $ 474,360.44      61.29                             0.250    0.017           0.233
5158619         1-Jan-30       $ 263,615.78      80.00                             0.250    0.017           0.000
5158635         1-Dec-29       $ 279,474.25      80.00                             0.250    0.017           0.608
5158643         1-Feb-30       $ 254,315.80      72.10                             0.250    0.017           0.000
5158673         1-Jan-30       $ 499,326.77      80.00                             0.250    0.017           0.233
5158682         1-Jan-30       $ 275,609.14      80.00                             0.250    0.017           0.000
5158699         1-Feb-30       $ 499,681.16      80.00                             0.250    0.017           0.483
5158733         1-Jan-30       $ 262,595.96      74.07                             0.250    0.017           0.233
5159293         1-Jan-30       $ 324,562.40      76.47                             0.250    0.017           0.233
5159298         1-Jan-30       $ 279,513.48      80.00                             0.250    0.017           0.108
5159310         1-Feb-30       $ 346,273.33      90.00                  11         0.250    0.017           0.358
5159320         1-Feb-30       $ 439,719.42      65.19                             0.250    0.017           0.483
5159336         1-Jan-30       $ 317,593.05      94.93                  06         0.250    0.017           0.483
5159357         1-Feb-30       $ 382,130.11      90.00                  01         0.250    0.017           0.000
5159361         1-Jan-30       $ 309,560.99      80.00                             0.250    0.017           0.000
5159378         1-Jan-30       $ 299,606.17      69.77                             0.250    0.017           0.358
5159388         1-Jan-30       $ 310,092.39      90.00                  11         0.250    0.017           0.358
5159399         1-Feb-30       $ 339,783.19      80.00                             0.250    0.017           0.483
5159402         1-Feb-30       $ 337,121.89      80.00                             0.250    0.017           0.000
5159412         1-Jan-30       $ 287,602.30      90.00                  11         0.250    0.017           0.108
5159450         1-Jan-30       $ 283,607.82      80.00                             0.250    0.017           0.108
5159466         1-Feb-30       $ 314,793.94      90.00                  01         0.250    0.017           0.358
5159485         1-Jan-30       $ 368,209.40      80.00                             0.250    0.017           0.108
5159872         1-Mar-30       $ 408,000.00      69.98                             0.250    0.017           0.608
5160484         1-Mar-30       $ 321,000.00      89.92                  33         0.250    0.017           1.733
5161664         1-Mar-30       $ 336,000.00      80.00                             0.250    0.017           0.983
5161782         1-Feb-30       $ 359,745.92      80.00                             0.250    0.017           0.000
5161800         1-Feb-30       $ 299,808.70      64.66                             0.250    0.017           0.483
5162201         1-Nov-29       $ 997,550.94      61.73                             0.250    0.017           0.733
5166709         1-Mar-30       $ 300,000.00      56.60                             0.250    0.017           0.358
5166987         1-Feb-30       $ 350,518.43      74.62                             0.250    0.017           1.233
5167821         1-Mar-30       $ 840,000.00      60.00                             0.250    0.017           0.608
6925337         1-Oct-29       $ 244,496.55      90.00                  17         0.250    0.017           0.733
6966007         1-Jan-30       $ 629,172.99      79.56                             0.250    0.017           0.358
7076559         1-Oct-28       $ 328,518.62      80.00                             0.250    0.017           0.000
7204013         1-Feb-30       $ 350,798.06      90.00                  33         0.250    0.017           0.983
7349061         1-Dec-29       $ 383,046.00      70.00                             0.250    0.017           0.000
7385249         1-Jan-30       $ 598,228.14      50.00                             0.250    0.017           0.000
7428961         1-Aug-29       $ 421,699.55      80.00                             0.250    0.017           0.000
7461842         1-Dec-29       $ 355,121.44      80.00                             0.250    0.017           0.000
7473315         1-Jan-30       $ 352,448.39      66.32                             0.250    0.017           0.483
7507860         1-Feb-30       $ 649,552.68      72.22                             0.250    0.017           0.108
7542787         1-Feb-29       $ 274,413.46      90.00                  11         0.250    0.017           0.000
7568501         1-Feb-30       $ 385,354.12      80.00                             0.250    0.017           0.483
7570809         1-Jan-30       $ 524,328.15      75.00                             0.250    0.017           0.483
7590581         1-Dec-29       $ 269,298.69      72.97                             0.250    0.017           0.000
7591649         1-Dec-29       $ 263,775.59      78.88                             0.250    0.017           0.983
7598229         1-Jan-30       $ 649,124.82      75.73                             0.250    0.017           0.233
7610556         1-Jan-30       $ 311,590.44      80.00                             0.250    0.017           0.358
7611675         1-Jan-30       $ 283,335.08      95.00                  06         0.250    0.017           0.733
7615441         1-Jan-30       $ 329,082.21      79.81                             0.250    0.017           0.000
7628540         1-Jan-30       $ 398,532.15      80.00                             0.250    0.017           0.358
7638868         1-Nov-29       $ 375,200.14      79.89                             0.250    0.017           0.000
7647285         1-Feb-30       $ 429,704.08      78.18                             0.250    0.017           0.108
7654759         1-Feb-30       $ 399,744.93      76.92                             0.250    0.017           0.483
7655077         1-Jan-30       $ 369,614.18      80.00                             0.250    0.017           0.358
7657320         1-Oct-29       $ 345,501.80      78.04                             0.250    0.017           0.000
7670872         1-Jan-30       $ 352,461.15      79.99                             0.250    0.017           0.000
7689208         1-Jan-30       $ 380,137.49      79.99                             0.250    0.017           0.233
7691726         1-Jan-30       $ 319,610.92      79.01                             0.250    0.017           0.733
7695065         1-Jan-30       $ 353,148.86      73.68                             0.250    0.017           0.233
7697913         1-Jun-29       $ 367,066.05      74.75                             0.250    0.017           0.000
7704727         1-Dec-29       $ 404,158.34      71.05                             0.250    0.017           0.108
7712071         1-Feb-30       $ 609,710.96      79.99                             0.250    0.017           0.483
7712103         1-Jan-30       $ 331,291.69      80.00                             0.250    0.017           0.000
7712175         1-Feb-30       $ 416,947.26      80.00                             0.250    0.017           0.733
7717602         1-Feb-30       $ 363,785.10      80.00                             0.250    0.017           0.858
7724222         1-Jan-30       $ 332,029.14      70.00                             0.250    0.017           0.000
7726690         1-Feb-30       $ 499,628.93      61.73                             0.250    0.017           0.000
7726700         1-Mar-30       $ 404,600.00      79.99                             0.250    0.017           0.733
7731891         1-Jan-30       $ 396,392.08      90.00                  17         0.250    0.017           0.483
7744673         1-Jan-30       $ 286,219.77      79.61                             0.250    0.017           0.358
7749266         1-Jan-30       $ 444,415.85      79.46                             0.250    0.017           0.358
7750393         1-Feb-30       $ 301,263.72      89.99                  11         0.250    0.017           0.233
7761468         1-Jan-30       $ 314,342.87      79.99                             0.250    0.017           0.000
7772636         1-Mar-30       $ 480,000.00      80.00                             0.250    0.017           0.608
7782062         1-Jan-30       $ 291,496.91      42.19                             0.250    0.017           0.108
7782093         1-Dec-29       $ 454,659.01      70.00                             0.250    0.017           0.000
7783848         1-Mar-30       $ 357,350.00      79.99                             0.250    0.017           0.233
7798379         1-Jan-30       $ 133,805.42      80.00                             0.250    0.017           0.000
7806082         1-Jan-30       $ 300,384.62      80.00                             0.250    0.017           0.108
7820293         1-Jan-30       $ 365,854.61      83.15                  11         0.250    0.017           0.733
7822909         1-Feb-30       $ 494,268.13      80.00                             0.250    0.017           0.233
7828038         1-Feb-30       $ 299,513.72      80.00                             0.250    0.017           0.608
7829621         1-Jan-30       $ 349,424.62      80.00                             0.250    0.017           0.733
7829796         1-Feb-30        $ 99,804.25      52.63                             0.250    0.017           0.858
7830792         1-Feb-30       $ 618,840.39      79.99                             0.250    0.017           0.000
7833389         1-Feb-30       $ 439,169.78      84.89                  17         0.250    0.017           0.483
7835295         1-Feb-30       $ 399,724.72      73.39                             0.250    0.017           0.108
7844106         1-Feb-30       $ 252,772.64      82.83                  01         0.250    0.017           0.608
7853095         1-Nov-29       $ 398,942.69      78.43                             0.250    0.017           0.358
7856125         1-Feb-30       $ 199,878.84      66.89                             0.250    0.017           0.733
7856415         1-Jan-30       $ 312,589.11      80.00                             0.250    0.017           0.358
7859265         1-Sep-29       $ 389,231.50      80.00                             0.250    0.017           0.000
7861809         1-Jan-30       $ 287,532.33      80.00                             0.250    0.017           0.233
7868727         1-Jan-30       $ 358,853.76      81.93                  33         0.250    0.017           0.108
7873106         1-Dec-29       $ 319,351.54      79.94                             0.250    0.017           0.233
7873403         1-Nov-29       $ 186,991.71      75.00                             0.250    0.017           0.233
7873642         1-Jan-30       $ 304,578.83      59.11                             0.250    0.017           0.108
7884879         1-Feb-30       $ 331,099.30      89.54                  06         0.250    0.017           0.733
7885274         1-Jan-30       $ 288,911.07      80.00                             0.250    0.017           0.108
7885775         1-Dec-29       $ 385,555.92      89.99                  33         0.250    0.017           0.483
7886324         1-Feb-30       $ 312,615.32      80.00                             0.250    0.017           0.858
7888968         1-Dec-29       $ 379,127.20      80.00                             0.250    0.017           0.000
7890807         1-Jan-30       $ 415,518.02      80.00                             0.250    0.017           0.608
7907286         1-Jan-30       $ 283,607.82      80.00                             0.250    0.017           0.108
7907729         1-Jan-30       $ 291,718.60      80.00                             0.250    0.017           0.108
7913622         1-Sep-29       $ 647,339.18      79.56                             0.250    0.017           0.233
7929933         1-Feb-30        $ 78,452.44      61.09                             0.250    0.017           0.733
7933224         1-Oct-29       $ 328,290.19      78.95                             0.250    0.017           0.483
7934976         1-Jan-30       $ 359,527.43      89.79                  01         0.250    0.017           0.358
7936469         1-Jan-30       $ 749,091.67      75.00                             0.250    0.017           0.983
7937172         1-Jan-30       $ 269,083.92      80.00                             0.250    0.017           0.108
7940314         1-Feb-30       $ 372,380.02      90.00                  01         0.250    0.017           0.858
7941211         1-Dec-29       $ 334,635.18      80.00                             0.250    0.017           0.000
7942545         1-Jan-30       $ 646,712.72      70.00                             0.250    0.017           0.733
7944334         1-Jan-30       $ 891,997.36      70.00                             0.250    0.017           0.233
7944988         1-Jan-30       $ 391,485.42      80.00                             0.250    0.017           0.358
7946908         1-Dec-29       $ 319,287.91      80.00                             0.250    0.017           0.358
7953049         1-Mar-30       $ 359,785.00      79.95                             0.250    0.017           0.733
7954134         1-Nov-29       $ 286,459.85      80.00                             0.250    0.017           0.483
7954164         1-Nov-29       $ 303,066.16      80.00                             0.250    0.017           0.000
7955732         1-Jan-30       $ 387,477.58      80.00                             0.250    0.017           0.233
7957444         1-Jan-30       $ 311,590.44      80.00                             0.250    0.017           0.358
7960168         1-Jan-30       $ 620,804.53      70.00                             0.250    0.017           0.483
7964328         1-Feb-30       $ 330,672.44      95.00                  33         0.250    0.017           0.733
7965164         1-Dec-29       $ 127,360.41      80.00                             0.250    0.017           0.733
7970409         1-Jan-30       $ 399,447.63      80.00                             0.250    0.017           0.108
7970936         1-Feb-30       $ 269,319.04      79.99                             0.250    0.017           0.233
7972723         1-Dec-29       $ 253,185.74      95.00                  01         0.250    0.017           0.733
7973201         1-Jan-30       $ 454,371.68      70.00                             0.250    0.017           0.108
7977228         1-Dec-29       $ 377,325.66      80.00                             0.250    0.017           0.858
7979139         1-Feb-30        $ 73,755.29      90.00                  11         0.250    0.017           0.733
7979408         1-Dec-29       $ 290,239.88      80.00                             0.250    0.017           0.483
7979757         1-Jan-30       $ 649,168.19      68.73                             0.250    0.017           0.483
7980285         1-Jan-30       $ 319,546.84      87.67                  13         0.250    0.017           0.000
7981207         1-Feb-30       $ 259,233.33      53.61                             0.250    0.017           0.233
7981656         1-Jan-30       $ 299,606.19      75.00                             0.250    0.017           0.358
7982587         1-Dec-29       $ 566,960.38      80.00                             0.250    0.017           0.733
7983075         1-Nov-29       $ 295,317.34      90.00                  33         0.250    0.017           0.358
7983602         1-Mar-30       $ 155,700.00      90.00                  33         0.250    0.017           1.108
7983838         1-Jan-30       $ 307,644.29      80.00                             0.250    0.017           0.983
7985832         1-Jan-30       $ 267,069.88      80.00                             0.250    0.017           0.733
7986018         1-Jan-30       $ 387,289.85      80.00                             0.250    0.017           0.733
7986160         1-Feb-30       $ 451,726.18      80.00                             0.250    0.017           0.733
7986172         1-Jan-30       $ 275,701.73      80.00                             0.250    0.017           0.483
7986723         1-Feb-30       $ 349,734.29      63.64                             0.250    0.017           0.983
7986725         1-Jan-30       $ 283,180.96      90.00                  33         0.250    0.017           1.108
7988361         1-Dec-29       $ 278,448.76      90.00                  01         0.250    0.017           0.358
7988622         1-Jan-30       $ 294,123.13      79.99                             0.250    0.017           0.483
7989232         1-Jan-30       $ 439,376.91      79.71                             0.250    0.017           0.000
7989423         1-Dec-29       $ 208,653.46      70.00                             0.250    0.017           0.483
7990171         1-Jan-30       $ 282,030.40      95.00                  01         0.250    0.017           1.233
7992141         1-Feb-30       $ 419,718.19      70.00                             0.250    0.017           0.233
7992371         1-Jan-30       $ 165,698.27      70.00                             0.250    0.017           0.733
7993405         1-Jan-30       $ 409,476.30      63.17                             0.250    0.017           0.733
7993784         1-Feb-30       $ 252,517.11      78.97                             0.250    0.017           0.000
7994127         1-Dec-29       $ 331,921.90      95.00                  06         0.250    0.017           0.983
7994483         1-Jan-30       $ 299,564.36      72.82                             0.250    0.017           0.000
7995117         1-Feb-30       $ 328,788.61      85.00                  06         0.250    0.017           0.483
7995378         1-Feb-30       $ 434,101.05      80.00                             0.250    0.017           0.108
7995894         1-Jan-30       $ 518,710.35      75.00                             0.250    0.017           0.483
7996016         1-Jan-30       $ 494,281.19      75.19                             0.250    0.017           0.000
7996066         1-Feb-30       $ 269,428.09      80.00                             0.250    0.017           0.483
7996153         1-Jan-30       $ 384,454.78      69.60                             0.250    0.017           0.000
7997247         1-Feb-30       $ 383,655.79      80.00                             0.250    0.017           0.108
7999041         1-Feb-30       $ 262,323.87      70.00                             0.250    0.017           0.233
7999145         1-Feb-30       $ 249,848.55      40.00                             0.250    0.017           0.733
7999247         1-Jan-30       $ 611,716.17      70.00                             0.250    0.017           0.483
7999272         1-Feb-30       $ 839,376.60      80.00                             0.250    0.017           0.000
7999438         1-Dec-29       $ 439,085.59      65.19                             0.250    0.017           0.108
8000012         1-Jan-30       $ 487,308.98      80.00                             0.250    0.017           0.608
8000339         1-Jan-30       $ 278,851.71      80.00                             0.250    0.017           0.608
8001842         1-Jan-30       $ 439,392.39      76.52                             0.250    0.017           0.108
8002358         1-Feb-30       $ 359,776.24      80.00                             0.250    0.017           0.608
8002890         1-Feb-30       $ 566,629.10      79.99                             0.250    0.017           0.358
8003093         1-Jan-30       $ 328,068.78      90.00                  01         0.250    0.017           0.358
8003619         1-Dec-29       $ 379,189.98      67.69                             0.250    0.017           0.000
8004385         1-Feb-30       $ 474,689.29      74.80                             0.250    0.017           0.358
8004394         1-Jan-30       $ 299,606.19      60.54                             0.250    0.017           0.358
8005005         1-Jan-30       $ 319,035.31      80.00                             0.250    0.017           0.000
8005595         1-Jan-30       $ 459,364.78      69.17                             0.250    0.017           0.108
8005730         1-Jan-30       $ 873,908.49      70.00                             0.250    0.017           0.608
8005926         1-Feb-30       $ 419,782.26      80.00                             0.250    0.017           1.483
8006483         1-Jan-30       $ 334,337.68      90.00                  01         0.250    0.017           0.108
8006517         1-Jan-30       $ 399,474.91      87.72                  01         0.250    0.017           0.358
8006719         1-Feb-30       $ 350,776.18      76.97                             0.250    0.017           0.483
8009282         1-Feb-30       $ 485,274.17      80.00                             0.250    0.017           0.233
8012417         1-Jan-30        $ 91,862.28      69.37                             0.250    0.017           0.483
8012918         1-Jan-30       $ 200,356.10      74.99                             0.250    0.017           0.733
8013126         1-Jan-30       $ 408,277.94      75.00                             0.250    0.017           0.983
8013226         1-Jan-20       $ 277,311.85      74.53                             0.250    0.017           0.483
8014303         1-Feb-30       $ 599,654.80      80.00                             0.250    0.017           0.983
8015137         1-Jan-30       $ 303,957.98      90.00                  11         0.250    0.017           0.000
8016030         1-Jan-30       $ 295,580.83      80.00                             0.250    0.017           0.000
8016171         1-Feb-30       $ 352,475.09      80.00                             0.250    0.017           0.483
8018906         1-Jan-30       $ 296,685.75      80.00                             0.250    0.017           0.108
8019704         1-Feb-30       $ 439,712.18      80.00                             0.250    0.017           0.358
8019966         1-Feb-30       $ 497,139.93      80.00                             0.250    0.017           0.000
8020011         1-Feb-30       $ 199,884.93      76.92                             0.250    0.017           0.983
8020599         1-Jan-30       $ 359,539.30      90.00                  33         0.250    0.017           0.483
8021090         1-Jan-30       $ 105,864.36      73.10                             0.250    0.017           0.483
8021553         1-Feb-30       $ 271,009.43      85.00                  01         0.250    0.017           1.483
8021564         1-Jan-30        $ 80,696.61      80.00                             0.250    0.017           0.483
8022237         1-Jan-30       $ 371,511.67      76.07                             0.250    0.017           0.358
8023275         1-Jan-30       $ 338,135.72      80.00                             0.250    0.017           0.483
8023439         1-Jan-30       $ 451,421.56      80.00                             0.250    0.017           0.483
8023618         1-Feb-30       $ 547,659.38      80.00                             0.250    0.017           0.608
8023686         1-Jan-30       $ 305,646.62      90.00                  06         0.250    0.017           0.983
8024367         1-Feb-30       $ 337,320.40      90.00                  01         0.250    0.017           1.358
8024553         1-Jan-30       $ 333,949.75      80.00                             0.250    0.017           0.233
8025799         1-Jan-30       $ 260,648.57      90.00                  17         0.250    0.017           0.233
8026138         1-Jan-30       $ 260,648.57      90.00                  13         0.250    0.017           0.233
8026244         1-Feb-30       $ 389,769.75      60.00                             0.250    0.017           0.858
8026270         1-Jan-30       $ 369,538.44      64.91                             0.250    0.017           0.608
8026469         1-Jan-30       $ 264,520.98      75.00                             0.250    0.017           0.733
8026683         1-Feb-30       $ 291,823.10      80.00                             0.250    0.017           0.733
8029041         1-Feb-30       $ 362,786.41      78.07                             0.250    0.017           0.233
8029792         1-Feb-30       $ 287,816.35      80.00                             0.250    0.017           0.483
8030233         1-Feb-30       $ 449,690.32      75.63                             0.250    0.017           0.108
8031771         1-Jan-30       $ 362,500.39      80.00                             0.250    0.017           0.733
8032940         1-Feb-30       $ 267,737.70      94.83                  06         0.250    0.017           0.733
8033189         1-Jan-30       $ 306,617.03      66.02                             0.250    0.017           0.608
8034318         1-Mar-30       $ 292,000.00      80.00                             0.250    0.017           0.858
8034382         1-Feb-30       $ 334,163.99      80.00                             0.250    0.017           0.000
8034877         1-Feb-30       $ 349,782.46      53.85                             0.250    0.017           0.608
8035809         1-Feb-30       $ 223,877.65      80.00                             0.250    0.017           1.233
8036041         1-Feb-30       $ 284,822.85      67.06                             0.250    0.017           0.608
8036062         1-Feb-30       $ 499,726.89      79.37                             0.250    0.017           1.233
8036427         1-Mar-30       $ 480,000.00      80.00                             0.250    0.017           1.108
8037503         1-Feb-30       $ 119,930.96      51.06                             0.250    0.017           0.983
8037638         1-Feb-30       $ 397,246.52      75.00                             0.250    0.017           0.483
8039524         1-Feb-30       $ 297,814.77      36.34                             0.250    0.017           0.608
8040054         1-Feb-30       $ 303,738.28      79.99                             0.250    0.017           1.358
8041465         1-Feb-30       $ 475,704.14      80.00                             0.250    0.017           0.608
8043611         1-Feb-30        $ 99,942.47      66.89                             0.250    0.017           0.983
8044236         1-Mar-30       $ 344,677.00      90.00                  33         0.250    0.017           0.733
8045852         1-Feb-30       $ 399,757.68      89.29                  01         0.250    0.017           0.733
8047381         1-Feb-30       $ 358,913.83      90.00                  33         0.250    0.017           1.483
8047637         1-Feb-30       $ 330,344.54      80.00                             0.250    0.017           0.608
8048338         1-Mar-30       $ 302,000.00      88.30                  01         0.250    0.017           0.483
8048551         1-Mar-30       $ 610,000.00      75.78                             0.250    0.017           1.108
8048596         1-Mar-30       $ 379,600.00      80.00                             0.250    0.017           0.983
8048964         1-Mar-30       $ 410,000.00      77.36                             0.250    0.017           0.000
8049986         1-Feb-30       $ 276,507.39      70.00                             0.250    0.017           0.733
8052850         1-Mar-30       $ 460,000.00      51.11                             0.250    0.017           0.858
8055156         1-Feb-30       $ 263,852.00      80.00                             0.250    0.017           1.108
8057860         1-Mar-30       $ 504,000.00      80.00                             0.250    0.017           0.983
8059822         1-Feb-30       $ 138,626.19      95.00                  33         0.250    0.017           1.358
8061470         1-Mar-30       $ 336,000.00      80.00                             0.250    0.017           0.983
8065961         1-Mar-30       $ 150,000.00      50.00                             0.250    0.017           0.483

                           $ 211,228,348.81


COUNT:                                    605
WAC:                              8.186431155
WAM:                              357.3926393
WALTV:                            75.33661883

                              EXHIBIT F-3


        [Schedule of Mortgage Loans Serviced by Other Servicers]


NASCOR
NMI / 2000-02  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS

(i)       (ii)                                       (iii)     (iv)      (v)       (vi)       (vii)     (viii)     (ix)
--------  ---------------------------  -----  -----  --------  --------  --------  ---------  --------  ---------  ----------------
                                                                         NET                                       CUT-OFF
MORTGAGE                                                       MORTGAGE  MORTGAGE  CURRENT    ORIGINAL  SCHEDULED  DATE
LOAN                                          ZIP    PROPERTY  INTEREST  INTEREST  MONTHLY    TERM TO   MATURITY   PRINCIPAL
NUMBER    CITY                         STATE  CODE   TYPE      RATE      RATE      PAYMENT    MATURITY  DATE       BALANCE
--------  ---------------------------  -----  -----  --------  --------  --------  ---------  --------  ---------  ----------------
4963164   LAUREL                       MD     20723  SFD          6.875     6.608  $1,271.82       360  1-Dec-28   $     191,059.89
4992977   BELLEVUE                     NE     68123  SFD          8.000     7.500  $2,619.54       360  1-Jan-30   $     355,967.49
5062196   TULSA                        OK     74114  SFD          7.875     7.500  $8,286.77       240  1-Dec-19   $     994,793.17
5109447   GROVE CITY                   OH     43123  SFD          8.375     7.500  $2,303.78       360  1-Nov-29   $     302,141.12
5110366   ABITA SPRINGS                LA     70420  SFD          8.125     7.500  $3,192.74       360  1-Dec-29   $     429,150.43
5119675   BOYNTON BEACH                FL     33437  SFD          7.875     7.500    $840.00       307  1-Oct-23   $     107,896.69
5119682   TULSA                        OK     74137  SFD          7.875     7.500    $827.92       360  1-Sep-27   $     107,329.21
5119691   CORONA                       CA     91719  SFD          8.500     7.500  $1,277.66       360  1-Dec-27   $     155,903.45
5119698   NORTHRIDGEAREA               CA     91234  LCO          8.125     7.500  $1,653.51       360  1-Mar-28   $     206,501.88
5121856   WESTWOOD                     NJ     07675  SFD          8.000     7.500  $2,384.73       360  1-May-29   $     321,797.74
5121867   HUNTSVILLE                   AL     35801  SFD          7.625     7.358  $1,154.01       300  1-Mar-24   $     140,100.04
5123742   OAKLAND TWP                  MI     48363  SFD          8.000     7.500  $3,522.07       360  1-Dec-29   $     479,027.33
5124143   FOLSOM                       LA     70437  SFD          8.000     7.500  $2,758.95       360  1-Jan-30   $     375,355.80
5125742   SEATTLE                      WA     98118  SFD          8.250     7.500  $1,923.24       360  1-Oct-29   $     255,172.50
5125840   WOODBINE                     MD     21794  SFD          8.875     7.500  $6,492.46       360  1-Oct-29   $     813,678.62
5125857   EDISON                       NJ     08820  SFD          8.750     7.500  $1,298.05       360  1-Sep-29   $     164,419.97
5133570   HONOR                        MI     49640  SFD          8.500     7.500  $2,306.75       360  1-Jan-30   $     299,635.10
5134432   LITTLE ROCK                  AR     72212  SFD          8.000     7.500  $1,986.67       360  1-Dec-29   $     270,201.35
5136373   MIMOU                        LA     70554  SFD          8.125     7.500  $1,971.33       360  1-Feb-30   $     265,326.33
5139218   PLEASANT VIEW                UT     84414  SFD          8.375     7.500  $3,583.74       360  1-Jan-30   $     470,904.78
5142276   RANCHO CUCAMONGA             CA     91701  SFD          8.875     7.500  $2,219.85       360  1-Dec-29   $     278,527.29
5142288   POTOMAC                      MD     20854  SFD          7.750     7.483  $3,037.51       240  1-Nov-19   $     367,383.08
5142297   RIDGEFIELD                   CT     06877  SFD          8.250     7.500  $4,267.19       360  1-Dec-29   $     566,905.94
5142303   FT LAUDERDALE                FL     33308  SFD          8.000     7.500  $2,653.29       360  1-Nov-29   $     360,034.79
5142348   FRANKLIN                     TN     37064  SFD          7.500     7.233  $1,817.96       360  1-Nov-29   $     259,220.89
5142355   HUNTINGTON STATTION          NY     11746  SFD          8.625     7.500  $2,333.37       360  1-Nov-29   $     299,283.84
5142372   AURORA                       IL     60504  SFD          7.875     7.500  $1,957.69       360  1-Dec-29   $     269,142.70
5142436   TULSO                        OK     74137  SFD          8.125     7.500  $2,280.95       360  1-Dec-29   $     306,593.06
5142485   DIX HILLS                    NY     11747  SFD          8.250     7.500  $2,096.03       360  1-Dec-29   $     278,462.61
5142499   LAKE BLUFF                   IL     60044  SFD          8.250     7.500  $4,789.33       360  1-Dec-29   $     636,272.04
5142505   ABILENE                      TX     79602  SFD          7.875     7.500  $2,283.97       360  1-Dec-29   $     314,345.37
5142514   WESTBOROUGH                  MA     01581  SFD          7.500     7.233  $2,180.99       360  1-Dec-29   $     311,221.18
5142517   LAWRENCE TOWNSHIP            NJ     08648  SFD          8.375     7.500  $2,455.04       360  1-Nov-29   $     322,188.52
5144302   BLOOMSBURG                   PA     17815  SFD          7.250     6.983  $2,203.43       360  1-Jan-30   $     322,494.54
5145221   MCLEAN                       VA     22101  SFD          8.000     7.500  $2,100.77       360  1-Dec-29   $     285,719.85
5145223   CHANTILLY                    VA     20151  SFD          7.625     7.358  $2,128.98       360  1-Nov-29   $     299,889.28
5145232   ROCKVILLE                    MD     20852  SFD          8.000     7.500  $2,524.16       360  1-Oct-29   $     342,830.39
5145234   RESTON                       VA     20194  SFD          7.250     6.983  $1,877.35       360  1-Dec-29   $     274,552.05
5145240   GARDEN CITY                  NY     11530  SFD          8.375     7.500  $2,622.25       360  1-Dec-29   $     344,352.19
5145241   HO HO KUS                    NJ     07423  SFD          8.375     7.500  $4,940.47       360  1-Oct-29   $     647,951.55
5145253   FAIRFAX                      VA     22030  SFD          7.875     7.500  $2,024.39       360  1-Oct-29   $     278,226.60
5145257   ALEXANDRIA                   VA     22312  SFD          7.750     7.483  $1,805.36       360  1-Dec-29   $     251,462.97
5145259   SAN FRANCISCO                CA     94107  SFD          7.625     7.358  $3,185.08       360  1-Dec-29   $     449,016.67
5145268   OAKLAND                      CA     94619  SFD          7.875     7.500  $2,494.24       360  1-Nov-29   $     343,043.68
5145273   MILL VALLEY                  CA     94941  SFD          7.875     7.500  $3,973.39       360  1-Dec-29   $     546,861.14
5145274   RICHMOND                     VA     23233  SFD          7.875     7.500  $3,262.82       360  1-Dec-29   $     449,064.81
5145275   POTOMAC                      MD     20854  SFD          7.750     7.483  $2,258.71       360  1-Nov-29   $     314,381.23
5145281   SMYRNA                       GA     30082  SFD          7.750     7.483  $1,898.86       360  1-Dec-29   $     264,485.13
5145283   BOXBOROUGH                   MA     01719  SFD          8.500     7.500  $2,743.49       360  1-Nov-29   $     355,277.18
5145284   WIRTZ                        VA     24184  SFD          8.250     7.500  $2,967.51       360  1-Dec-29   $     394,239.14
5145285   POTOMAC                      MD     20854  SFD          8.050     7.483  $1,923.49       360  1-Dec-29   $     260,376.64
5145292   ARLINGTON                    VA     22207  SFD          7.375     7.108  $1,864.83       360  1-Dec-29   $     269,379.83
5145294   WILMETTE                     IL     60091  SFD          8.125     7.500  $3,898.12       360  1-Dec-29   $     523,655.00
5145300   REHOBOTH                     MA     02769  SFD          8.250     7.500  $2,554.31       360  1-Nov-29   $     339,123.78
5145301   BEL AIR                      MD     21015  SFD          7.800     6.983  $1,979.64       360  1-Dec-29   $     274,419.82
5145307   CROWNSVILLE                  MD     21032  SFD          8.250     7.500  $2,629.44       360  1-Dec-29   $     349,325.82
5145308   OAKTON                       VA     22124  SFD          7.750     7.483  $2,468.05       360  1-Dec-29   $     343,765.82
5145309   HIGHLAND PARK                IL     60035  SFD          8.250     7.500  $7,512.67       360  1-Nov-29   $     997,422.90
5145314   GLEN ROCK                    NJ     07452  SFD          8.000     7.500  $2,348.05       360  1-Jan-30   $     319,569.13
5145315   WESTPORT                     CT     06880  SFD          7.250     6.983  $6,821.77       360  1-Dec-29   $     997,645.52
5145322   STAMFORD                     CT     06903  SFD          8.375     7.500  $2,736.27       360  1-Jan-30   $     359,550.90
5145324   RALEIGH                      NC     27615  SFD          7.750     7.483  $2,493.12       360  1-Dec-29   $     347,258.37
5145329   BETHESDA                     MD     20814  SFD          8.250     7.500  $2,956.24       360  1-Nov-29   $     392,485.89
5145330   MANTOLOKING                  NJ     08738  SFD          8.125     7.500  $2,923.59       360  1-Dec-29   $     392,972.04
5145334   HINSDALE                     IL     60521  SFD          7.875     7.500  $3,924.08       360  1-Dec-29   $     540,075.29
5145335   FALLSTON                     MD     21047  SFD          8.000     7.500  $2,054.55       360  1-Dec-29   $     279,432.58
5145341   RINGOES                      NJ     08551  SFD          8.125     7.500  $2,294.32       360  1-Jan-30   $     308,594.37
5145342   FAIRFIELD                    CT     06430  SFD          7.500     7.233  $2,538.15       360  1-Dec-29   $     362,186.74
5145345   WESTBURY                     NY     11590  SFD          8.000     7.500  $1,944.48       360  1-Dec-29   $     264,463.00
5145348   ARLINGTON                    VA     22207  SFD          8.000     7.500  $3,668.83       360  1-Nov-29   $     498,644.54
5145349   EDISON                       NJ     08820  SFD          8.125     7.500  $2,071.57       360  1-Dec-29   $     278,448.76
5145351   ROUNG HILL                   VA     20141  SFD          8.175     7.500  $2,490.90       360  1-Dec-29   $     333,044.90
5145352   GAITHERSBURG                 MD     20878  SFD          7.875     7.500  $2,784.27       360  1-Nov-29   $     382,932.47
5145353   CHARLOTTE                    NC     28277  SFD          8.550     7.500  $2,495.05       360  1-Dec-29   $     322,408.01
5145357   BRONXVILLE                   NY     10708  SFD          8.000     7.500  $3,580.78       360  1-Nov-29   $     486,179.96
5145364   RUTHERFORD                   NJ     07070  SFD          8.125     7.500  $2,138.40       360  1-Dec-29   $     287,430.96
5145369   ROCKVILLE                    MD     20850  SFD          7.875     7.500  $1,957.69       360  1-Nov-29   $     269,249.40
5145375   GREENBROOK                   NJ     08812  SFD          7.500     7.233  $2,796.86       360  1-Dec-29   $     398,952.90
5145376   WASHINGTON TOWNSHIP          NJ     07675  LCO          8.250     7.500  $2,102.80       360  1-Dec-29   $     279,360.85
5145380   SOUTH RIDING                 VA     20152  SFD          8.050     7.233  $2,157.20       360  1-Nov-29   $     291,814.77
5145382   LOS ALTOS                    CA     94024  SFD          8.000     7.500  $4,006.36       360  1-Nov-29   $     544,519.84
5145383   COCKEYSVILLE                 MD     21030  SFD          8.000     7.500  $4,769.47       360  1-Dec-29   $     648,682.85
5145384   ALEXANDRIA                   VA     22301  SFD          7.500     7.233  $1,979.48       360  1-Nov-29   $     282,251.67
5145385   OAKLAND                      CA     94610  SFD          8.000     7.500  $3,263.79       360  1-Dec-29   $     443,589.29
5145387   MILTON                       MA     02186  SFD          8.250     7.500  $3,005.07       360  1-Nov-29   $     398,969.15
5145391   CROTON ON HUDSON             NY     10520  SFD          8.375     7.500  $2,413.99       360  1-Oct-29   $     316,353.00
5145393   SAN RAMON                    CA     94583  SFD          7.875     7.500  $2,566.75       360  1-Nov-29   $     353,015.88
5145395   GREENWICH                    CT     06830  SFD          8.125     7.500  $4,276.79       360  1-Dec-29   $     574,861.96
5145397   DUBLIN                       CA     94568  SFD          8.000     7.500  $2,399.42       360  1-Nov-29   $     323,687.05
5145401   WYNNEWOOD                    PA     19096  SFD          8.000     7.500  $3,257.92       360  1-Nov-29   $     442,796.34
5145402   ATLANTA                      GA     30306  SFD          7.875     7.500  $2,610.25       360  1-Nov-29   $     358,219.14
5145406   ROXBURY TOWNSHIP             NJ     07876  SFD          7.750     7.483  $2,178.61       360  1-Oct-29   $     303,012.89
5145411   RIVERSIDE                    CT     06878  SFD          8.375     7.500  $3,549.54       360  1-Nov-29   $     465,826.72
5145412   ROANOKE                      VA     24018  SFD          8.000     7.500  $1,937.14       360  1-Nov-29   $     263,224.40
5145414   ANTIOCH                      CA     94509  SFD          7.875     7.500  $2,455.82       360  1-Dec-29   $     337,996.10
5145418   ASHBURN                      VA     20147  SFD          8.650     7.500  $2,815.41       360  1-Dec-29   $     360,509.04
5145419   MILLBURN                     NJ     07041  SFD          7.875     7.500  $3,299.07       360  1-Nov-29   $     453,724.43
5145422   HOLMDEL                      NJ     07733  LCO          8.125     7.500  $3,237.29       360  1-Dec-29   $     435,138.57
5145424   HINGHAM                      MA     02043  SFD          8.000     7.500  $1,877.71       360  1-Nov-29   $     255,206.26
5145426   WASHINGTON                   DC     20015  SFD          8.000     7.500  $1,949.07       360  1-Nov-29   $     264,904.89
5145428   BRINKLOW                     MD     20862  SFD          7.125     6.858  $3,551.84       360  1-Jul-29   $     523,756.36
5145429   GREAT FALLS                  VA     22066  SFD          8.000     7.500  $2,494.80       360  1-Nov-29   $     339,078.30
5145430   OLNEY                        MD     20832  SFD          7.875     7.500  $2,283.97       360  1-Nov-29   $     314,124.29
5145433   DARIEN                       IL     60561  SFD          8.125     7.500  $2,735.36       360  1-Dec-29   $     367,672.13
5145436   GLEN ALLEN                   VA     23059  SFD          8.000     7.500  $2,641.56       360  1-Nov-29   $     359,024.06
5145437   UPPER PROVIDENCE             PA     19426  SFD          7.875     7.500  $2,030.20       360  1-Nov-29   $     279,221.58
5145440   ALDIE                        VA     20105  SFD          8.000     7.500  $2,201.30       360  1-Dec-29   $     298,871.32
5145446   ALEXANDRIA                   VA     22301  SFD          8.125     7.500  $2,137.65       360  1-Nov-29   $     287,139.00
5145451   MADISON                      NJ     07940  SFD          8.125     7.500  $2,116.12       360  1-Nov-29   $     284,246.66
5145453   GIBSON ISLAND                MD     21056  SFD          7.875     7.500  $4,024.14       360  1-Nov-29   $     553,457.09
5145455   RYE                          NY     10580  SFD          8.250     7.500  $3,041.13       360  1-Dec-29   $     404,020.28
5145458   OAKLAND                      NJ     07236  SFD          8.125     7.500  $1,894.86       360  1-Nov-29   $     254,525.42
5145459   ANTIOCH                      CA     94509  SFD          7.875     7.500  $2,567.84       360  1-Nov-29   $     353,165.44
5145462   ARMONK T O NORTH CASTLE      NY     10504  SFD          8.250     7.500  $2,629.44       360  1-Dec-29   $     349,325.82
5145463   BETHESDA                     MD     20814  SFD          8.125     7.500  $1,841.40       360  1-Dec-29   $     247,510.00
5145468   NEW YORK                     NY     10128  HCO          7.250     6.983  $4,229.50       360  1-Dec-29   $     618,540.21
5145469   NAPERVILLE                   IL     60564  SFD          8.000     7.500  $2,411.89       360  1-Nov-29   $     327,769.06
5145471   YORKTOWN                     VA     23693  SFD          7.375     7.108  $1,765.03       360  1-Dec-29   $     254,963.02
5145476   BROOKLINE                    MA     02245  SFD          7.500     7.233  $5,908.37       360  1-Nov-29   $     842,467.91
5145482   MINEOLA                      NY     11501  SFD          8.550     7.500  $2,105.73       360  1-Dec-29   $     272,106.14
5145486   RIVER EDGE                   NJ     07661  SFD          8.125     7.500  $1,945.35       360  1-Dec-29   $     261,482.34
5145488   NEEDHAM                      MA     02492  SFD          8.250     7.500  $2,441.62       360  1-Nov-29   $     324,162.44
5145517   WASHINGTON                   DC     20009  LCO          8.250     7.500  $2,178.68       360  1-Dec-29   $     289,441.39
5145528   SAN JOSE                     CA     95125  SFD          7.625     7.358  $2,853.83       360  1-Dec-29   $     402,318.94
5145547   SOUTH BOSTON                 MA     02127  SFD          8.250     7.500  $2,760.91       360  1-Dec-29   $     366,792.11
5145551   ATLANTA                      GA     30341  SFD          8.000     7.500  $2,289.35       360  1-Dec-29   $     311,367.75
5145554   REDDING                      CT     06896  SFD          8.000     7.500  $2,201.30       360  1-Dec-29   $     299,392.07
5145574   OLNEY                        MD     20832  SFD          8.300     7.500  $2,560.61       360  1-Dec-29   $     338,603.16
5145582   SILVER  SPRING               MD     20905  SFD          7.500     7.233  $2,580.11       360  1-Dec-29   $     368,173.28
5145588   BLUE BELL                    PA     19422  SFD          8.250     7.500  $2,163.65       360  1-Nov-29   $     287,257.80
5145596   CLIFTON                      VA     22024  SFD          8.250     7.500  $2,193.70       360  1-Dec-29   $     291,437.55
5145600   ATLANTA                      GA     30331  SFD          7.875     7.500  $2,178.84       360  1-Nov-29   $     299,664.58
5145606   BOXBOROUGH                   MA     01719  SFD          7.875     7.500  $2,894.48       360  1-Nov-29   $     398,090.22
5145609   HILLSBOROUGH                 NJ     08502  SFD          8.000     7.500  $2,130.49       360  1-Nov-29   $     289,562.88
5145612   GRASONVILLE                  MD     21638  SFD          7.750     7.483  $3,735.38       360  1-Nov-29   $     519,913.66
5145614   RIDGEWOOD                    NJ     07450  SFD          8.000     7.500  $1,995.26       360  1-Nov-29   $     271,182.83
5145625   WASHINGTON                   DC     20015  SFD          7.625     7.358  $3,085.99       360  1-Dec-29   $     435,047.25
5145630   VIENNA                       VA     22181  SFD          7.750     7.483  $2,321.18       360  1-Dec-29   $     322,826.22
5145637   PULASKI                      VA     24301  SFD          8.125     7.500  $2,138.40       360  1-Nov-29   $     287,238.71
5145647   HOWELL TOWNSHIP              NJ     07728  SFD          8.125     7.500  $2,316.60       360  1-Nov-29   $     310,077.89
5145655   SAN FRANCISCO                CA     94080  SFD          7.750     7.483  $3,331.32       360  1-Nov-29   $     463,674.44
5145659   SANTA ROSA                   CA     95409  SFD          8.250     7.500  $2,839.79       360  1-Nov-29   $     377,025.84
5145664   N ARLINGTON                  VA     22201  SFD          7.250     6.983  $2,737.24       360  1-Dec-29   $     400,305.26
5145669   PT PLEASANT BEACH            NJ     08742  SFD          8.250     7.500  $3,065.17       360  1-Nov-29   $     406,948.54
5145673   ANNANDALE                    VA     22003  SFD          8.125     7.500  $2,153.25       360  1-Nov-29   $     289,233.42
5145675   WANTAGH                      NY     11793  SFD          7.750     7.483  $1,862.68       360  1-Dec-29   $     259,445.90
5145682   POTOMAC                      MD     20854  SFD          7.875     7.500  $3,596.35       360  1-Dec-29   $     494,969.22
5145683   COLUMBIA                     MD     21044  SFD          8.250     7.500  $2,095.29       360  1-Nov-29   $     278,181.21
5145691   KINNELON                     NJ     07405  SFD          8.250     7.500  $2,614.41       360  1-Nov-29   $     346,801.12
5145694   ANNANDALE                    VA     22003  SFD          7.500     7.233  $2,111.63       360  1-Dec-29   $     299,793.11
5145696   QUEENSTOWN                   MD     21658  SFD          7.875     7.500  $3,323.72       360  1-Dec-29   $     457,281.76
5145706   RIVER FOREST                 IL     60305  SFD          8.125     7.500  $4,826.24       360  1-Nov-29   $     648,281.85
5145708   STAMFORD                     CT     06903  SFD          8.250     7.500  $2,253.80       360  1-Nov-29   $     299,226.87
5145712   SEABROOK ISLAND              SC     29455  SFD          7.500     7.233  $6,992.15       360  1-Nov-29   $     997,003.45
5145943   BUFFALO GROVE                IL     60089  SFD          8.125     7.500  $2,051.71       360  1-Nov-29   $     261,905.02
5150711   SAN MARTIN                   CA     95046  SFD          8.125     7.500  $4,826.24       360  1-Jan-30   $     649,146.72
5150716   NOVATO                       CA     94947  SFD          8.250     7.500  $2,277.85       360  1-Jan-30   $     302,689.82
5150726   LA QUINTA                    CA     92553  SFD          8.000     7.500  $2,398.68       360  1-Jan-30   $     326,459.84
5150727   SARATOGA                     CA     95070  LCO          8.000     7.500  $2,171.95       360  1-Jan-30   $     295,601.44
5150728   CANYON LAKE                  CA     92587  SFD          7.750     7.483  $2,005.96       360  1-Jan-30   $     279,603.47
5150733   CHULA VISTA                  CA     91910  SFD          9.375     7.500  $1,308.35       360  1-Jan-30   $     157,140.50
5150735   SAN JOSE                     CA     95132  SFD          8.750     7.500  $2,108.36       360  1-Jan-30   $     267,690.49
5150736   VICTORVILLE                  CA     92392  SFD          8.375     7.500    $167.22       360  1-Jan-30   $      21,972.55
5150739   PLEASANTON                   CA     94566  SFD          7.625     7.358  $2,456.05       360  1-Jan-30   $     346,496.10
5150742   CUPERTINO                    CA     95014  SFD          9.250     7.500  $3,685.59       360  1-Jan-30   $     447,533.69
5150744   CHANDLER                     AZ     85225  SFD          8.250     7.500    $870.87       360  1-Jan-30   $     115,771.65
5150746   SAN JOSE                     CA     95124  SFD          8.000     7.500  $2,311.36       360  1-Jan-30   $     314,575.87
5150752   LA HABRA                     CA     90631  SFD          8.250     7.500  $1,544.61       360  1-Jan-30   $     205,336.88
5150754   SAN LEANDRO                  CA     94579  SFD          8.500     7.500  $1,660.86       360  1-Jan-30   $     215,486.48
5150757   GREENSBORO                   NC     27410  SFD          8.875     7.500  $1,700.70       360  1-Jan-30   $     213,509.43
5150761   HOLLISTER                    CA     95023  SFD          7.500     7.233  $2,545.15       360  1-Jan-30   $     363,458.01
5150762   SUNNYVALE                    CA     94086  SFD          8.000     7.500  $3,081.82       360  1-Jan-30   $     419,434.48
5150765   FREMONT                      CA     94539  SFD          9.375     7.500  $2,908.22       360  1-Jan-30   $     349,295.46
5150766   PEBBLE BEACH                 CA     93953  SFD          8.250     7.500  $3,005.07       360  1-Jan-30   $     399,488.11
5150771   CLINTON                      UT     84015  SFD          8.500     7.500    $799.68       360  1-Jan-30   $     103,873.53
5150775   OAK PARK                     CA     91377  LCO          8.625     7.500  $1,166.69       360  1-Jan-30   $     149,822.24
5150778   LA CANADA FLINTRIDGE         CA     91011  SFD          7.500     7.233  $2,097.65       360  1-Jan-30   $     299,553.31
5150781   LOS ANGELES                  CA     90049  SFD          8.250     7.500  $2,975.02       360  1-Jan-30   $     395,243.05
5150802   HUNTINGTON BEACH             CA     92648  LCO          8.500     7.500  $1,076.48       360  1-Jan-30   $     139,381.15
5150821   CARDIFF BY THE SEA           CA     92007  SFD          7.875     7.500  $2,233.22       360  1-Jan-30   $     306,972.70
5150841   MONROVIA                     CA     91016  SFD          7.500     7.233  $3,272.33       360  1-Jan-30   $     467,303.17
5150846   RNCHO PALOS VERDES           CA     90275  SFD          7.750     7.483  $3,044.76       360  1-Jan-30   $     424,398.12
5150860   HEALDSBURG                   CA     95448  SFD          8.250     7.500  $1,141.93       360  1-Jan-30   $     151,805.47
5151273   FREMONT                      CA     94539  SFD          9.375     7.500  $2,578.43       360  1-Jan-30   $     309,685.67
5151279   RENTON                       WA     98059  SFD          8.750     7.500  $3,618.83       360  1-Jan-30   $     459,468.75
5151282   PALO ALTO                    CA     94301  LCO          8.875     7.500  $2,705.20       360  1-Jan-30   $     339,617.35
5151292   RANCHO CUCAMONGA             CA     91701  SFD          7.750     7.483  $1,948.65       360  1-Jan-30   $     271,614.80
5151294   CULVER CITY                  CA     90230  LCO          8.000     7.500    $585.55       360  1-Jan-30   $      79,692.54
5151409   COTO DE CAZA                 CA     92679  SFD          7.375     7.108  $2,603.85       360  1-Jan-30   $     376,424.50
5151414   TORRANCE                     CA     90505  SFD          8.750     7.500  $1,746.48       360  1-Jan-30   $     221,743.61
5151418   SAN DIEGO                    CA     92130  LCO          8.625     7.500  $2,037.81       360  1-Jan-30   $     261,689.52
5151423   SAN DIEGO                    CA     92106  SFD          7.750     7.483  $2,321.18       360  1-Jan-30   $     323,541.16
5151426   LAKE FOREST                  CA     92630  SFD          8.125     7.500  $2,257.20       360  1-Jan-30   $     302,594.15
5151429   BELL CANYON                  CA     91307  SFD          7.875     7.500  $3,487.95       360  1-Jan-30   $     480,385.71
5151434   NEWPORT BEACH                CA     92660  SFD          8.000     7.500  $7,337.65       360  1-Jan-30   $     998,653.56
5151465   UNION CITY                   CA     94587  SFD          8.125     7.500  $2,108.70       360  1-Jan-30   $     283,627.18
5151481   LOS ANGELES                  CA     90024  SFD          7.875     7.500  $2,537.75       360  1-Jan-30   $     349,516.42
5151489   GRASS VALLEY                 CA     95945  SFD          8.500     7.500    $861.19       360  1-Jan-30   $     111,863.80
5151492   BEN LOMOND                   CA     95005  SFD          8.000     7.500  $1,929.81       360  1-Jan-30   $     262,595.53
5154783   CHANTILLY                    VA     20151  SFD          8.125     7.500  $2,627.70       360  1-Jan-30   $     353,421.68
5155360   RAMSEY                       NJ     07446  LCO          8.250     7.500  $1,244.10       360  1-Jan-30   $     165,388.07
5155382   LITTLETON                    CO     80123  SFD          7.875     7.500  $2,175.21       360  1-Jan-30   $     299,585.73
5155386   LEWISILLE                    TX     75250  SFD          7.875     7.500  $2,321.31       360  1-Jan-30   $     319,707.90
5155392   WINNETKA                     IL     60093  SFD          8.125     7.500  $4,826.24       360  1-Jan-30   $     649,146.72
5155393   PLANO                        TX     75093  SFD          7.375     7.108  $3,149.48       360  1-Jan-30   $     455,145.47
5155402   KESWICK                      VA     22947  SFD          7.500     7.233  $2,097.65       360  1-Jan-30   $     299,553.31
5155405   ATLANTA                      GA     30342  SFD          8.000     7.500  $2,582.86       360  1-Jan-30   $     351,526.04
5155412   LOS ALAMITOS                 CA     90720  SFD          7.875     7.500  $3,161.31       360  1-Dec-29   $     435,093.90
5155417   SANTA CLARITA                CA     91351  LCO          8.250     7.500  $1,690.35       360  1-Dec-29   $     224,566.62
5155430   INDIANAPOLIS                 IN     46256  SFD          8.125     7.500  $4,825.87       360  1-Jan-30   $     649,096.78
5155434   ST CHARLES                   IL     60174  SFD          8.250     7.500  $2,625.68       360  1-Jan-30   $     349,052.73
5155438   WEST PALM BEACH              FL     33412  SFD          8.125     7.500  $2,897.23       360  1-Dec-29   $     389,429.05
5155549   TITUSVILLE                   NJ     08560  SFD          8.500     7.500  $4,075.25       360  1-Jan-30   $     529,236.66
5155554   VESTAVIA HILLS               AL     35242  SFD          7.875     7.500  $2,215.82       360  1-Jan-30   $     305,177.98
5155555   LEANDER                      TX     78641  SFD          7.875     7.500  $4,118.40       360  1-Jan-30   $     567,215.63
5155562   COLUMBUS                     OH     43220  SFD          8.000     7.500  $2,421.43       360  1-Jan-30   $     329,555.66
5155563   HIGHLAND PARK                IL     60035  SFD          8.125     7.500  $2,227.50       360  1-Jan-30   $     299,505.49
5155571   OWINGS                       MD     20736  PUD          7.625     7.358  $2,390.93       360  1-Jan-30   $     337,309.46
5155572   HAMILTON                     OH     45011  SFD          8.250     7.500  $2,638.08       360  1-Jan-30   $     350,700.62
5155579   RIVIERA BEACH                FL     33404  HCO          7.875     7.500  $2,204.21       360  1-Jan-30   $     303,061.93
5155580   BARRINGTON HILLS             IL     60010  SFD          8.375     7.500  $2,888.27       360  1-Jan-30   $     379,525.98
5155586   TUCSON                       AZ     85745  SFD          8.375     7.500  $2,660.25       360  1-Jan-30   $     349,429.46
5155587   DEXTER                       MI     48130  SFD          8.000     7.500  $2,357.59       360  1-Jan-30   $     320,867.38
5155603   STONEHAM                     MA     02180  SFD          8.000     7.500  $1,907.79       360  1-Jan-30   $     259,549.25
5155604   BROOMFIELD                   CO     80020  SFD          8.000     7.500  $1,885.77       360  1-Jan-30   $     256,653.97
5155630   PARKER                       TX     75002  SFD          7.875     7.500  $2,537.75       360  1-Jan-30   $     349,516.67
5155646   MARSHFIELD                   MA     02050  SFD          7.875     7.500  $2,088.20       360  1-Jan-30   $     287,602.30
5155673   ROCKVILLE                    MD     20854  SFD          8.250     7.500  $1,974.33       360  1-Jan-30   $     262,463.69
5155704   SIMPSONVILLE                 SC     29681  SFD          7.875     7.500  $2,088.20       360  1-Jan-30   $     287,602.30
5155722   DES PLAINES                  IL     60018  SFD          7.875     7.500  $2,029.47       360  1-Jan-30   $     279,513.48
5155735   ARLINGTON                    VA     22209  PUD          8.000     7.500  $2,876.36       360  1-Jan-30   $     391,472.19
5155746   FAIRFAX STATION              VA     22039  SFD          7.750     7.483  $2,062.56       360  1-Jan-30   $     287,492.27
5155749   ARVADA                       CO     80007  SFD          7.750     7.483  $1,885.60       360  1-Jan-30   $     262,827.26
5155765   SCOTTSDALE                   AZ     85250  SFD          8.125     7.500  $2,316.60       360  1-Jan-30   $     311,590.42
5155779   SIVER LAKE                   OH     44224  SFD          8.250     7.500  $2,313.91       360  1-Jan-30   $     307,605.83
5155808   TRUMBULL                     CT     06611  SFD          8.000     7.500  $1,412.50       360  1-Dec-29   $     192,109.91
5155859   SACRAMENTO                   CA     95829  SFD          8.000     7.500  $1,834.41       360  1-Jan-30   $     249,562.73
5155876   SOUTHLAKE                    TX     76092  SFD          7.625     7.358  $3,340.79       360  1-Jan-30   $     471,314.59
5155889   MARIETTA                     GA     30068  SFD          7.875     7.500  $3,045.29       360  1-Jan-30   $     419,416.60
5155901   EAST SANDWICH                MA     02537  SFD          8.500     7.500  $2,943.41       360  1-Jan-30   $     382,334.54
5155934   EDISON                       NJ     08820  SFD          8.875     7.500  $2,904.11       360  1-Dec-29   $     364,328.51
5155948   BURLESON                     TX     76028  SFD          7.625     7.358  $2,831.18       360  1-Jan-30   $     399,419.14
5155968   LA JOLLA                     CA     92037  SFD          7.750     7.483  $3,937.00       360  1-Dec-29   $     546,224.91
5155976   RALEIGH                      NC     27614  SFD          8.000     7.500  $2,392.17       360  1-Jan-30   $     325,573.03
5155996   WHITTIER                     CA     90601  SFD          7.875     7.500  $2,120.10       360  1-Jan-30   $     291,835.91
5156011   SAN FRANCISCO                CA     94134  SFD          7.875     7.500  $2,195.51       360  1-Jan-30   $     302,381.87
5156034   ALEXANDRIA                   VA     22310  SFD          7.625     7.358  $1,867.87       360  1-Jan-30   $     263,516.77
5156074   SAN FRANCISCO                CA     94131  SFD          7.750     7.483  $3,374.30       360  1-Jan-30   $     470,006.01
5156085   LAKE ALMANOR                 CA     96137  SFD          8.125     7.500  $2,316.59       360  1-Jan-30   $     311,590.12
5156091   CELEBRATION                  FL     34747  SFD          8.000     7.500  $2,742.45       360  1-Jan-30   $     373,246.76
5156092   GLENDALE                     CA     91207  SFD          8.250     7.500  $2,103.55       360  1-Jan-30   $     279,641.67
5156099   ANTIOCH                      CA     94509  SFD          8.250     7.500  $2,171.91       360  1-Jan-30   $     288,730.04
5156105   PENSACOLA                    FL     32507  SFD          8.250     7.500  $3,981.72       360  1-Jan-30   $     529,321.74
5156133   ARLINGTON                    VA     22202  SFD          8.125     7.500  $3,470.81       360  1-Dec-29   $     466,526.43
5156143   ENCINITAS                    CA     92024  SFD          8.625     7.500  $3,220.05       360  1-Jan-30   $     413,509.40
5156147   TOMBALL                      TX     77375  SFD          8.250     7.500  $2,150.88       360  1-Jan-30   $     285,933.61
5156151   PEORIA                       AZ     85382  SFD          8.000     7.500  $2,431.33       360  1-Jan-30   $     330,903.86
5156157   WAYNE                        NJ     07470  SFD          8.125     7.500  $2,612.85       360  1-Jan-30   $     351,438.06
5156163   RIVERSIDE                    CA     92508  SFD          8.000     7.500  $3,487.58       360  1-Jan-30   $     474,660.05
5156169   SCARSDALE                    NY     10583  SFD          7.875     7.500  $2,175.21       360  1-Jan-30   $     299,585.73
5156171   CENTREVILLE                  VA     20121  SFD          8.500     7.500  $2,090.68       360  1-Jan-30   $     271,569.39
5156185   WARWICK                      RI     02818  SFD          8.000     7.500  $2,171.94       360  1-Jan-30   $     295,531.34
5156188   RICHMOND                     KY     40475  SFD          8.125     7.500  $2,316.60       360  1-Jan-30   $     311,590.42
5156192   FAIRFIELD                    CT     06432  SFD          8.125     7.500  $2,090.87       360  1-Jan-30   $     281,230.35
5156195   LAS VEGAS                    NV     89113  SFD          8.000     7.500  $2,465.45       360  1-Jan-30   $     335,547.60
5156198   DENHAM SPRINGS               LA     70706  SFD          8.625     7.500    $816.68       360  1-Jan-30   $     104,875.57
5156205   SAN FRANCISCO                CA     94122  SFD          8.375     7.500  $2,949.08       360  1-Jan-30   $     387,515.99
5156213   GLENVIEW                     IL     60025  SFD          7.875     7.500  $2,053.40       360  1-Jan-30   $     282,808.92
5156214   MOUNT AIRY                   MD     21771  SFD          8.000     7.500  $2,014.55       360  1-Jan-30   $     274,180.34
5156232   CAMPBELL                     CA     95008  SFD          7.875     7.500  $3,625.35       360  1-Jan-30   $     499,309.54
5156235   BOULDER                      CO     80304  SFD          8.250     7.500  $3,756.34       360  1-Jan-30   $     499,360.13
5156240   EL DORADO HILLS              CA     95762  SFD          7.875     7.500  $2,304.69       360  1-Jan-30   $     317,222.48
5156255   LONG BEACH                   CA     90808  SFD          8.125     7.500  $2,138.39       360  1-Dec-29   $     287,430.99
5156259   AMHERST                      MA     01002  SFD          8.250     7.500  $1,915.73       360  1-Jan-30   $     254,615.81
5156261   BIRMINGHAM                   AL     35242  SFD          8.750     7.500  $2,926.53       360  1-Jan-30   $     371,570.38
5156265   ESCONDIDO                    CA     92029  SFD          7.875     7.500  $2,537.74       360  1-Jan-30   $     349,516.69
5156270   AUSTIN                       TX     78746  SFD          8.125     7.500  $4,389.64       360  1-Jan-30   $     590,423.94
5156276   SAINT CHARLES                IL     60175  SFD          8.875     7.500  $5,171.29       360  1-Jan-30   $     649,218.57
5156277   SAN FRANCISCO                CA     94122  SFD          7.750     7.483  $2,407.15       360  1-Jan-30   $     335,524.18
5156283   BROOKLINE                    MA     02445  SFD          7.500     7.233  $2,097.65       360  1-Jan-30   $     299,447.77
5156288   CASTRO VALLEY                CA     94546  SFD          8.125     7.500  $2,115.75       360  1-Jan-30   $     284,375.26
5156295   ATLANTA                      GA     30319  PUD          8.000     7.500  $2,241.36       360  1-Jan-30   $     305,048.71
5156303   SABILLASVILLE                MD     21780  SFD          7.625     7.358  $1,797.80       360  1-Dec-29   $     253,444.96
5156304   SAN DIEGO                    CA     92130  SFD          8.125     7.500  $4,215.16       360  1-Jan-30   $     566,954.77
5156307   CHICAGO                      IL     60607  HCO          8.000     7.500  $2,201.29       360  1-Jan-30   $     299,596.08
5156314   MECHANICSVILLE               VA     23116  SFD          7.875     7.500  $2,101.61       360  1-Jan-30   $     289,449.75
5156316   HIGLEY                       AZ     85236  SFD          7.875     7.500  $3,103.30       360  1-Jan-30   $     427,408.97
5156318   SAN FRANCISCO                CA     94118  MF2          8.500     7.500  $4,358.20       360  1-Jan-30   $     566,110.83
5156328   LYNN                         MA     01902  SFD          8.250     7.500  $2,208.72       360  1-Jan-30   $     293,623.77
5156330   FOUNTAIN VALLEY              CA     92708  SFD          7.875     7.500  $2,192.61       360  1-Jan-30   $     301,982.41
5156334   VISTA                        CA     92084  SFD          8.000     7.500  $1,944.48       360  1-Jan-30   $     264,487.67
5156336   DOWNERS GROVE                IL     60515  SFD          8.125     7.500  $2,969.99       360  1-Jan-30   $     399,474.91
5156339   LIVERMORE                    CA     94550  SFD          7.375     7.108  $2,740.94       360  1-Jan-30   $     395,983.56
5156341   TUCSON                       AZ     85718  SFD          7.875     7.500  $2,770.86       360  1-Jan-30   $     381,622.27
5156345   GOLD CANYON                  AZ     85219  SFD          8.125     7.500  $1,992.49       360  1-Jan-30   $     267,640.68
5156346   HILLSDALE                    NJ     07642  SFD          8.125     7.500  $2,450.24       360  1-Jan-30   $     329,566.80
5156349   BERNARDS                     NJ     07920  SFD          8.625     7.500  $3,080.05       360  1-Jan-30   $     395,530.72
5156350   LAKE OZARK                   MO     65049  SFD          8.375     7.500  $2,067.40       360  1-Jan-30   $     271,660.68
5156352   THOUSAND OAKS                CA     91360  SFD          7.875     7.500  $2,175.21       360  1-Jan-30   $     299,585.73
5156356   WALNUT CREEK                 CA     94596  PUD          7.750     7.483  $2,005.95       360  1-Dec-29   $     279,403.31
5156361   SACRAMENTO                   CA     95829  SFD          7.750     7.483  $1,970.13       360  1-Jan-30   $     274,610.57
5156368   POWAY                        CA     92064  SFD          7.625     7.358  $2,180.00       360  1-Jan-30   $     307,552.75
5156371   NORTH BETHESDA               MD     20852  SFD          8.250     7.500  $3,542.97       360  1-Jan-30   $     470,996.49
5156376   DRAPER                       UT     84020  SFD          8.250     7.500  $2,231.26       360  1-Jan-30   $     296,619.93
5156380   SACRAMENTO                   CA     95829  SFD          8.000     7.500  $2,171.94       360  1-Jan-30   $     295,601.46
5156385   ANNAPOLIS                    MD     21403  SFD          7.875     7.500  $1,892.43       360  1-Jan-30   $     260,480.85
5156391   AMITY                        OR     97101  SFD          7.875     7.500  $2,465.24       360  1-Jan-30   $     339,530.48
5156392   EL DORADO HILLS              CA     95762  SFD          7.250     6.983  $2,493.49       360  1-Dec-29   $     363,130.68
5156394   BERKELEY                     CA     94703  SFD          8.000     7.500  $2,048.67       360  1-Jan-30   $     278,824.07
5156400   HIGHLAND VILLAGE             TX     75077  SFD          7.875     7.500  $2,468.14       360  1-Jan-30   $     339,929.94
5156406   WESTMINSTER                  CO     80234  SFD          8.125     7.500  $1,960.19       360  1-Jan-30   $     263,653.45
5156409   FLAGSTAFF                    AZ     86001  SFD          8.250     7.500  $2,704.56       360  1-Jan-30   $     359,539.30
5156411   BARRINGTON                   RI     02806  SFD          7.750     7.483  $2,819.80       360  1-Jan-30   $     393,042.61
5156416   PALM SPRINGS                 CA     92264  SFD          8.250     7.500  $2,449.13       360  1-Dec-29   $     325,372.06
5156417   SAN JOSE                     CA     95120  SFD          8.375     7.500  $3,792.77       360  1-Jan-30   $     498,377.52
5156424   PASADENA                     MD     21122  SFD          8.625     7.500  $4,448.96       360  1-Jan-30   $     571,322.15
5156432   SACRAMENTO                   CA     95829  SFD          8.000     7.500  $2,159.08       360  1-Jan-30   $     293,850.82
5156500   DANVILLE                     CA     94506  PUD          8.000     7.500  $2,340.71       360  1-Jan-30   $     318,570.49
5156792   FRANKLIN                     MA     02038  SFD          8.250     7.500  $1,446.19       360  1-Dec-29   $     192,022.18
5156805   EDGEWATER                    MD     21037  SFD          7.750     7.483  $2,948.32       360  1-Feb-30   $     411,249.54
5156822   SAN MARCOS                   CA     95069  PUD          7.750     7.483  $1,651.33       360  1-Dec-29   $     230,008.80
5156834   SEWICKLEY                    PA     15143  SFD          8.000     7.500  $1,187.96       360  1-Dec-29   $     161,571.94
5156846   SAN DIMAS                    CA     91773  SFD          8.000     7.500  $1,618.68       360  1-Nov-29   $     220,002.01
5156850   EL DORADO HILLS              CA     95762  SFD          8.250     7.500  $2,436.94       360  1-Feb-30   $     324,170.15
5156858   DIAMOND BAR                  CA     91765  SFD          8.125     7.500  $1,595.26       360  1-Dec-29   $     214,425.49
5156865   ALBUQUERQUE                  NM     87112  SFD          8.000     7.500    $666.99       360  1-Dec-29   $      90,715.80
5156869   GLENDALE                     CA     91206  SFD          8.750     7.500  $1,906.18       360  1-Nov-29   $     241,736.23
5156884   SAN DIEGO                    CA     92128  SFD          8.000     7.500  $2,201.29       360  1-Feb-30   $     299,798.71
5156905   RIALTO                       CA     92377  SFD          8.250     7.500    $383.15       360  1-Nov-29   $      50,868.56
5156906   LYNN                         MA     01902  SFD          8.250     7.500    $769.30       360  1-Nov-29   $     102,136.09
5156945   MONTEBELLO                   CA     90640  SFD          8.500     7.500  $1,414.80       360  1-Dec-29   $     183,663.22
5156957   VILLA PARK                   IL     60181  SFD          7.500     7.233    $840.46       360  1-Nov-29   $     119,839.80
5156969   JACKSON                      NJ     08527  SFD          8.500     7.500  $1,352.52       360  1-Jan-30   $     175,484.70
5156972   WILMINGTON                   MA     01887  SFD          7.750     7.483  $2,041.77       360  1-Jan-30   $     284,596.41
5156980   LAUREL                       MD     20708  SFD          7.625     7.358  $1,912.95       360  1-Dec-29   $     269,496.72
5157758   SOUTHLAKE                    TX     76092  SFD          8.375     7.500  $2,246.78       360  1-Jan-30   $     295,231.24
5157761   CAVE CREEK                   AZ     85331  SFD          8.250     7.500  $2,569.33       360  1-Feb-30   $     341,781.92
5157765   CHESAPEAKE                   VA     23321  SFD          7.500     7.233  $1,821.39       360  1-Jan-30   $     260,100.12
5157769   OLNEY                        MD     20832  SFD          7.875     7.500  $2,489.89       360  1-Dec-29   $     342,686.35
5157770   ATLANTA                      GA     30331  SFD          8.375     7.500  $2,128.21       360  1-Feb-30   $     279,825.96
5157772   SCITUATE                     MA     02066  SFD          8.750     7.500  $2,926.53       360  1-Jan-30   $     371,570.38
5157774   KEYSTONE                     CO     80435  HCO          8.625     7.500  $3,888.95       360  1-Feb-30   $     499,704.80
5157775   CHICAGO                      IL     60615  SFD          8.125     7.500  $2,507.05       360  1-Jan-30   $     337,206.75
5157776   FREDERICK                    MD     21702  SFD          7.500     7.233  $2,272.45       360  1-Jan-30   $     324,516.09
5157781   SAN JOSE                     CA     95127  SFD          7.875     7.500  $2,719.02       360  1-Dec-29   $     374,220.66
5157788   HUNTNGTON BEACH              CA     92649  SFD          8.125     7.500  $2,658.14       360  1-Jan-30   $     357,271.43
5157792   ROCHESTER                    MI     48307  SFD          8.250     7.500  $2,479.19       360  1-Jan-30   $     329,535.91
5157859   ERIE                         CO     80516  SFD          8.250     7.500  $3,726.29       360  1-Jan-30   $     495,365.25
5157874   PRINCETON JUNCTION           NJ     08550  SFD          8.500     7.500  $2,614.31       360  1-Dec-29   $     339,113.45
5157885   CLIFTON                      VA     20124  SFD          8.375     7.500  $3,495.58       360  1-Feb-30   $     459,614.14
5157890   WILMINGTON                   NC     28409  SFD          6.875     6.608  $1,976.05       360  1-Mar-29   $     297,458.85
5157891   GAINESVILLE                  GA     30506  SFD          7.750     7.483  $2,114.85       360  1-Feb-30   $     294,991.65
5157894   PARKER                       CO     80134  SFD          8.250     7.500  $3,485.88       360  1-Feb-30   $     463,704.12
5157902   PORT WASHINGTON              WI     53004  SFD          8.125     7.500  $2,643.29       360  1-Jan-30   $     355,532.68
5157906   ROSWELL                      GA     30076  SFD          7.750     7.483  $3,761.17       360  1-Jan-30   $     524,016.14
5157907   ST LOUIS                     MO     63130  SFD          8.750     7.500  $3,610.96       360  1-Jan-30   $     458,469.91
5157915   LAS VEGAS                    NV     89118  SFD          8.500     7.500  $2,152.96       360  1-Jan-30   $     279,659.54
5157916   LOUISVILLE                   KY     40245  SFD          7.875     7.500  $3,552.85       360  1-Feb-30   $     489,662.78
5157926   WESTMINSTER                  CO     80020  SFD          8.125     7.500  $2,435.39       360  1-Feb-30   $     327,785.44
5157927   BALTIMORE                    MD     21229  SFD          8.000     7.500    $535.65       360  1-Dec-29   $      72,852.07
5157932   JACKSONVILLE                 FL     32250  SFD          8.000     7.500  $2,126.82       360  1-Jan-30   $     289,459.73
5157938   WICHITA                      KS     67214  SFD          8.375     7.500  $1,900.19       360  1-Nov-29   $     249,371.88
5157941   TUCSON                       AZ     85748  SFD          9.000     7.500  $2,655.25       360  1-Jan-30   $     329,638.15
5157945   LEXINGTON                    SC     29072  SFD          8.000     7.500  $2,736.21       360  1-Jan-30   $     372,397.91
5157948   LODI                         WI     53555  SFD          8.750     7.500  $2,875.39       360  1-Jan-30   $     364,994.47
5157962   HUNTLEY                      IL     60142  SFD          8.500     7.500  $4,213.65       360  1-Dec-29   $     546,996.98
5158062   NEEDHAM                      MA     02492  SFD          8.375     7.500  $4,560.43       360  1-Feb-30   $     599,627.07
5158069   WILLOWBROOK                  IL     60516  SFD          8.250     7.500  $4,131.97       360  1-Feb-30   $     549,649.28
5158075   PORTLAND                     ME     04101  HCO          8.500     7.500  $1,411.73       360  1-Jan-30   $     183,376.75
5158083   SUGAR LAND                   TX     77479  SFD          8.250     7.500    $456.77       360  1-Jan-30   $      60,722.19
5158102   EAGLE MOUNTAIN               UT     84043  SFD          8.375     7.500  $1,342.29       360  1-Dec-29   $     176,268.38
5158106   ORANGE                       CA     92869  LCO          8.125     7.500  $1,039.50       360  1-Jan-30   $     139,816.22
5158111   SCOTTSDALE                   AZ     85262  SFD          8.000     7.500  $2,663.57       360  1-Jan-30   $     362,511.24
5158117   HOUSTON                      TX     77024  SFD          7.875     7.500  $3,806.61       360  1-Feb-30   $     524,638.70
5158122   CHESAPEAKE                   VA     23320  SFD          7.875     7.500  $2,859.00       360  1-Jan-30   $     393,762.50
5158130   OAKLAND                      CA     94611  SFD          8.000     7.500  $1,508.62       360  1-Jan-30   $     205,323.18
5158137   LINDON                       UT     84042  SFD          8.125     7.500  $1,188.00       360  1-Dec-29   $     159,626.23
5158140   CARLSBAD                     CA     92009  SFD          8.000     7.500  $1,614.28       360  1-Jan-30   $     219,622.54
5158152   FLAGSTAFF                    AZ     86001  SFD          7.875     7.500  $2,972.78       360  1-Jan-30   $     409,433.84
5158158   TEMPE                        AZ     85283  SFD          7.875     7.500  $2,827.77       360  1-Jan-30   $     389,461.45
5158162   HACIENDA HEIGHTS             CA     91745  SFD          8.250     7.500  $1,356.79       360  1-Dec-29   $     180,252.13
5158166   CHINO                        CA     91710  SFD          8.125     7.500  $2,053.00       360  1-Jan-30   $     276,137.05
5158170   TARZANA                      CA     91356  LCO          8.375     7.500  $1,178.11       360  1-Jan-30   $     154,806.65
5158173   ROCKVILLE                    MD     20851  SFD          8.500     7.500  $1,229.49       360  1-Dec-29   $     159,607.34
5158182   SMITHFIELD                   UT     84335  SFD          8.250     7.500  $1,314.72       360  1-Jan-30   $     174,709.86
5158187   DIAMOND BAR                  CA     91789  SFD          7.875     7.500  $1,718.41       360  1-Dec-29   $     236,104.20
5158190   BLUE BELL                    PA     19422  SFD          8.500     7.500  $2,496.66       360  1-Feb-30   $     324,503.30
5158192   WESTBOROUGH                  MA     01581  SFD          8.750     7.500    $393.35       360  1-Dec-29   $      49,575.21
5158206   SCOTTSDALE                   AZ     85260  SFD          8.125     7.500  $1,321.64       360  1-Dec-29   $     177,648.32
5158211   EL DORADO HILLS              CA     95762  SFD          8.000     7.500  $2,388.55       360  1-Jan-30   $     325,081.71
5158212   VICTORVILLE                  CA     92392  PUD          7.875     7.500  $1,141.98       360  1-Dec-29   $     157,172.70
5158213   CHESAPEAKE                   VA     23325  SFD          7.875     7.500    $591.66       360  1-Dec-29   $      81,414.28
5158215   OVILLA                       TX     75154  SFD          7.750     7.483  $1,432.82       360  1-Dec-29   $     199,573.81
5158219   ESCONDIDO                    CA     92025  SFD          8.250     7.500  $1,622.74       360  1-Dec-29   $     215,583.93
5158222   STOCKTON                     CA     95204  SFD          8.625     7.500    $560.01       360  1-Dec-29   $      71,871.55
5158225   TRACY                        CA     95376  SFD          7.750     7.483  $1,282.38       360  1-Jan-30   $     178,746.51
5158227   MURRIETA                     CA     92562  SFD          8.500     7.500    $968.83       360  1-Dec-29   $     125,767.02
5158230   BALTIMORE                    MD     21228  SFD          8.125     7.500    $629.64       360  1-Feb-30   $      84,744.53
5158231   NEWPORT                      RI     02840  LCO          7.625     7.358  $1,058.86       360  1-Dec-29   $     149,176.59
5158232   SANTA CRUZ                   CA     95062  SFD          8.000     7.500  $4,769.47       360  1-Jan-30   $     649,124.82
5158233   RICHMOND                     VA     23221  SFD          7.625     7.358    $707.79       360  1-Jan-30   $      99,854.80
5158239   MURRIETA                     CA     92563  SFD          7.625     7.358    $875.89       360  1-Dec-29   $     123,479.61
5158243   MENIFEE                      CA     92584  SFD          7.375     7.108    $856.44       360  1-Jan-30   $     123,810.70
5158249   SOUTH HADLEY                 MA     01075  SFD          8.500     7.500    $789.67       360  1-Jan-30   $     102,575.14
5158252   SAN DIEGO                    CA     92104  SFD          8.250     7.500  $1,555.12       360  1-Dec-29   $     206,601.29
5158256   MC KINNEY                    TX     75070  SFD          8.250     7.500  $1,129.30       360  1-Dec-29   $     150,030.47
5158259   KING CITY                    OR     97224  SFD          7.875     7.500    $326.28       360  1-Jan-30   $      44,937.86
5158265   CHINO                        CA     91710  SFD          8.250     7.500  $2,078.38       360  1-Jan-30   $     276,295.97
5158267   MARYDEL                      MD     21649  SFD          8.375     7.500  $1,276.92       360  1-Dec-29   $     167,684.55
5158268   ELYSBURG                     PA     17824  SFD          7.875     7.500  $1,508.14       360  1-Jan-30   $     207,662.45
5158270   BELLINGHAM                   MA     02019  SFD          8.625     7.500  $1,265.85       360  1-Jan-30   $     162,557.15
5158275   CLACKAMAS                    OR     97015  SFD          8.000     7.500  $1,650.97       360  1-Dec-29   $     223,938.05
5158280   CHICAGO                      IL     60605  LCO          8.500     7.500  $1,076.48       360  1-Dec-29   $     139,743.76
5158282   CROWN POINT                  IN     46307  SFD          7.875     7.500    $725.07       360  1-Feb-30   $      99,931.18
5158283   HAVERHILL                    MA     01830  SFD          8.250     7.500  $1,014.21       360  1-Jan-30   $     134,827.24
5158284   ARLINGTON                    TX     76001  SFD          8.125     7.500    $799.71       360  1-Dec-29   $     107,290.16
5158291   DES PLAINES                  IL     60016  SFD          8.250     7.500  $1,126.90       360  1-Jan-30   $     149,707.35
5158296   MIAMI                        FL     33141  HCO          8.250     7.500    $450.76       360  1-Feb-30   $      59,961.74
5158308   HUGHESVILLE                  MD     20637  SFD          8.375     7.500  $1,319.49       360  1-Nov-29   $     173,163.83
5158315   WRENTHAM                     MA     02093  SFD          7.500     7.233  $2,282.24       360  1-Jan-30   $     325,914.01
5158680   LEAGUE CITY                  TX     77573  SFD          8.000     7.500    $763.12       360  1-Dec-29   $     103,789.24
5159483   FLOWER MOUND                 TX     75028  SFD          7.875     7.500  $2,250.62       360  1-Jan-30   $     309,971.36
5159490   DUBLIN                       OH     43017  SFD          8.125     7.500  $4,009.49       360  1-Feb-30   $     539,646.76
5159499   MONROVIA                     CA     91016  SFD          7.875     7.500  $1,812.68       360  1-Feb-30   $     249,827.95
5159530   AUSTIN                       TX     78737  SFD          7.750     7.483  $2,358.43       360  1-Nov-29   $     328,261.56
5159536   ARLINGTON                    VA     22201  SFD          7.625     7.358  $2,117.72       360  1-Oct-29   $     298,103.39
5159550   POMPTON LAKES                NJ     07442  SFD          8.875     7.500  $2,219.85       360  1-Jan-30   $     278,631.44
5159560   CHEBANSE                     IL     60922  SFD          8.125     7.500  $2,435.40       360  1-Feb-30   $     327,785.43
5159580   MARIETTA                     GA     30064  SFD          8.500     7.500  $2,368.26       360  1-Feb-30   $     307,813.41
5159591   SAN JOSE                     CA     95120  SFD          8.500     7.500  $4,810.33       360  1-Jan-30   $     624,839.32
5159597   LITHONIA                     GA     30038  SFD          7.750     7.483  $3,316.28       360  1-Nov-29   $     461,580.41
5159598   HOUSTON                      TX     77056  SFD          7.875     7.500  $2,900.28       360  1-Jan-30   $     399,347.26
5159606   UNIVERSITY                   MO     63130  SFD          8.375     7.500  $2,736.27       360  1-Dec-29   $     359,324.00
5159617   LITTLE NECK                  NY     11362  SFD          8.250     7.500  $4,117.19       240  1-Feb-20   $     482,404.81
5159622   MORRISON                     CO     80465  SFD          8.625     7.500  $2,208.64       360  1-Jan-30   $     283,515.26
5159658   EL CAJON                     CA     92019  SFD          8.250     7.500  $2,088.52       360  1-Feb-30   $     277,822.73
5159662   LEVITTOWN                    PA     19056  SFD          8.875     7.500    $739.95       360  1-Jan-30   $      92,895.34
5159674   HOUSTON                      TX     77008  SFD          8.125     7.500    $905.85       360  1-Jan-30   $     121,839.84
5159686   RICHARDSON                   TX     75081  PUD          8.000     7.500    $322.86       360  1-Jan-30   $      43,940.75
5159688   WESTFORD                     MA     01886  SFD          8.375     7.500  $1,124.91       360  1-Feb-30   $     147,808.01
5159694   HAMILTON                     MA     01936  SFD          8.125     7.500  $2,569.04       360  1-Jan-30   $     345,545.81
5159719   OCEANSIDE                    CA     92054  SFD          8.250     7.500    $762.16       360  1-Jan-30   $     101,219.48
5159722   MAGNOLIA                     TX     77355  SFD          7.875     7.500  $1,713.60       360  1-Jan-30   $     236,009.65
5159723   SAN MATEO                    CA     94401  SFD          8.375     7.500  $1,527.75       360  1-Jan-30   $     200,749.25
5159732   WESTMONT                     IL     60559  SFD          8.250     7.500    $841.42       360  1-Jan-30   $     110,766.87
5159750   NEWTON                       MA     02465  SFD          8.250     7.500  $2,208.72       360  1-Jan-30   $     293,623.77
5159755   ENCINITAS                    CA     92024  SFD          8.625     7.500  $3,596.50       360  1-Feb-30   $     462,127.00
5159757   OAKDALE                      CA     95361  SFD          8.250     7.500  $1,803.04       360  1-Jan-30   $     239,692.87
5159771   CLAREMONT                    CA     91711  SFD          8.000     7.500  $2,370.06       360  1-Jan-30   $     322,565.10
5159777   BURKE                        VA     22015  PUD          8.500     7.500   $ 557.46       360  1-Feb-30   $      72,456.08
5159788   SAN LEANDRO                  CA     94579  SFD          8.125     7.500  $2,717.54       360  1-Jan-30   $     365,519.54
5159797   BRIGHAM CITY                 UT     84302  SFD          8.375     7.500  $1,102.10       360  1-Jan-30   $     144,819.13
5159805   CORNADO                      CA     92118  LCO          8.500     7.500  $2,691.20       360  1-Jan-30   $     349,574.43
5159808   CLEARWATER                   FL     33761  LCO          8.625     7.500    $388.89       360  1-Jan-30   $      49,940.76
5159810   HELENA                       MT     59602  SFD          8.250     7.500    $661.11       360  1-Jan-30   $      87,779.75
5159817   HOPKINTON                    RI     02833  SFD          8.500     7.500    $676.64       360  1-Jan-30   $      87,893.01
5159828   REVERE                       MA     02151  LCO          8.375     7.500    $843.68       360  1-Jan-30   $     110,861.54
5159834   CORPUS CHRISTI               TX     78418  PUD          8.625     7.500    $808.90       360  1-Jan-30   $     103,876.76
5159839   WEYMOUTH                     MA     02189  SFD          8.750     7.500    $460.22       360  1-Jan-30   $      58,432.44
5159841   LONGMEADOW                   MA     01106  SFD          8.375     7.500  $3,511.53       360  1-Jan-30   $     461,423.69
5159847   VIRGINIA BEACH               VA     23456  SFD          7.625     7.358    $541.82       360  1-Jan-30   $      76,438.16
5159850   MERION                       PA     19066  SFD          8.875     7.500  $3,634.51       360  1-Jan-30   $     456,285.92
5159860   WEST COVINA                  CA     91792  SFD          8.250     7.500  $1,075.81       360  1-Jan-30   $     143,016.75
5159869   LAKEWOOD                     WA     98499  SFD          8.875     7.500  $4,280.57       360  1-Jan-30   $     537,360.54
5159870   HOLLIS                       NH     03049  SFD          8.875     7.500  $1,018.43       360  1-Jan-30   $     127,854.37
5159881   ENCINO                       CA     91316  LCO          8.125     7.500  $1,098.90       360  1-Jan-30   $     147,805.71
5159882   WOODSIDE                     CA     94062  SFD          8.250     7.500  $2,396.54       360  1-Jan-30   $     318,591.78
5159886   KATY                         TX     77450  SFD          8.375     7.500    $775.43       360  1-Jan-30   $     101,441.68
5159890   HOUSTON                      TX     77083  SFD          8.125     7.500    $620.73       360  1-Jan-30   $      83,458.96
5159898   CHINO HILLS                  CA     91709  SFD          8.250     7.500  $1,502.53       360  1-Jan-30   $     199,668.93
5159899   TRUMBULL                     CT     06611  SFD          7.875     7.500  $1,776.42       360  1-Jan-30   $     244,580.99
5160010   GLOUCESTER                   MA     01930  SFD          8.250     7.500  $4,381.76       360  1-Jan-30   $     582,503.61
5160013   NAMPA                        ID     83686  SFD          8.500     7.500    $423.67       360  1-Jan-30   $      55,033.01
5160017   SUGAR LAND                   TX     77479  PUD          7.875     7.500  $1,624.16       360  1-Jan-30   $     223,690.67
5160028   KALAMA                       WA     98625  SFD          8.875     7.500    $954.77       360  1-Feb-30   $     119,932.73
5160037   MALIBU                       CA     90265  SFD          8.000     7.500  $2,641.55       360  1-Jan-30   $     359,515.29
5160105   LOS ANGELES                  CA     90035  SFD          8.250     7.500  $2,253.80       360  1-Jan-30   $     299,616.08
5160128   NEWTON                       MA     02468  SFD          8.500     7.500  $1,345.60       360  1-Jan-30   $     174,787.21
5160135   LYNNFIELD                    MA     01940  SFD          8.125     7.500  $2,227.49       360  1-Jan-30   $     299,606.19
5160150   EL CAJON                     CA     92021  SFD          8.500     7.500  $1,960.73       360  1-Jan-30   $     254,689.95
5160156   BALTIMORE                    MD     21218  HCO          7.875     7.500  $2,001.20       360  1-Dec-29   $     275,426.40
5160160   FALLS CHUCH                  VA     22046  SFD          7.750     7.483  $1,942.92       360  1-Feb-30   $     271,008.58
5160165   NAPERVILLE                   IL     60564  SFD          8.000     7.500  $2,359.79       360  1-Feb-30   $     321,384.21
5160174   CHICAGO                      IL     60611  HCO          8.000     7.500  $2,201.30       360  1-Dec-29   $     299,388.48
5160179   SOUTHLAKE                    TX     76092  SFD          7.875     7.500  $2,551.52       360  1-Jan-30   $     351,414.05
5160696   BOULDER                      CO     80302  SFD          8.250     7.500  $3,380.70       360  1-Feb-30   $     449,713.05
5160708   BARRINGTON                   IL     60010  SFD          7.875     7.500  $1,963.29       360  1-Dec-29   $     270,210.33
5160716   TRACY                        CA     95376  SFD          8.000     7.500  $1,504.95       360  1-Jan-30   $     204,823.85
5160733   DUBLIN                       CA     94568  SFD          8.625     7.500  $1,808.36       360  1-Nov-29   $     231,942.86
5160741   REDLANDS                     CA     92374  SFD          8.125     7.500  $1,767.14       360  1-Dec-29   $     237,529.78
5161194   ENGLEWOOD                    CO     80110  SFD          8.500     7.500    $961.15       360  1-Feb-30   $     124,924.27
5161201   HUNTINGTON BEACH             CA     92646  SFD          7.875     7.500  $2,146.21       360  1-Feb-30   $     295,796.29
5161207   CHICAGO                      IL     60614  LCO          8.625     7.500  $3,450.28       360  1-Feb-30   $     443,338.10
5161214   LUMBERVILLE                  PA     18933  SFD          8.375     7.500  $2,698.26       360  1-Feb-30   $     353,482.87
5161218   ANDERSON                     IN     46011  SFD          8.125     7.500  $2,494.80       360  1-Feb-30   $     335,780.20
5161307   WELDON SPRINGS               MO     63304  SFD          8.375     7.500  $2,090.20       360  1-Feb-30   $     274,829.07
5161313   NEW MELLE                    MO     63385  SFD          8.125     7.500  $1,596.37       360  1-Jan-30   $     214,717.77
5161316   MILWAUKEE                    WI     53203  HCO          8.750     7.500  $1,416.06       360  1-Jan-30   $     179,764.14
5161325   TUCSON                       AZ     85710  SFD          8.375     7.500    $760.07       360  1-Feb-30   $      99,937.85
5161328   DENVER                       CO     80206  SFD          7.875     7.500  $4,466.43       360  1-Feb-30   $     615,576.07
5161332   CHARLOTTESVILLE              VA     22901  SFD          8.000     7.500  $2,529.29       360  1-Jan-30   $     344,235.46
5161334   DALLAS                       TX     75230  SFD          7.750     7.483  $2,051.45       360  1-Jan-30   $     285,944.48
5161347   KISSIMMEE                    FL     34741  SFD          8.500     7.500  $1,080.17       360  1-Jan-30   $     140,309.19
5161351   POMPANO BEACH                FL     33062  HCO          8.750     7.500    $786.71       360  1-Jan-30   $      99,884.50
5161359   COLLEYVILLE                  TX     76034  PUD          7.750     7.483  $2,865.65       360  1-Jan-30   $     399,433.54
5161363   ZIONSVILLE                   IN     46077  SFD          8.000     7.500  $3,169.87       360  1-Feb-30   $     431,710.13
5161372   WANTAGE                      NJ     07461  SFD          8.875     7.500  $2,991.63       360  1-Jan-30   $     375,576.84
5161380   FRANKFORD                    NJ     07826  SFD          8.750     7.500    $338.29       360  1-Jan-30   $      42,933.28
5161389   VERNON                       NJ     07462  SFD          8.875     7.500    $579.23       360  1-Jan-30   $      72,533.69
5161402   BOULDER                      CO     80303  SFD          8.500     7.500  $2,118.36       360  1-Feb-30   $     275,333.10
5161446   NORWALK                      CT     06850  SFD          8.000     7.500  $2,047.21       360  1-Feb-30   $     278,812.79
5161489   CAVE CREEK                   AZ     85331  SFD          7.875     7.500  $2,980.04       360  1-Feb-30   $     410,717.15
5161516   SIMPSONVILLE                 KY     40067  SFD          7.875     7.500  $3,364.32       360  1-Jan-30   $     463,338.90
5161533   HINCKLEY                     OH     44233  SFD          7.750     7.483  $3,014.67       360  1-Jan-30   $     419,891.98
5161537   NEW BUFFALO                  MI     49117  SFD          8.625     7.500    $845.46       360  1-Feb-30   $     108,635.82
5161558   DENVER                       CO     80203  SFD          8.125     7.500  $1,098.90       360  1-Jan-30   $     147,805.71
5161564   WOODCLIFF LAKE               NJ     07675  SFD          8.625     7.500  $1,991.15       360  1-Feb-30   $     255,848.85
5161571   JESSUP                       MD     20794  SFD          8.250     7.500  $2,133.60       360  1-Feb-30   $     283,818.90
5161575   SOUTHLAKE                    TX     76092  SFD          7.875     7.500  $2,493.52       360  1-Jan-30   $     343,299.60
5161576   PHOENIX                      AZ     85044  SFD          8.500     7.500    $861.19       360  1-Feb-30   $     111,932.14
5161660   COVINGTON                    GA     30014  SFD          8.125     7.500  $1,429.31       360  1-Jan-30   $     192,247.30
5161673   CAMPBELL                     OH     44405  SFD          8.250     7.500    $540.92       360  1-Feb-30   $      71,904.08
5161682   BOSTON                       MA     02108  LCO          9.000     7.500  $2,092.02       360  1-Feb-30   $     259,857.98
5161693   SCOTTSDALE                   AZ     85255  SFD          8.375     7.500  $1,793.02       360  1-Jan-30   $     235,605.71
5161698   ATLANTA                      GA     30342  LCO          8.250     7.500  $1,391.91       360  1-Jan-30   $     185,037.90
5161701   BRECKSVILLE                  OH     44141  SFD          7.125     6.858  $1,744.94       360  1-Feb-30   $     258,792.87
5161706   PRAIRIE GROVE                IL     60014  SFD          7.625     7.358  $2,301.00       360  1-Feb-30   $     324,858.67
5162816   NEW YORK                     NY     10017  MF2          8.625     7.500  $7,105.11       360  1-Feb-30   $     912,960.67

                                                                                                                   $ 167,581,139.58

TABLE (CONTINUED)

(i)       (x)     (xi)       (xii)    (xiii)    (xv)     (xvi)     (xvii)                      (xviii)
--------  ------  -------  ---------  --------  -------  --------  --------------------------  --------------------------

MORTGAGE                   MORTGAGE             MASTER   FIXED                                 NMI
LOAN                       INSURANCE  SERVICE   SERVICE  RETAINED                              LOAN
NUMBER    LTV     SUBSIDY    CODE     FEE       FEE      YIELD     SERVICER                    SELLER
--------  ------  -------  ---------  --------  -------  --------  --------------------------  --------------------------
4963164   100.00                         0.250    0.017     0.000  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
4992977    79.33                         0.250    0.017     0.233  FARMERS STATE BANK & TRUST  FARMERS STATE BANK & TRUST
5062196    62.50                         0.250    0.017     0.108  BANK OF OKLAHOMA, N.A.      BANK OF OKLAHOMA, N.A.
5109447    74.84                         0.250    0.017     0.608  HUNTINGTON MORTGAGE COMPAN  HUNTINGTON MORTGAGE COMPAN
5110366    76.79                         0.250    0.017     0.358  HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
5119675    80.00                         0.250    0.017     0.108  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5119682    95.00               12        0.250    0.017     0.108  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5119691    94.98               01        0.250    0.017     0.733  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5119698    89.96                         0.250    0.017     0.358  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5121856    72.22                         0.250    0.017     0.233  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5121867    83.71                         0.250    0.017     0.000  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5123742    80.00                         0.250    0.017     0.233  HUNTINGTON MORTGAGE COMPAN  HUNTINGTON MORTGAGE COMPAN
5124143    80.00                         0.250    0.017     0.233  HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
5125742    80.00                         0.250    0.017     0.483  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5125840   100.00                         0.250    0.017     1.108  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5125857    56.90                         0.250    0.017     0.983  MERRILL LYNCH CREDIT CORP.  MERRILL LYNCH CREDIT CORP.
5133570    75.19                         0.250    0.017     0.733  HUNTINGTON MORTGAGE COMPAN  HUNTINGTON MORTGAGE COMPAN
5134432    95.00               13        0.250    0.017     0.233  HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
5136373    90.00               11        0.250    0.017     0.358  HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
5139218    80.60                         0.250    0.017     0.608  AMERICA FIRST CREDIT UNION  AMERICA FIRST CREDIT UNION
5142276    88.57               06        0.250    0.017     1.108  HOMESIDE LENDING            HOMESIDE LENDING
5142288    41.11                         0.250    0.017     0.000  HOMESIDE LENDING            HOMESIDE LENDING
5142297    80.00                         0.250    0.017     0.483  HOMESIDE LENDING            HOMESIDE LENDING
5142303    80.00                         0.250    0.017     0.233  HOMESIDE LENDING            HOMESIDE LENDING
5142348    74.33                         0.250    0.017     0.000  HOMESIDE LENDING            HOMESIDE LENDING
5142355    66.43                         0.250    0.017     0.858  HOMESIDE LENDING            HOMESIDE LENDING
5142372    76.41                         0.250    0.017     0.108  HOMESIDE LENDING            HOMESIDE LENDING
5142436    80.00                         0.250    0.017     0.358  HOMESIDE LENDING            HOMESIDE LENDING
5142485    75.00                         0.250    0.017     0.483  HOMESIDE LENDING            HOMESIDE LENDING
5142499    75.00                         0.250    0.017     0.483  HOMESIDE LENDING            HOMESIDE LENDING
5142505    90.00               13        0.250    0.017     0.108  HOMESIDE LENDING            HOMESIDE LENDING
5142514    80.00                         0.250    0.017     0.000  HOMESIDE LENDING            HOMESIDE LENDING
5142517    84.33               13        0.250    0.017     0.608  HOMESIDE LENDING            HOMESIDE LENDING
5144302    85.00               11        0.250    0.017     0.000  KEYSTONE FINANCIAL BANK FK  KEYSTONE FINANCIAL BANK FK
5145221    70.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145223    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145232    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145234    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145240    46.31                         0.250    0.017     0.608  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145241    77.38                         0.250    0.017     0.608  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145253    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145257    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145259    71.09                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145268    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145273    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145274    78.81                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145275    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145281    90.00               11        0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145283    79.94                         0.250    0.017     0.733  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145284    75.10                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145285    90.00               17        0.550    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145292    69.41                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145294    53.30                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145300    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145301    94.86               11        0.800    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145307    44.76                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145308    65.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145309    61.73                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145314    65.31                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145315    55.56                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145322    70.59                         0.250    0.017     0.608  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145324    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145329    79.99                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145330    75.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145334    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145335    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145341    67.19                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145342    64.42                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145345    76.81                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145348    73.53                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145349    90.00               06        0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145351    89.98               06        0.250    0.017     0.408  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145352    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145353    95.00               06        0.800    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145357    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145364    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145369    72.97                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145375    68.38                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145376    79.99                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145380    95.00               06        0.800    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145382    79.13                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145383    76.47                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145384    79.99                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145385    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145387    66.24                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145391    80.00                         0.250    0.017     0.608  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145393    77.97                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145395    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145397    68.80                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145401    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145402    57.23                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145406    94.99               11        0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145411    61.77                         0.250    0.017     0.608  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145412    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145414    79.99                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145418    94.99               11        0.900    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145419    79.84                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145422    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145424    79.99                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145426    57.74                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145428    79.52                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145429    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145430    90.00               06        0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145433    63.80                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145436    61.54                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145437    77.35                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145440    75.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145446    79.99                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145451    74.03                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145453    59.04                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145455    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145458    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145459    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145462    44.59                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145463    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145468    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145469    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145471    95.00               11        0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145476    65.25                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145482    94.00               06        0.800    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145486    77.06                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145488    32.99                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145517    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145528    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145547    75.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145551    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145554    71.43                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145574    85.89               17        0.550    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145582    90.00               11        0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145588    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145596    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145600    90.00               06        0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145606    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145609    79.99                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145612    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145614    80.00                         0.250    0.017     0.233  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145625    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145630    64.16                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145637    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145647    75.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145655    79.56                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145659    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145664    75.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145669    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145673    80.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145675    80.00                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145682    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145683    79.98                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145691    80.00                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145694    78.10                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145696    80.00                         0.250    0.017     0.108  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145706    65.00                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145708    66.37                         0.250    0.017     0.483  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145712    61.16                         0.250    0.017     0.000  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5145943    58.44                         0.250    0.017     0.358  CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
5150711    54.17                         0.250    0.017     0.358  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150716    80.00                         0.250    0.017     0.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150726    69.93                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150727    80.00                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150728    80.00                         0.250    0.017     0.000  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150733    65.00                         0.250    0.017     1.608  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150735    80.00                         0.250    0.017     0.983  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150736    34.92                         0.250    0.017     0.608  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150739    79.41                         0.250    0.017     0.000  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150742    70.00                         0.250    0.017     1.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150744    80.00                         0.250    0.017     0.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150746    69.84                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150752    80.00                         0.250    0.017     0.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150754    80.00                         0.250    0.017     0.733  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150757    74.48                         0.250    0.017     1.108  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150761    80.00                         0.250    0.017     0.000  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150762    71.79                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150765    90.00               33        0.250    0.017     1.608  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150766    55.17                         0.250    0.017     0.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150771    80.00                         0.250    0.017     0.733  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150775    80.00                         0.250    0.017     0.858  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150778    80.00                         0.250    0.017         0  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150781    73.33                         0.250    0.017     0.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150802    80.00                         0.250    0.017     0.733  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150821    80.00                         0.250    0.017     0.108  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150841    80.00                         0.250    0.017         0  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150846    49.42                         0.250    0.017         0  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5150860    80.00                         0.250    0.017     0.483  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151273    50.00                         0.250    0.017     1.608  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151279    80.00                         0.250    0.017     0.983  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151282    80.00                         0.250    0.017     1.108  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151292    80.00                         0.250    0.017     0.000  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151294    70.00                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151409    71.81                         0.250    0.017     0.000  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151414    62.54                         0.250    0.017     0.983  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151418    80.00                         0.250    0.017     0.858  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151423    60.00                         0.250    0.017     0.000  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151426    80.00                         0.250    0.017     0.358  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151429    62.07                         0.250    0.017     0.108  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151434    67.57                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151465    80.00                         0.250    0.017     0.358  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151481    59.93                         0.250    0.017     0.108  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151489    80.00                         0.250    0.017     0.733  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5151492    73.88                         0.250    0.017     0.233  DOWNEY SAVINGS & LOAN ASSO  DOWNEY SAVINGS & LOAN ASSO
5154783    69.99                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155360    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155382    46.48                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155386    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155392    72.22                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155393    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155402    50.59                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155405    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155412    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155417    79.99                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155430    75.10                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155434    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155438    79.99                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155549    75.71                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155554    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155555    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155562    76.74                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155563    76.34                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155571    84.66               11        0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155572    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155579    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155580    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155586    78.65                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155587    90.00               13        0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155603    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155604    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155630    69.44                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155646    76.19                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155673    77.98                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155704    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155722    79.99                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155735    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155746    79.99                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155749    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155765    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155779    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155808    72.92                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155859    61.14                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155876    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155889    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155901    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155934    79.18                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155948    76.92                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155968    48.42                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155976    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5155996    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156011    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156034    79.99                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156074    79.99                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156085    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156091    79.94                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156092    79.77                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156099    79.99                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156105    64.24                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156133    79.23                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156143    70.17                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156147    79.99                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156151    79.99                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156157    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156163    79.99                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156169    22.81                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156171    79.99                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156185    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156188    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156192    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156195    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156198    74.20                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156205    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156213    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156214    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156232    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156235    76.92                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156240    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156255    75.79                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156259    71.03                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156261    80.00                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156265    59.42                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156270    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156276    46.43                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156277    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156283    34.88                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156288    95.00               06        0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156295    90.00               13        0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156303    79.13                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156304    73.95                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156307    79.37                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156314    79.99                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156316    76.43                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156318    65.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156328    77.37                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156330    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156334    61.63                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156336    65.57                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156339    59.68                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156341    79.99                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156345    94.99               06        0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156346    86.84                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156349    90.00               01        0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156350    66.34                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156352    66.67                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156356    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156361    65.30                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156368    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156371    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156376    74.25                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156380    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156385    47.45                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156391    75.56                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156392    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156394    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156400    79.99                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156406    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156409    66.67                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156411    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156416    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156417    77.48                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156424    80.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156432    59.53                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156500    79.98                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156792    76.53                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156805    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156822    79.84                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156834    76.40                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156846    79.98                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156850    89.90               06        0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156858    74.99                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156865    90.00               06        0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156869    79.99                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156884    70.60                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156905    28.33                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156906    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156945    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156957    79.60                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156969    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156972    74.03                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5156980    89.20               12        0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157758    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157761    69.80                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157765    95.00               11        0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157769    79.99                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157770    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157772    80.00                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157774    76.92                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157775    79.99                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157776    77.38                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157781    70.69                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157788    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157792    79.04                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157859    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157874    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157885    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157890    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157891    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157894    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157902    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157906    75.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157907    79.97                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157915    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157916    78.03                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157926    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157927    87.95               06        0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157932    79.99                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157938    72.46                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157941    77.17                         0.250    0.017     1.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157945    79.34                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157948    89.99               12        0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5157962    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158062    66.67                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158069    68.54                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158075    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158083    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158102    74.83                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158106    63.64                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158111    59.02                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158117    75.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158122    81.30               11        0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158130    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158137    66.67                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158140    79.71                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158152    79.61                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158158    67.83                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158162    70.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158166    79.76                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158170    63.27                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158173    79.99                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158182    74.47                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158187    73.60                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158190    89.21               01        0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158192    22.99                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158206    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158211    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158212    66.18                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158213    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158215    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158219    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158222    80.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158225    78.17                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158227    67.74                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158230    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158231    76.72                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158232    77.43                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158233    68.97                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158239    75.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158243    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158249    61.50                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158252    79.92                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158256    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158259    32.61                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158265    79.82                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158267    70.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158268    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158270    75.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158275    75.95                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158280    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158282    36.36                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158283    73.77                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158284    70.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158291    79.79                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158296    63.16                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158308    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158315    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5158680    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159483    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159490    75.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159499    76.92                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159530    78.94                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159536    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159550    88.94               11        0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159560    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159580    72.47                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159591    62.52                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159597    89.88               33        0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159598    74.77                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159606    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159617    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159622    80.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159658    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159662    65.03                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159674    76.13                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159686    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159688    80.00                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159694    72.08                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159719    49.98                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159722    72.05                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159723    55.83                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159732    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159750    75.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159755    78.57                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159757    67.61                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159771    71.78                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159777    79.93                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159788    75.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159797    70.73                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159805    70.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159808    77.04                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159810    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159817    78.57                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159828    63.43                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159834    80.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159839    35.24                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159841    64.17                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159847    79.99                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159850    80.00                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159860    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159869    74.00                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159870    80.00                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159881    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159882    51.53                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159886    79.97                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159890    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159898    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5159899    75.38                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160010    77.77                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160013    79.97                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160017    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160028    80.00                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160037    64.29                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160105    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160128    26.12                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160135    75.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160150    40.48                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160156    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160160    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160165    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160174    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160179    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160696    56.96                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160708    88.78               01        0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160716    69.99                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160733    75.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5160741    69.59                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161194    40.98                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161201    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161207    80.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161214    78.02                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161218    80.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161307    61.11                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161313    76.79                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161316    80.00                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161325    68.97                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161328    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161332    79.30                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161334    74.11                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161347    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161351    80.00                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161359    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161363    80.00                         0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161372    80.00                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161380    21.75                         0.250    0.017     0.983  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161389    80.00                         0.250    0.017     1.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161402    95.00               06        0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161446    90.00               13        0.250    0.017     0.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161489    74.73                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161516    80.00                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161533    80.00                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161537    79.99                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161558    77.89                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161564    80.00                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161571    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161575    79.99                         0.250    0.017     0.108  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161576    80.00                         0.250    0.017     0.733  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161660    70.00                         0.250    0.017     0.358  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161673    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161682    77.61                         0.250    0.017     1.233  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161693    79.99                         0.250    0.017     0.608  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161698    80.00                         0.250    0.017     0.483  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161701    83.76               11        0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5161706    62.70                         0.250    0.017     0.000  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
5162816    64.11                         0.250    0.017     0.858  NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C

COUNT:                   528
WAC:             8.080260057
WAM:             355.9488974
WALTV:           75.45065816

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information
----------------

Name of Mortgagor:                         _____________________________________

Servicer
Loan No.:                                  _____________________________________

Custodian/Trustee
-----------------

      Name:                                _____________________________________

                                           _____________________________________
      Address:                             _____________________________________

      Custodian/Trustee
      Mortgage File No.:                   _____________________________________

Seller
------

      Name:                                _____________________________________

                                           _____________________________________
      Address:                             _____________________________________

      Certificates:                        Mortgage Pass-Through Certificates,
                                           Series 2000-2

            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 2000-2, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of March 30, 2000 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

      ( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

      ( )   Mortgage recorded on _____________________ as instrument no.
            ______________ in the County Recorder's Office of the County of
            ____________________, State of _______________________ in
            book/reel/docket ____________________ of official records at page/image ____________.

      ( )   Deed of Trust recorded on ____________________ as instrument no.
            _________________ in the County Recorder's Office of the County of
            ___________________, State of _________________ in book/reel/docket
            ____________________ of official records at page/image ____________.

      ( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
            ______________________________ as instrument no. ______________ in the County Recorder's Office of the County of ______________________, State of _____________________ in
            book/reel/docket ____________________ of official records at page/image ____________.

      ( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

            ( )   _____________________________________________

            ( )   _____________________________________________

            ( )   _____________________________________________

            ( )   _____________________________________________

            The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                       NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION

                                       By: __________________________



                                       Title: ________________________

Date: ________________, 19__

                                    EXHIBIT H

                                                 AFFIDAVIT PURSUANT TO SECTION
                                                 860E(e)(4) OF THE INTERNAL
                                                 REVENUE CODE OF 1986, AS
                                                 AMENDED, AND FOR NON-ERISA
                                                 INVESTORS



STATE OF                )
                        )  ss.:
COUNTY OF               )


            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1.____That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

            2.____That the Purchaser's  Taxpayer  Identification  Number
is [             ].

            3.____That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

            6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

            9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of

__________, 19 __.

                                        [Name of Purchaser]


                                       By:__________________________
                                          [Name of Officer]


                                          [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed  and sworn  before me this __ day of            ,
                                                             ----------
19 __.

_____________________________
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]

                                     [Date]

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Re:   Norwest Asset Securities Corporation,
            Series 2000-2, Class A-R

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                       Very truly yours,


                                       [Transferor]


                                       ______________________

                                    EXHIBIT J

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-2
                    CLASS [A-PO][B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                              _________________ __, ____

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way

Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2, Class [A-PO][B-4][B-5][B-6] Certificates (the "Class [A-PO][B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of March 30, 2000 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-PO][B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [A-PO][B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-PO][B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-PO][B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c)   The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 19__, relating to the Class [A-PO][B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [A-PO][B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-PO][B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-PO][B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-PO][B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [A-PO][B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-4][B-5][B-6] Certificates only] if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-PO][B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3.  Transfer of Class [A-PO][B-4][B-5][B-6] Certificates.

            (a) The Purchaser understands that the Class [A-PO][B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-PO][B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [A-PO][B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [A-PO][B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c)   The Purchaser acknowledges that its Class
[A-PO][B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [PURCHASER]


                                       By:
                                          ------------------------------


                                       Its:
                                          ------------------------------

                                    EXHIBIT K

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-2
                      CLASS [B-1] [B-2] [B-3] CERTIFICATES

                               TRANSFEREE'S LETTER

                                               ________________ __, ____

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2, Class [B-1][B-2][B-3] Certificates (the "Class [B-1][B-2][B-3] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of March 30, 2000 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-1] [B-2] [B-3] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-1][B-2][B-3] Certificate are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [PURCHASER]


                                       By: _____________________________


                                       Its:_____________________________


                                       [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                   Norwest Mortgage, Inc. Servicing Agreement

                 National City Mortgage Co. Servicing Agreement

                  Chevy Chase Bank, F.S.B. Servicing Agreement

           Downey Savings & Loan Association, F.A. Servicing Agreement

                   HomeSide Lending, Inc. Servicing Agreement

              Merrill Lynch Credit Corporation Servicing Agreement

                   Hibernia National Bank Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

                    Bank of Oklahoma, N.A.Servicing Agreement

                 America First Credit Union Servicing Agreement

       Farmers State Bank & Trust Company of Superior Servicing Agreement

                   Keystone National Bank Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of _____, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and _____ (the "Purchaser").

                              PRELIMINARY STATEMENT

            ______________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of March 30, 2000 among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

            ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1.      Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least D-1 by Duff & Phelps Credit Rating Co. ("DCR") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by DCR or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least D-1 by DCR or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either DCR or S&P and, for each of the preceding clauses (i),
(iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.2.      Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.1.      Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

               (i)Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

               (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.2.      Purchaser's Election to Delay Foreclosure
Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.3.      Purchaser's Election to Commence Foreclosure
Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.4.      Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.1.      Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.2.      Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.3.      Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.4.      Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.1.      Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.2.      Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.3.      Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.4.      Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a)   in the case of the Company,
                  Norwest Bank Minnesota, National Association
                  7485 New Horizon Way

                  Frederick, MD 21703

                  Attention:  Vice President, Master Servicing
                  Phone:      301-696-7800
                  Fax:  301-815-6365

            (b)   in the case of the Purchaser,

                  _______________________________________

                  _______________________________________

                  _______________________________________

                  _______________________________________

                  Attention: ____________________________

            Section 4.5.      Severability of Provisions.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.6.      Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.7.      Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.8.      Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.9.      Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       Norwest Bank Minnesota, National
                                          Association

                                       By:____________________________________
                                          Name:
                                          Title:



                                       By:____________________________________
                                          Name:
                                          Title: